                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6526

                                 COVENTRY GROUP
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-766-8938


                     Date of fiscal year end: MARCH 31, 2005

                    Date of reporting period: MARCH 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  ANNUAL REPORT

                                   1ST SOURCE
                                [MONOGRAM LOGO]
                                   FUNDS(SM)

                                  ANNUAL REPORT
                                 MARCH 31, 2005

NOTICE TO INVESTORS
SHARES OF 1ST SOURCE MONOGRAM FUNDS(SM):

    - ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
ANNUAL REPORT--MARCH 31, 2005

Letter from the Investment Advisor ............................   1
Income Equity Fund ............................................   3
Diversified Equity Fund .......................................  10
Special Equity Fund ...........................................  16
Income Fund ...................................................  22
Long/Short Fund ...............................................  29
Notes to Financial Statements .................................  35
Report of Independent Registered Public Accounting Firm .......  39
Additional Information ........................................  40
Table of Shareholder Expenses .................................  41
Trustees and Officers .........................................  42

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12-month period ending June 30, 2004 is available at the SEC's website at www.sec.gov.

Schedules of Portfolio Investments for periods ending December 31 and June 30 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the 12-month period ended March 31, 2005. The economy produced healthy growth during this fiscal year, helping the stock market generate moderate returns. Long-term bonds posted small gains in that environment, while short-term bonds declined in value.

The economy grew steadily during this period, continuing the expansion that began in 2003. The Federal Reserve Board (the "Fed") increased the federal funds rate seven times during the period, from a very low 1.00% in June, 2004 to 2.75% as of March 31, 2005 in order to forestall higher inflation. Meanwhile, modest job creation and mortgage-refinancing activity supported solid consumer spending. A powerful rise in energy prices weighed on consumers, however, as costs for electricity and gasoline drained discretionary income.

International corporations benefited from global economic growth, which encouraged international trade. The decline in the value of the dollar also benefited U.S.-based multinationals, because relatively strong foreign currencies made U.S. products less expensive overseas. Corporate profit margins reached near-historic peaks during this period. Corporations had dramatically reduced their costs and debt loads during previous years, so revenue growth translated quickly into stronger earnings. High energy and commodity costs hurt some industries, but benefited others. Overall, corporations generated strong profit growth. Profit growth slowed late in the period, as year-over-year comparisons became more difficult.

The real estate sector was particularly strong during this period. Residential and commercial properties both produced significant gains in value. Meanwhile, pension funds facing low bond yields increasingly used real estate investments as a source of current income.

STOCKS STAGNATE, THEN SURGE

Stocks floundered through the first half of the 12-month period. The very close presidential campaign generated uncertainty about regulatory and tax issues and foreign policy, and many investors kept their money on the sidelines while they waited for a clearer outlook. Meanwhile, sputtering job growth and rising energy prices caused concerns about the vulnerability of the economic recovery. Health care stocks--particularly shares of large drug firms--suffered more than other industries from political uncertainties, while technology stocks declined due to signs of slowing demand and higher inventories. Energy and basic materials stocks led the market, supported by rising oil and commodity prices.

Stocks began a nearly two-month surge immediately prior to the election, as investors encouraged by solid economic numbers started to look past the presidential election. The rally continued following the resolution of the election, and drew further support from declining energy prices during November and December. Health care stocks surged, led by shares outside of the pharmaceuticals industry.

Resurgent energy prices in January contributed to another stock-market decline. Stocks subsequently rose on promising economic data, but then fell back as later reports proved disappointing.

Smaller stocks generally outperformed large-cap shares during the period, continuing a roughly five-year period of dominance by small- and mid-cap stocks. Value stocks also continued a run of strong relative performance, supported by strong returns in the energy and basic materials sectors.

THE YIELD CURVE TIGHTENS

Yields on short-term Treasury securities rose in line with the Federal Reserve's interest-rate increases. Yields move in the opposite direction of prices, so the rise caused short-term bonds' values to fall. The yield on the three-month Treasury bill increased from 0.93% at the beginning of the period to 2.77% as of March 31, 2005.

Long-term Treasury securities moved in the opposite direction of short-term bonds. The combination of rising energy prices, higher short-term interest rates and modest job growth convinced fixed-income investors that a surge in economic growth was unlikely. Meanwhile, data during most of the period indicated that inflation remained low. Those factors encouraged investors to buy long-term Treasury securities, boosting their prices and pushing their yields lower.

Strong overseas demand for long-term Treasuries also acted to keep yields low. The yield on the 10-year Treasury bond began the period at 3.84% and rose to 4.88% in July. It nearly revisited its early low point in February, reaching 3.99%, before jumping on new inflation concerns to end the period at 4.48%.

Corporate bonds outperformed Treasury securities during the period. Investors rewarded corporations for strong earnings, excellent cash flow and cash-heavy balance sheets. As a result, the gap between the yield on corporate issues and Treasury bonds narrowed during each of the first 11 months of the fiscal year. Corporate lost ground to Treasuries in March, as weak earnings reports from major automakers led investors to reevaluate the prospects for corporate securities.

THE OUTLOOK

We believe we are approaching the second half of the current business cycle. The second half of a business cycle typically is characterized by increased job growth, tighter utilization of capacity and rising interest rates. Such environments often are accompanied by modest stock market growth, favoring shares of firms that can generate dependable earnings. Large-cap stocks appear relatively attractive, having trailed smaller shares for such an extended period.

A number of factors make this cycle unique, however. In particular, the development of China into an economic power has wide-ranging implications for many global relationships, including demand for energy and commodities, trade deficits, currency fluctuations, investment flows and the stability of the financial system. Other global factors also present challenges, including the threat of terrorism and conflict in the Middle East.

We will monitor those developments closely during the coming year, in order to develop strategies and select securities that can capture opportunities while shielding shareholders from risks. We continue to believe that diversification among a variety of stocks and bonds is the best approach for building financial security--especially given the volatility of today's financial markets.(1)

Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

                                                      Sincerely,

                                                      Ralph C. Shive, CFA
                                                      Paul W. Gifford, CFA
                                                      Kevin A. Carey, CFA
                                                      Robert W. Nelson, CFA
                                                      Eric A. Boughton, CFA
                                                      Bruno P. Riboni
                                                      Michael L. Shinnick
                                                      Jason W. Cooper

(1) Diversification does not guarantee a profit nor protect against a loss.

The foregoing information and opinions are for general information only.1st Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Fund gained 17.17%. That compared to a 13.17% return for the Russell 1000 Value Index(1), and a 9.96% return for the Lipper Equity Income Funds Index(1).

Q.    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The stock market in general, and value stocks in particular, posted solid performance during the period. Energy stocks fared especially well, as did shares of basic materials companies. Smaller stocks generally outperformed larger shares, while dividend-paying stocks generally produced healthy gains. Those trends helped this Fund post strong returns.

      The Fund's returns relative to its benchmark benefited from overweight positions in the energy and basic materials sectors. We under-weighted technology stocks, which rarely offer the dividend income or valuation characteristics that this Fund seeks. That relatively small allocation boosted returns against the benchmark, as technology stocks trailed the market. The Fund's relative performance also got a boost from strength in mid-cap stocks, because this Fund has a higher allocation to mid-caps than does the benchmark.(2)

      Individual stock selection also helped the Fund outpace our index. For example, the financial services sector performed relatively poorly during this period, as rising interest rates weighed on bank stocks. But the Fund's investments in shares of brokerage firms, asset managers and insurance firms helped its financial-services stake outdistance the financial-services stocks in the benchmark. Likewise, the Fund's holdings in the health-care sector out-gained the benchmark's health-care allocation.(2)

      Problems with a handful of individual stocks accounted for the largest drag on the Fund's returns. In particular, company-specific problems at certain automobile and pharmaceutical stocks weighed on performance.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.

(2) The composition of the Fund's portfolio is subject to change.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                               INCOME EQUITY FUND

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

                                  [BAR CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

Basic Materials               12.8%
Communications                 5.9%
Consumer Cyclicals             9.7%
Consumer Non-Cyclicals        10.0%
Energy                        10.3%
Financial                      9.7%
Health Care                    9.8%
Industrials                   14.4%
Technology                     4.3%
Utilities                      3.4%
Investment Companies           7.5%
Preferred Stocks               1.0%
Convertible Bonds              1.2%

AVERAGE ANNUAL TOTAL RETURN

as of 3/31/05                      1 Year     5 Year     10 Year
-------------                      ------     ------     -------
Income Equity Fund                 17.17%     10.27%     13.21%

Russell 1000(R) Value Index        13.17%      5.19%     12.81%

Lipper Equity Income Funds Index    9.96%      3.97%      9.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/95 to 3/05, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-toearnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2005

SECURITY DESCRIPTION                                         SHARES                   VALUE ($)
--------------------                                         ------                   ---------
COMMON STOCKS - 88.3%

BASIC MATERIALS - 12.5%
Alcoa, Inc ............................................      52,000                   1,580,280
Allegheny Technologies, Inc ...........................      25,000                     602,750
Anglo American PLC, ADR ...............................      68,400                   1,634,760
Carpenter Technology Corp .............................      10,000                     594,100
Dow Chemical Co .......................................      16,000                     797,600
E. I. du Pont de Nemours & Co .........................      31,000                   1,588,440
Eastman Chemical Co ...................................      15,000                     885,000
Newmont Mining Corp ...................................      22,000                     929,500
Olin Corp .............................................      70,000                   1,561,000
Plum Creek Timber Co., Inc ............................      20,000                     714,000
Potash Corp. of Saskatchewan, Inc .. ..................      23,000                   2,012,730
                                                                                     ----------
                                                                                     12,900,160
                                                                                     ----------
COMMUNICATIONS - 5.7%
Belo Corp., Series A ..................................      42,000                   1,013,880
Harris Corp ...........................................      25,600                     835,840
SBC Communications, Inc ...............................      45,000                   1,066,050
Sprint Corp ...........................................      70,000                   1,592,500
Tribune Co ............................................      13,000                     518,310
Verizon Communications ................................      25,000                     887,500
                                                                                     ----------
                                                                                      5,914,080
                                                                                     ----------
CONSUMER CYCLICALS - 9.5%
Brown Shoe Company, Inc ...............................      40,000                   1,370,800
General Motors Corp ...................................      20,000                     587,800
Grainger (W.W.), Inc ..................................      25,000                   1,556,750
Longs Drug Stores Corp ................................      29,000                     992,380
RPM, Inc ..............................................      60,000                   1,096,800
Sabre Holdings Corp ...................................      50,000                   1,094,000
Sherwin-Williams Co ...................................      20,000                     879,800
Superior Industries International .....................      23,000                     607,430
Whirlpool Corp ........................................      23,000                   1,557,790
                                                                                     ----------
                                                                                      9,743,550
                                                                                     ----------
CONSUMER NON-CYCLICAL - 9.7%
Archer-Daniels-Midland Co .............................      40,000                     983,200
Avery-Dennison Corp ...................................      26,000                   1,610,180
ConAgra, Inc ..........................................      50,000                   1,351,000
H.J. Heinz Co .........................................      27,000                     994,680
Kimberly-Clark Corp ...................................      20,000                   1,314,600
Sotheby's Holdings Services, Inc. (b) .................      72,000                   1,221,120
Supervalu, Inc ........................................      33,000                   1,100,550
Waste Management, Inc .................................      50,000                   1,442,500
                                                                                     ----------
                                                                                     10,017,830
                                                                                     ----------
ENERGY - 10.1%
Anadarko Petroleum Corp ...............................      21,000                   1,598,100
GlobalSantaFe Corp ....................................      48,000                   1,777,920
Marathon Oil Corp .....................................      35,000                   1,642,200
National Fuel Gas .....................................      50,000                   1,429,500
Schlumberger Ltd ......................................      21,000                   1,480,080
Unocal Corp ...........................................      25,000                   1,542,250
Williams Cos., Inc ....................................      50,000                     940,500
                                                                                     ----------
                                                                                     10,410,550
                                                                                     ----------
FINANCIAL - 9.5%
A.G. Edwards, Inc .....................................      30,000                   1,344,000
Citigroup, Inc ........................................      25,000                   1,123,500
Hospitality Properties Trust ..........................      14,100                     569,358
J.P. Morgan Chase & Co ................................      32,000                   1,107,200
Keycorp ...............................................      38,000                   1,233,100
Lincoln National Corp .................................      25,000                   1,128,500
Old National Bancorp ..................................      62,644                   1,271,673
St. Paul Cos ..........................................      32,000                   1,175,360
UnumProvident Corp ....................................      40,000                     680,800
Waddell & Reed Financial, Inc .........................      10,000                     197,400
                                                                                     ----------
                                                                                      9,830,891
                                                                                     ----------
HEALTH CARE - 9.6%
Abbott Laboratories ...................................      30,000                   1,398,600
Bristol-Myers Squibb Co ...............................      66,000                   1,680,360
Humana, Inc. (b) ......................................      60,000                   1,916,400
Medco Health Solutions, Inc. (b) ......................      21,000                   1,040,970
Mylan Laboratories, Inc ...............................      30,000                     531,600
Novartis AG, ADR ......................................      25,000                   1,169,500
Pfizer, Inc ...........................................      45,000                   1,182,150
Sunrise Senior Living, Inc. (b) .......................      20,000                     972,000
                                                                                     ----------
                                                                                      9,891,580
                                                                                     ----------
INDUSTRIALS - 14.1%
Avnet, Inc. (b) .......................................      73,000                   1,344,660
Emerson Electric Co ...................................      19,000                   1,233,670
General Electric Co ...................................      30,000                   1,081,800
Honeywell International, Inc ..........................      40,000                   1,488,400
Pall Corp .............................................      55,100                   1,494,312
Parker-Hannifin Corp ..................................      24,000                   1,462,080
Raytheon Co ...........................................      30,000                   1,161,000
Shaw Group, Inc. (b) ..................................      70,000                   1,526,000
Sonoco Products Co ....................................      50,000                   1,442,500
Stewart & Stevenson Services, Inc ... .................      43,000                     984,270
Watts Industries, Inc., Class A .......................      40,000                   1,304,400
                                                                                     ----------
                                                                                     14,523,092
                                                                                     ----------
TECHNOLOGY - 4.2%
BEA Systems, Inc. (b) .................................     115,000                     916,550
Computer Sciences Corp. (b) ...........................      20,000                     917,000
Diebold, Inc ..........................................      25,000                   1,371,250
Hewlett-Packard Co ....................................      52,000                   1,140,880
                                                                                     ----------
                                                                                      4,345,680
                                                                                     ----------
UTILITIES - 3.4%
American Electric Power ...............................      29,000                     987,740
NiSource, Inc .........................................      60,000                   1,367,400
Southwest Gas Corp ....................................      45,900                   1,108,944
                                                                                     ----------
                                                                                      3,464,084
                                                                                     ----------
TOTAL COMMON STOCKS
    (Cost $71,313,657) ................................                              91,041,497
                                                                                     ----------
INVESTMENT COMPANIES - 7.4%
Fifth Third Prime Money Market Fund
    - Institutional Class .............................   6,539,402                   6,539,402
Kayne Anderson Investment
    Company ...........................................      40,000                   1,048,800
                                                                                     ----------
TOTAL INVESTMENT COMPANIES
    (Cost $7,547,541) .................................                               7,588,202
                                                                                     ----------
PREFERRED STOCKS - 0.9%
CONSUMER CYCLICALS - 0.2%
General Motors Corp., 5.25% ...........................      12,000                     224,160
                                                                                     ----------
HEALTH CARE - 0.7%
Baxter International, Inc., 7.00%,
    2/16/06 ...........................................      14,000                     753,900
                                                                                     ----------
TOTAL PREFERRED STOCKS
    (Cost $941,502) ...................................                                 978,060
                                                                                     ----------

CONVERTIBLE BONDS - 1.2%

                                                      PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT ($)        VALUE($)
--------------------                                  ----------        --------
HEALTH CARE - 0.7%
Sunrise Senior Living, Inc., 5.25%,
    2/1/09 (c) .................................        500,000          691,875
                                                                         -------

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2005

                                                      PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT ($)       VALUE($)
--------------------                                  ----------       --------
CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - 0.5%
BEA Systems, 4.00%, 12/15/06 ...................        550,000          542,438
                                                                     -----------
TOTAL CONVERTIBLE BONDS
    (Cost $1,049,268) ..........................                       1,234,313
                                                                     -----------
TOTAL INVESTMENTS
    (Cost $80,851,968) (a) - 97.8% .............                     100,842,072
                                                                     ===========

Percentages indicated are based on net assets of $103,126,625.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of tax return of capital distributions related to holdings in real estate investment trusts of approximately $(2,929). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ........................       $   21,633,362
Unrealized depreciation ........................           (1,640,329)
                                                       --------------
Net unrealized appreciation ....................       $   19,993,033
                                                       ==============

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                    STATEMENT OF ASSETS AND LIABILITIES
INCOME EQUITY FUND                                                MARCH 31, 2005

ASSETS:
Investments, at value (cost
$80,851,968)....................................                $   100,842,072
Interest and dividends receivable...............                        184,143
Receivable for capital shares issued............                         10,000
Receivable for investments sold.................                      2,401,935
Prepaid expenses................................                         11,152
                                                                ---------------
  TOTAL ASSETS..................................                    103,449,302

LIABILITIES:
Payable for investments purchased...............   $  226,800
Accrued expenses and other payables:
  Investment advisory...........................       70,343
  Administration................................        1,674
  Other.........................................       23,860
                                                   ----------
  TOTAL LIABILITIES.............................                        322,677
                                                                ---------------
NET ASSETS......................................                $   103,126,625
                                                                ===============

COMPOSITION OF NET ASSETS:
Capital.........................................                $    78,141,578
Undistributed net investment income.............                         62,073
Accumulated net realized gains from
  investment transactions.......................                      4,932,870
Unrealized appreciation from investments........                     19,990,104
                                                                ---------------

NET ASSETS......................................                $   103,126,625
                                                                ===============
Shares Outstanding (par value $0.01,
unlimited number of authorized shares)..........                      7,575,996
                                                                ===============
Net Asset Value, Offering and
  Redemption Price per share....................                $         13.61
                                                                ===============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Interest........................................                 $        49,427
Dividend........................................                       1,993,617
                                                                 ---------------
  TOTAL INVESTMENT INCOME:......................                       2,043,044

EXPENSES:
  Investment advisory...........................   $   713,136
  Administration................................       178,286
  Distribution..................................       222,855
  Accounting....................................        34,838
  Chief Compliance Officer......................         6,331
  Custodian.....................................         8,973
  Transfer agent................................        38,412
  Trustee.......................................         3,383
  Other.........................................        82,497
                                                   -----------
  Total expenses before fee reductions..........                       1,288,711
  Administration and Distribution fees
    voluntarily reduced.........................                        (226,826)
                                                                 ---------------
  NET EXPENSES..................................                       1,061,885
                                                                 ---------------
NET INVESTMENT INCOME...........................                         981,159
                                                                 ---------------

NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions..................................                       7,405,693
Change in unrealized appreciation/
  depreciation from investments.................                       6,218,650
                                                                 ---------------
Net realized/unrealized gains (losses)
  from investments..............................                      13,624,343
                                                                 ---------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................                 $    14,605,502
                                                                 ===============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                                  MARCH 31, 2005          MARCH 31, 2004
                                                                                ------------------      ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income......................................................   $          981,159      $          986,897
  Realized gains from investment transactions................................            7,405,693               1,900,037
  Change in unrealized appreciation/depreciation from investments............            6,218,650              18,280,817
                                                                                ------------------      ------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............................           14,605,502              21,167,751
                                                                                ------------------      ------------------

DISTRIBUTIONS:
  From net investment income.................................................             (949,083)               (955,187)
  From net realized gains....................................................           (3,349,691)               (693,121)
                                                                                ------------------      ------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS..........................           (4,298,774)             (1,648,308)
                                                                                ------------------      ------------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued................................................           21,818,495              16,785,531
  Dividends reinvested.......................................................            3,858,611               1,494,358
  Cost of shares redeemed....................................................          (11,891,491)            (11,168,042)
                                                                                ------------------      ------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.........................           13,785,615               7,111,847
                                                                                ------------------      ------------------

CHANGE IN NET ASSETS.........................................................           24,092,343              26,631,290

NET ASSETS:
  Beginning of period........................................................           79,034,282              52,402,992
                                                                                ------------------      ------------------
  End of period..............................................................   $      103,126,625      $       79,034,282
                                                                                ==================      ==================

SHARE TRANSACTIONS:
  Issued.....................................................................            1,716,028               1,500,369
  Reinvested.................................................................              295,304                 133,680
  Redeemed...................................................................             (934,231)             (1,043,058)
                                                                                ------------------      ------------------
CHANGE IN SHARES.............................................................            1,077,101                 590,991
                                                                                ==================      ==================

Undistributed net investment income..........................................   $           62,073      $           29,997
                                                                                ==================      ==================

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            FOR THE YEARS ENDED MARCH 31,
                                                                ----------------------------------------------------
                                                                  2005       2004      2003        2002       2001
                                                                --------   --------   -------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  12.16   $   8.87   $ 11.49    $  10.87   $  10.77
                                                                --------   --------   -------    --------   --------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.14       0.17      0.18        0.17       0.17
  Net realized and unrealized gains (losses) from
   investments..............................................        1.91       3.39     (2.53)       1.07       1.03
                                                                --------   --------   -------    --------   --------
  Total from investment activities..........................        2.05       3.56     (2.35)       1.24       1.20
                                                                --------   --------   -------    --------   --------

DISTRIBUTIONS:
  Net investment income.....................................       (0.13)     (0.16)    (0.18)      (0.17)     (0.19)
  Net realized gains........................................       (0.47)     (0.11)    (0.09)      (0.45)     (0.91)
                                                                --------   --------   -------    --------   --------
  Total Distributions.......................................       (0.60)     (0.27)    (0.27)      (0.62)     (1.10)
                                                                --------   --------   -------    --------   --------

NET ASSET VALUE, END OF PERIOD..............................    $  13.61   $  12.16   $  8.87    $  11.49   $  10.87
                                                                ========   ========   =======    ========   ========

TOTAL RETURN................................................       17.17%     40.48%   (20.66%)     11.97%     11.51%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $103,127   $ 79,034   $52,403    $ 56,981   $ 47,104
Ratio of expenses to average net assets.....................        1.19%      1.21%     1.22%       1.20%      1.18%
Ratio of net investment income to average net assets........        1.10%      1.49%     1.82%       1.58%      1.64%
Ratio of expenses to average net assets (a).................        1.44%      1.46%     1.47%       1.45%      1.43%
Portfolio turnover..........................................          44%        24%       18%         32%        42%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Fund has changed its standardized benchmark from the Standard and Poor's 500 Stock Index ("S&P 500") to the Russell 1000(R) Growth Index to provide a more appropriate market comparison for the Fund's performance. During the 12-month period ended March 31, 2005, the Fund gained 4.80%. That compared to a 1.16% return for the Russell 1000(R) Growth Index and a 6.69% return for the S&P 500 Stock Index.(1)

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The stock market posted solid performance during this 12-month period. Stocks surged during the fourth calendar quarter of 2004, helping this Fund and its benchmark generate gains.

      The Fund out-performed its benchmark in part because strong high-end consumer spending benefited a number of individual stocks, particularly in the retail and homebuilding industries. The Fund also got a boost from its overweight position in energy stocks. We held large stakes relative to the benchmark in every energy sub-sector, including shares of refiners, exploration and production firms, energy services companies and large, diversified energy firms. The sharp increase in oil and gas prices during this period boosted profits at those firms, causing their stocks to surge.

      An overweight position in health-care stocks weighed on the Fund's relative performance. Large-cap pharmaceuticals stocks suffered for a number of reasons, including questions about the strength of their drug pipelines, potential regulations and problems with certain products. We held relatively large stakes in other health-care industries that fared better, including orthopedics, medical devices, cardiac care, mental health care and laboratory services. But those positions were not adequate to offset pharmaceuticals stocks' losses.(2)

      The Fund's exposure to technology stocks also dragged slightly on returns. The Fund had a neutral allocation to that sector, but poor performance by several large technology stocks caused the Fund's technology investments to lag those of the benchmark.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                             DIVERSIFIED EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                  [BAR CHART]

                               PERCENTAGE
                               ----------
Basic Materials                   2.3%
Communications                    6.7%
Consumer Cyclicals               15.9%
Consumer Non-Cyclicals            6.7%
Energy                            9.8%
Financial                         9.5%
Health Care                      18.4%
Industrials                       7.6%
Technology                       14.2%
Investment Companies              8.9%

AVERAGE ANNUAL TOTAL RETURN

       as of 3/31/05               1 Year     5 Year     10 Year
----------------------------       ------     ------     -------
Diversified Equity Fund             4.80%      -7.28%       5.48%

S&P 500 Stock Index                 6.69%      -3.16%      10.79%

Russell 1000(R) Growth Index        1.16%     -11.28%       8.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/95 to 3/05, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund has changed its standardized benchmark from the Standard and Poor's 500 Index ("S&P 500") to the Russell 1000(R) Growth Index to provide a more appropriate market comparison for the Fund's performance. The S&P 500 Stock Index generally reflects the performance of the U.S. stock market as a whole. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

                                   Continued

1ST SOURCE MONOGRAM FUNDS                       SCHEDULE OF PORTFOLIO INVESTMENT
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2005

COMMON STOCKS - 90.8%

SECURITY DESCRIPTION                        SHARES     VALUE ($)
----------------------------------------    ------     ---------
BASIC MATERIALS - 2.3%
Praxair, Inc............................    16,700       799,262
Rio Tinto PLC ADR.......................     3,000       389,250
                                                       ---------
                                                       1,188,512
                                                       ---------

COMMUNICATIONS - 6.6%
Amazon.com, Inc. (b)....................    15,500       531,185
Cisco Systems, Inc. (b).................    43,300       774,637
Ebay, Inc. (b)..........................    25,000       931,500
McGraw-Hill Cos., Inc...................    14,000     1,221,500
                                                       ---------
                                                       3,458,822
                                                       ---------

CONSUMER CYCLICAL - 15.8%
Brunswick Corp..........................    12,000       562,200
Harley-Davidson, Inc....................    12,150       701,784
Home Depot, Inc.........................    25,050       957,912
Kohl's Corp. (b)........................    14,500       748,635
McDonald's Corp.........................    33,000     1,027,620
P.F. Chang's China Bistro, Inc. (b) ....    11,400       681,720
PETsMART, Inc...........................    14,000       402,500
Starbucks Corp. (b).....................    11,500       594,090
Tiffany & Company.......................    12,000       414,240
Toll Brothers, Inc. (b).................     9,000       709,650
Wal-Mart Stores, Inc....................    13,700       686,507
Walgreen Co.............................    17,600       781,792
                                                       ---------
                                                       8,268,650
                                                       ---------

CONSUMER NON-CYCLICAL - 6.6%
Apollo Group, Inc., Class A (b).........     5,250       388,815
Fortune Brands, Inc.....................    14,175     1,142,930
Pepsico, Inc............................    19,500     1,034,085
Procter & Gamble Co.....................    17,000       901,000
                                                       ---------
                                                       3,466,830
                                                       ---------

ENERGY - 9.8%
Apache Corp.............................    17,000     1,040,910
BP Amoco PLC ADR........................    13,000       811,200
Burlington Resources, Inc...............    12,000       600,840
Exxon Mobil Corp........................    20,000     1,192,000
Valero Energy Corp......................    20,000     1,465,400
                                                       ---------
                                                       5,110,350
                                                       ---------

FINANCIAL - 9.5%
American Express Co.....................    12,100       621,577
Bank of America Corp....................    13,600       599,760
Citigroup, Inc..........................    14,600       656,124
Fannie Mae..............................     2,000       108,900
Fifth Third Bancorp.....................    10,000       429,800
Hartford Financial Services Group.......     9,300       637,608
J.P. Morgan Chase & Co..................    13,100       453,260
MetLife, Inc............................    17,000       664,700
Wells Fargo & Co........................    13,300       795,340
                                                       ---------
                                                       4,967,069
                                                       ---------

HEALTH CARE - 18.4%
Amgen, Inc. (b).........................     5,000       291,050
Biogen Idec, Inc. (b)...................     8,000       276,080
Boston Scientific Corp. (b).............    44,600     1,306,335
Dentsply International..................     8,500       462,485
Edwards Lifesciences Corp. (b)..........    16,000       691,520
Eli Lilly & Co..........................    12,250       638,225
Genentech, Inc. (b).....................     5,000       283,050
Hillenbrand Industries, Inc.............     5,300       293,991
Johnson & Johnson ......................    16,900     1,135,004
Laboratory Corp. of America
 Holdings (b)...........................    10,400       501,280
Medtronic, Inc..........................    20,000     1,019,000
Pfizer, Inc.............................    36,000       945,720
St. Jude Medical, Inc. (b)..............    12,400       446,400
Stryker Corp............................     8,500       379,185
Zimmer Holdings, Inc. (b)...............    11,300       879,253
                                                       ---------
                                                       9,548,578
                                                       ---------

SECURITY DESCRIPTION                      SHARES     VALUE ($)
---------------------------------------  ---------  ----------
INDUSTRIALS - 7.6%
3M Co..................................      4,500     385,605
Emerson Electric Co....................      5,000     324,650
FedEx Corp.............................      5,400     507,330
General Electric Co....................     32,500   1,171,950
Illinois Tool Works, Inc...............      9,000     805,770
United Parcel Service, Inc., Class B...      3,300     240,042
United Technologies Corp...............      5,000     508,300
                                                    ----------
                                                     3,943,647
                                                    ----------

TECHNOLOGY - 14.2%
Applied Materials, Inc. (b)............     40,000     650,000
Automatic Data Processing, Inc.........      6,500     292,175
Dell Computer Corp. (b)................     30,700   1,179,494
Hewlett-Packard Co.....................     29,000     636,260
Intel Corp.............................     44,500   1,033,735
Microsoft Corp.........................     44,000   1,063,480
Oracle Corp. (b).......................     88,750   1,107,600
Qlogic Corp. (b).......................     20,000     810,000
Texas Instruments, Inc.................     25,000     637,250
                                                    ----------
                                                     7,409,994
                                                    ----------

TOTAL COMMON STOCKS
(Cost $ 42,466,522)....................             47,362,452
                                                    ----------

INVESTMENT COMPANIES - 8.8%

Fifth Third Prime Money Market Fund
  - Institutional Class................  4,053,204   4,053,204
Semiconductor Holders Trust............     17,300     562,769
                                                    ----------

TOTAL INVESTMENT COMPANIES
  (Cost $ 4,599,165)...................              4,615,973
                                                    ----------

TOTAL INVESTMENTS
  (Cost $ 47,065,687) (a) - 99.6%......             51,978,425
                                                    ==========

-------------------------
Percentages indicated are based on net assets of $52,169,022.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $295,978. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.........   $   6,952,332
Unrealized depreciation.........      (2,335,572)
                                   -------------
Net unrealized appreciation.....   $   4,616,760
                                   =============

(b)   Represents non-income producing security.
ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005

ASSETS:
Investments, at value (cost $47,065,687)......                $      51,978,425
Interest and dividends receivable.............                           38,215
Receivable for investments sold...............                          209,505
Prepaid expenses..............................                              544
                                                              -----------------
  TOTAL ASSETS................................                       52,226,689

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory.........................       44,115
  Administration..............................          852
  Other.......................................       12,700
                                                     ------
  TOTAL LIABILITIES...........................                           57,667
                                                              -----------------

NET ASSETS....................................                $      52,169,022
                                                              =================

COMPOSITION OF NET ASSETS:
Capital.......................................                $      57,356,471
Accumulated net realized losses from
  investment transactions.....................                      (10,100,187)
Unrealized appreciation from investments......                        4,912,738
                                                              -----------------

NET ASSETS....................................                $      52,169,022
                                                              =================

Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)......                        7,308,765
                                                              =================
Net Asset Value, Offering and
  Redemption Price per share..................                $            7.14
                                                              =================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Dividend......................................                $     642,499
                                                              -------------
  TOTAL INVESTMENT INCOME:....................                      642,499
EXPENSES:
  Investment advisory.........................   $  466,133
  Administration..............................       94,169
  Distribution................................      117,710
  Accounting..................................       21,582
  Chief Compliance Officer....................        3,325
  Custodian...................................        6,250
  Transfer agent..............................       18,878
  Trustee.....................................        1,774
  Other.......................................       36,856
                                                     ------
  Total expenses before fee reductions........                      766,677
  Administration and Distribution fees
    voluntarily reduced                                            (119,721)
                                                              -------------
  NET EXPENSES................................                      646,956
                                                              -------------
  NET INVESTMENT LOSS.........................                       (4,457)
                                                              -------------

NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions................................                    1,973,424
Change in unrealized appreciation/
  depreciation from investments...............                      147,934
                                                              -------------
Net realized/unrealized gains (losses)
  from investments............................                    2,121,358
                                                              -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................                $   2,116,901
                                                              =============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                                              MARCH 31, 2005       MARCH 31, 2004
                                                                            ------------------   ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.................................................      $           (4,457)  $          (62,234)
  Realized gains (losses) from investment transactions................               1,973,424             (360,073)
  Change in unrealized appreciation/depreciation from investments.....                 147,934            8,081,065
                                                                            ------------------   ------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS........................               2,116,901            7,658,758
                                                                            ------------------   ------------------

DISTRIBUTIONS:
  From net investment income..........................................                 (48,439)              (2,111)
                                                                            ------------------   ------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS...................                 (48,439)              (2,111)
                                                                            ------------------   ------------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued.........................................              14,607,557           12,357,186
  Dividends reinvested................................................                  43,813                2,020
  Cost of shares redeemed.............................................              (6,578,559)          (8,043,744)
                                                                            ------------------   ------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS..................               8,072,811            4,315,462
                                                                            ------------------   ------------------

CHANGE IN NET ASSETS..................................................              10,141,273           11,972,109

NET ASSETS:
  Beginning of period.................................................              42,027,749           30,055,640
                                                                            ------------------   ------------------
  End of period.......................................................      $       52,169,022   $       42,027,749
                                                                            ==================   ==================

SHARE TRANSACTIONS:
  Issued..............................................................               2,084,797            1,919,078
  Reinvested..........................................................                   6,128                  341
  Redeemed............................................................                (943,733)          (1,272,657)
                                                                            ------------------   ------------------
CHANGE IN SHARES......................................................               1,147,192              646,762
                                                                            ==================   ==================

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                  ---------------------------------------------------------------
                                                                     2005           2004           2003       2002         2001
                                                                  ----------     ----------     ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $     6.82     $     5.45     $    7.21   $    7.69   $   11.32
                                                                  ----------     ----------     ---------   ---------   ---------
INVESTMENT ACTIVITIES:
  Net investment (loss).........................................       (0.00)(a)      (0.01)        (0.01)      (0.01)      (0.02)
  Net realized and unrealized gains (losses) from investments...        0.33           1.38         (1.75)      (0.47)      (2.82)
                                                                  ----------     ----------     ---------   ---------   ---------
  Total from investment activities..............................        0.33           1.37         (1.76)      (0.48)      (2.84)
                                                                  ----------     ----------     ---------   ---------   ---------

DISTRIBUTIONS:
  Net investment income.........................................       (0.01)         (0.00)(a)        --          --          --
  Net realized gains............................................          --             --            --          --       (0.79)
                                                                  ----------     ----------     ---------   ---------   ---------
  Total Distributions...........................................       (0.01)            --            --          --       (0.79)
                                                                  ----------     ----------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD..................................  $     7.14     $     6.82     $    5.45   $    7.21   $    7.69
                                                                  ==========     ==========     =========   =========   =========
TOTAL RETURN....................................................        4.80%         25.15%       (24.41%)     (6.24%)    (26.25%)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...............................  $   52,169     $   42,028     $  30,056   $  40,766   $  45,912
Ratio of expenses to average net assets.........................        1.37%          1.38%         1.37%       1.32%       1.22%
Ratio of net investment loss to average net assets..............       (0.01%)        (0.17%)       (0.19%)     (0.17%)     (0.22%)
Ratio of expenses to average net assets (b).....................        1.63%          1.63%         1.62%       1.57%       1.66%
Portfolio turnover..............................................          43%            45%           80%         68%         29%

(a) Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Fund returned - 6.85%. That compared to a 5.41% return for the Fund's benchmark, the Russell 2000(R) Index of small-company stocks.(1)

Q.    WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?

A. This Fund changed management as of October 11, 2004. Prior to that management change, the Fund had held overweight positions in the health care and technology sectors, and an underweight stake in energy. Those sector allocations dragged on returns, as did poor performance among a number of individual stocks.

      The new management team pursues an investment strategy that seeks out stocks offering compelling growth prospects that trade at a reasonable price. The new approach concentrates on business fundamentals, balance-sheet strength and stock valuation. It also limits the size of individual holdings to roughly two percent of assets.

      The Fund's performance relative to its benchmark strengthened considerably following the change in management. The new team trimmed some positions and increased the number of stock holdings in order to reduce individual company risk. The team also mitigated sector-related risk by bringing the Fund's sector weightings closer to those of its benchmark.(2)

      The new managers did make some tactical sector allocations, however. For example, they built an overweight position in energy stocks, and maintained an underweight position in financial services. Those moves boosted performance, as energy continued a strong rally and financial-services firms began to suffer from rising interest rates.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)The composition of the Fund's portfolio is subject to change.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                              SPECIAL EQUITY FUND

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

             PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                  [BAR CHART]

Basic Materials                   1.4%
Communications                    7.6%
Consumer Cyclicals               15.7%
Consumer Non-Cyclicals            8.9%
Energy                            7.5%
Financial                        12.4%
Health Care                       9.2%
Industrials                      14.6%
Technology                       10.5%
Utilities                         1.0%
Investment Companies             11.2%

AVERAGE ANNUAL TOTAL RETURN

   as of 3/31/05            1 Year  5 Year    10 Year
---------------------       ------  ------    -------
Special Equity Fund          -6.85%   2.98%      9.90%

Russell 2000(R) Index         5.41%   4.01%     10.43%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/95 to 3/05, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

                                   Continued

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

SCHEDULE OF PORTFOLIO INVESTMENT
                   MARCH 31,2005

COMMON STOCKS - 88.9%

SECURITY DESCRIPTION                           SHARES     VALUE ($)
-------------------------------------------   ---------  ----------
BASIC MATERIALS - 1.4%
Georgia Gulf Corp..........................       4,000     183,920
Sigma-Aldrich Corp.........................       5,700     349,125
                                                         ----------
                                                            533,045
                                                         ----------
COMMUNICATIONS - 7.6%
Aeroflex, Inc. (b).........................      38,500     359,205
Comtech Telecommunications (b).............      15,600     812,760
CryptoLogic, Inc...........................      11,400     353,172
MRV Communications, Inc. (b)...............      79,300     256,139
Polycom, Inc. (b)..........................      28,000     474,600
Spectralink Corp...........................      29,000     409,480
TeleCommunication Systems, Inc. (b)........      83,400     222,678
                                                         ----------
                                                          2,888,034
                                                         ----------
CONSUMER CYCLICAL - 15.7%
Brown Shoe Company, Inc....................      16,600     568,882
DHB Industries, Inc. (b)...................      27,900     245,520
First Cash Financial Services, Inc. (b)....      15,400     326,018
MSC Industrial Direct Co., Inc.............       7,000     213,920
Oshkosh Truck Corp.........................       8,300     680,517
Outback Steakhouse, Inc....................       9,300     425,847
RC2 Corp. (b)..............................      18,900     642,600
Scan Source, Inc. (b)......................       9,075     470,357
Technical Olympic USA, Inc.................      19,000     573,800
Tiffany & Company..........................      14,000     483,280
Toll Brothers, Inc. (b)....................      10,900     859,465
West Marine, Inc. (b) .....................      23,100     491,106
                                                         ----------
                                                          5,981,312
                                                         ----------
CONSUMER NON-CYCLICAL - 8.9%
Charles River Associates, Inc. (b).........      11,435     564,317
First Consulting Group, Inc. (b)...........      82,000     426,400
Healthcare Services Group..................      15,800     383,150
Navigant Consulting, Inc. (b)..............      26,000     707,980
SFBC International, Inc. (b)...............       8,300     292,492
Source Interlink Companies, Inc. (b).......      66,500     748,125
Yankee Candle Co. (b)......................       8,200     259,940
                                                         ----------
                                                          3,382,404
                                                         ----------
ENERGY - 7.6%
Cal Dive International, Inc. (b)...........       8,900     403,170
Edge Petroleum Corp. (b)...................      32,800     543,168
FMC Technologies, Inc. (b).................      10,700     355,026
Headwaters, Inc. (b).......................      17,600     577,632
Petroleum Development Corp. (b)............      11,100     418,359
Rowan Cos., Inc............................       8,200     245,426
Spinnaker Exploration Co. (b)..............       9,100     323,323
                                                         ----------
                                                          2,866,104
                                                         ----------
FINANCIAL - 12.4%
BFC Financial Corp. (b)....................      31,375     296,494
Boston Private Financial Holdings, Inc.....      21,731     516,111
Fidelity Bankshares, Inc...................      10,500     241,290
Franklin Bank Corp. (b)....................      11,500     198,375
HCC Insurance Holdings, Inc................       9,600     347,136
Max Re Capital Ltd.........................      25,800     607,074
Oriental Financial Group...................      21,730     508,917
Portfolio Recovery Associates, Inc. (b)....       5,500     187,165
R&G Financial Corp.........................      16,000     498,720
Sterling Bancorp...........................      15,800     383,466
W.R. Berkley Corp..........................      10,300     510,880
Webster Financial Corp.....................       8,900     404,149
                                                         ----------
                                                          4,699,777
                                                         ----------
HEALTH CARE - 9.2%
America Service Group, Inc. (b)............      24,200     535,546
Amsurg Corp. (b)...........................      17,300     437,690
Angiotech Pharmaceuticals, Inc. (b)........      35,000     537,250
Harvard Bioscience, Inc. (b)...............     109,718     426,803
Odyssey Healthcare, Inc. (b)...............      27,000     317,520
Par Pharmaceutical Cos., Inc. (b)..........      17,300     578,512
Pediatrix Medical Group, Inc. (b)..........       9,400     644,746
                                                         ----------
                                                          3,478,067
                                                         ----------
INDUSTRIALS - 14.6%
Celadon Group (b)..........................      19,000     352,450
Ceradyne, Inc. (b).........................      13,100     293,047
Dionex Corporation (b).....................       8,900     485,050
Excel Technology, Inc. (b).................      21,803     535,918
Idex Corp..................................      18,700     754,544
Kaydon Corp................................       9,100     285,740
Mettler Toledo International, Inc. (b).....       6,200     294,500
Molecular Devices Corp. (b) ...............       8,900     169,100
Photon Dynamics, Inc. (b)..................      19,600     373,576
Rayovac Corp. (b)..........................       9,500     395,200
Roper Industries, Inc......................       8,700     569,850
Stericycle, Inc. (b).......................       8,200     362,440
Waste Connections, Inc. (b)................      13,350     463,913
Waters Corp. (b)...........................       6,200     221,898
                                                         ----------
                                                          5,557,226
                                                         ----------
TECHNOLOGY - 10.5%
02Micro International Ltd. (b).............      17,700     182,133
Anteon International Corp. (b).............      11,200     436,016
ChipMOS Technologies Ltd. (b)..............      73,000     468,660
Dendrite International, Inc. (b)...........      13,000     182,520
International Rectifier Corp. (b)..........       4,300     195,650
Micromuse, Inc. (b)........................      76,200     345,186
Omnivision Technologies (b)................      50,000     757,500
Quality Systems, Inc.......................       9,800     414,932
Scansoft, Inc. (b).........................     116,800     434,496
Skyworks Solutions, Inc. (b)...............      22,200     140,970
Stratasys, Inc. (b)........................      14,800     419,284
                                                         ----------
                                                          3,977,347
                                                         ----------
UTILITIES - 1.0%
Southwest Water Co.........................      34,800     362,964
TOTAL COMMON STOCKS
                                                         ----------
  (Cost $30,719,787).........................            33,726,280
                                                         ----------
INVESTMENT COMPANIES - 11.2%
Fifth Third Prime Money Market Fund
  - Institutional Class....................   4,247,558   4,247,558
                                                         ----------
TOTAL INVESTMENT COMPANIES
  (Cost $4,247,558)........................               4,247,558
                                                         ----------
TOTAL INVESTMENTS
  (Cost $34,967,345) (a) - 100.1% ...........            37,973,838
                                                         ==========

Percentages indicated are based on net assets of $37,951,097.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,569,138. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation................   $   2,899,308

Unrealized depreciation................      (1,461,953)
                                          -------------
Net unrealized appreciation............   $   1,437,355
                                          =============

(b) Represents non-income producing security.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005

ASSETS:
Investments, at value (cost $34,967,345).......            $    37,973,838
Interest and dividends receivable..............                     19,062
Prepaid expenses...............................                     10,734
                                                           ---------------
   Total Assets................................                 38,003,634

LIABILITIES:
Payable for investments purchased .............  $  8,068
   Investment advisory ........................    26,441
   Administration .............................       623
   Other ......................................    17,405
                                                 --------
   TOTAL LIABILITIES ..........................                     52,537
                                                           ---------------

NET ASSETS ....................................            $    37,951,097
                                                           ===============

COMPOSITION OF NET ASSETS:
Capital........................................            $    40,804,205
Accumulated net realized losses from
   investment transactions ....................                 (5,859,601)
Unrealized appreciation from investments ......                  3,006,493
                                                           ---------------

NET ASSETS ....................................            $    37,951,097
                                                           ===============
Shares Outstanding (par value $0.01,
   unlimited number of authorized shares)......                  4,659,101
                                                           ===============
Net Asset Value, Offering and Redemption
   Price per share ............................            $          8.15
                                                           ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Dividend......................................             $       208,697
                                                           ---------------
   TOTAL INVESTMENT INCOME:...................                     208,697

EXPENSES:
   Investment advisory........................   $390,273
   Administration.............................     97,569
   Distribution...............................    121,960
   Accounting.................................     22,743
   Chief Compliance Officer...................      3,159
   Custodian..................................     17,759
   Transfer agent.............................     35,650
   Trustee....................................      1,567
   Other......................................     56,758
                                                 --------
   Total expenses before fee reductions ......                     747,438
   Administration and Distribution fees
     voluntarily reduced......................                    (123,449)
                                                           ---------------
   NET EXPENSES...............................                     623,989
                                                           ---------------
NET INVESTMENT LOSS...........................                    (415,292)
                                                           ---------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS AND OPTIONS:
Realized gains (losses) from investment
   and option transactions....................                  (5,554,765)
Change in unrealized appreciation/
   depreciation from investments..............                   1,244,220
                                                           ---------------
Net realized/unrealized gains (losses)
   from investments and options...............                  (4,310,545)
                                                           ---------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS.................................             $    (4,725,837)
                                                           ===============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                                       MARCH 31, 2005         MARCH 31, 2004
                                                                                     ------------------     ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.............................................................   $         (415,292)    $         (430,928)
  Realized gains (losses) from investment and option transactions.................           (5,554,765)            15,983,017
  Change in unrealized appreciation/depreciation from investments and options.....            1,244,220              3,457,137
                                                                                     ------------------     ------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS....................................           (4,725,837)            19,009,226
                                                                                     ------------------     ------------------

DISTRIBUTIONS:
  From return of capital..........................................................              (62,828)                    --
  From net realized gains.........................................................          (10,284,684)                    --
                                                                                     ------------------     ------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS...............................          (10,347,512)                    --
                                                                                     ------------------     ------------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................................................           23,570,181             30,075,958
  Dividends reinvested............................................................            9,651,597                     --
  Cost of shares redeemed.........................................................          (47,268,494)           (20,655,410)
                                                                                     ------------------     ------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS..............................          (14,046,716)             9,420,548
                                                                                     ------------------     ------------------

CHANGE IN NET ASSETS..............................................................          (29,120,065)            28,429,774

NET ASSETS:
  Beginning of period.............................................................           67,071,162             38,641,388
                                                                                     ------------------     ------------------
  End of period...................................................................   $       37,951,097     $       67,071,162
                                                                                     ==================     ==================

SHARE TRANSACTIONS:
  Issued..........................................................................            2,331,421              2,712,301
  Reinvested......................................................................            1,147,316                     --
  Redeemed........................................................................           (4,632,471)            (1,931,148)
                                                                                     ------------------     ------------------
CHANGE IN SHARES..................................................................           (1,153,734)               781,153
                                                                                     ==================     ==================

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                                      ------------------------------------------------------------
                                                                         2005         2004         2003       2002         2001
                                                                      ----------   ----------   ---------   ---------   ----------
Net Asset Value, Beginning of Period................................  $    11.54   $     7.68   $   11.25   $    9.25   $    13.78
                                                                      ----------   ----------   ---------   ---------   ----------
INVESTMENT ACTIVITIES:
  Net investment (loss).............................................       (0.11)       (0.07)      (0.05)      (0.05)       (0.03)
  Net realized and unrealized gains (losses) from investments and
  options...........................................................       (0.60)        3.93       (2.87)       2.63        (1.61)
                                                                      ----------   ----------   ---------   ---------   ----------
  Total from investment activities..................................       (0.71)        3.86       (2.92)       2.58        (1.64)
                                                                      ----------   ----------   ---------   ---------   ----------

DISTRIBUTIONS:
  Return of capital.................................................       (0.01)          --          --          --           --
  Net realized gains................................................       (2.67)          --       (0.65)      (0.58)       (2.89)
                                                                      ----------   ----------   ---------   ---------   ----------
  Total Distributions...............................................       (2.68)          --       (0.65)      (0.58)       (2.89)
                                                                      ----------   ----------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD......................................  $     8.15   $    11.54   $    7.68   $   11.25   $     9.25
                                                                      ==========   ==========   =========   =========   ==========

TOTAL RETURN........................................................       (6.85%)      50.26%     (26.47%)     28.37%      (12.35%)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................................  $   37,951   $   67,071   $  38,641   $  44,888   $   23,806
Ratio of expenses to average net assets.............................        1.28%        1.23%       1.26%       1.24%        1.29%
Ratio of net investment income to average net assets................       (0.85%)      (0.79%)     (0.67%)     (0.57%)      (0.34%)
Ratio of expenses to average net assets (a).........................        1.53%        1.48%       1.51%       1.49%        1.54%
Portfolio turnover..................................................         215%         190%        140%        130%         167%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Fund returned - 0.76%. That compared to a - 0.32% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.(1)

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Federal Reserve raised short-term interest rates seven times during the period, bringing the federal funds rate from 1.00% as of June, 2004 to 2.75% at the end of the period. That policy caused yields to rise dramatically on bonds with durations of less than three years, and the Fund posted a negative return as a result. Meanwhile, longer-term bonds either were flat or gained slightly.

      We kept this Fund's average duration at roughly 90% of that of the benchmark throughout the period, in order to protect shareholders' capital in a rising interest-rate environment. That strategy caused the Fund to hold bonds with durations that averaged roughly three years, compared to about 3.6 years for the benchmark. The short positioning weighed on relative returns, as yields on shorter-term bonds rose faster than yields on longer-term bonds.(2)

      This Fund focuses on high-quality bonds. Low-quality bonds generally out-performed their higher-quality counterparts, creating a headwind for the Fund.(2)

      We added significantly to the Fund's weighting in a variety of floating rate securities. These positions boosted relative performance, as floating-rate issues increased their yields with the Federal Reserve's interest-rate increases. That sector also saw increased demand due to the rising-rate environment, leading to price appreciation for the Fund. The Fund also held a large position in mortgage-backed securities, which performed well as rising mortgage rates reduced prepayment risk and spread tightened.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                                  INCOME FUND

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                  [BAR GRAPH]

                                        PERCENTAGE
                                        ----------
Asset Backed Securities                   12.7%
Corporate Bonds                           29.8%
U.S. Government Agency                    46.7%
U.S.Treasury Notes                         2.7%
Municipal Bonds                            0.7%
Preferred Stocks                           3.7%
Investment Companies                       3.7%

AVERAGE ANNUAL TOTAL RETURN

as of 3/31/05                         1 Year     5 Year     10 Year
-------------                         ------     ------     -------
Income Fund                            -0.76%     5.55%       5.58%

Lehman Brothers Intermediate
Government/Credit Bond Index           -0.32%     6.71%       6.60%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/95 to 3/05, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2005


                                              PRINCIPAL
SECURITY DESCRIPTION                          AMOUNT ($)    VALUE ($)
------------------------------------------    ----------    ---------
ASSET BACKED SECURITIES - 12.6%

Asset Securitization Corp., 7.10%,
  8/13/29.................................       804,391      821,650
Centex Home Equity, 7.72%, 5/25/29........       426,871      432,977
Chase Commercial Mortgage Securities
  Corp., 7.66%, 4/15/32...................       237,265      242,234
Citibank Credit Card Issuance Trust,
  4.95%, 2/9/09...........................       400,000      405,788
Citibank Credit Card Issuance Trust,
  3.50%, 8/16/10..........................     1,500,000    1,456,707
Countrywide Home Loans, 4.50%,
  8/25/19.................................     1,972,375    1,962,161
CS First Boston Mortgage Securities
  Corp., 5.90%, 12/16/35..................       527,453      538,966
GMAC Mortgage Corporation Loan
  Trust, 8.02%, 11/25/29 (c)..............       226,281      225,746
MBNA Master Credit Card Trust Series
  1999-B, Class A, 5.90%, 8/15/11.........     2,090,000    2,198,858
New Century Home Equity Loan Trust,
  7.39%, 5/25/29..........................       653,409      660,505
Structured Asset Securities Corp.,
  5.00%, 2/25/34, Series 2004-4XS,
  Class A3A...............................       600,000      590,082
                                                            ---------
TOTAL ASSET BACKED SECURITIES
  (Cost $9,850,919).......................                  9,535,674
                                                            ---------
CORPORATE BONDS - 29.6%

BANK HOLDING COMPANIES - 2.9%
HSBC Capital Funding LP, 4.61%,
  6/27/13 (b)(c)............................     500,000      474,956
Marshall & Ilsley Corp., 4.375%, 8/1/09 ....     700,000      692,767
South Trust Corp., 5.80%, 6/15/14...........   1,000,000    1,037,528
                                                            ---------
                                                            2,205,251
                                                            ---------
COMMUNICATIONS - 1.5%
Bell Atlantic Virginia, 7.625%, 12/1/12.....     540,000      612,443
Bell Telephone Co. Pennsylvania,
  7.375%, 7/15/07...........................     500,000      529,931
                                                            ---------
                                                            1,142,374
                                                            ---------
COMPUTER AND DATA PROCESSING SERVICES - 1.1%
Dell Computer Corp., 6.55%, 4/15/08.........     750,000      795,869
                                                            ---------
CONSUMER GOODS & SERVICES - 1.8%
Black & Decker, 7.125%, 6/1/11..............     705,000      786,498
Walt Disney Co., 5.375%, 6/1/07.............     525,000      534,012
                                                            ---------
                                                            1,320,510
                                                            ---------
FINANCIAL - 10.4%
BankAmerica Corp., 7.125%, 3/1/09...........     500,000      544,262
Bear Stearns Co., 4.50%, 10/28/10...........   1,600,000    1,572,721
Cit Group, Inc., 5.10%, 12/15/07............     250,000      251,351
Commercial Credit Co., 10.00%,
  12/1/08...................................   1,300,000    1,531,532
Ford Motor Credit Co., 7.375%, 2/1/11.......     350,000      347,737
GMAC, 7.75%, 1/19/10........................     389,000      373,633
Household Finance Corp., 4.625%,
  1/15/08...................................     325,000      325,849
Morgan Stanley, 4.75%, 4/1/14...............   1,500,000    1,428,179
Torchmark Corp., 6.25%, 12/15/06............   1,500,000    1,550,710
                                                            ---------
                                                            7,925,974
                                                            ---------
FOOD & RELATED - 0.8%
Cargill, Inc., 6.15%, 2/25/08 (b)...........     600,000      628,887
                                                            ---------
HEALTH CARE - 2.5%
Amgen, Inc., 4.00%, 11/18/09 (b)............     600,000      584,416
Amgen, Inc., 6.50%, 12/1/07.................     279,000      294,467
United Health Group, 3.75%, 2/10/09.........   1,000,000      970,395
                                                            ---------
                                                            1,849,278
                                                            ---------
INSURANCE - 0.7%
Allstate Financial Global Fund, 4.25%,
  9/10/08 (b)............................       500,000       495,181
                                                           ----------
MANUFACTURING - 2.9%
General Electric Co., 5.00%, 2/1/13......     1,600,000     1,597,675
Parker-Hannifin, 4.875%, 2/15/13.........       600,000       591,934
                                                           ----------
                                                            2,189,609
                                                           ----------
REAL ESTATE - 0.5%
HD Real Estate Funding Corp. II,
  5.95%, 10/15/08 (b)....................       400,000       413,662
                                                           ----------
RETAIL - 2.0%
Costco Wholesale Corp., 5.50%,
  3/15/07................................     1,000,000     1,025,591
CVS Corp., 4.00%, 9/15/09................       500,000       487,857
                                                           ----------
                                                            1,513,448
                                                           ----------
SPECIAL PURPOSE ENTITY - 1.8%
Targeted Return Index, 5.94%,
  1/25/07 (b)(c).........................       892,000       909,252
Targeted Return Index, 6.96%,
  1/15/12 (b)(c).........................       408,000       440,346
                                                           ----------
                                                            1,349,598
                                                           ----------
UTILITIES - 0.7%
Indianapolis P&L, 7.375%, 8/1/07.........       500,000       528,997
                                                           ----------
TOTAL CORPORATE BONDS
 (Cost $22,773,283)......................                  22,358,638
                                                           ----------
U.S. GOVERNMENT AGENCY SECURITIES - 46.5%

FANNIE MAE - 18.6%
4.90%, 6/13/07...........................     1,000,000     1,003,208
2.875%, 5/19/08..........................     1,500,000     1,439,076
4.00%, 12/15/08..........................     1,000,000       985,721
4.00%, 1/26/09...........................       900,000       887,330
4.00%, 11/30/09..........................     1,500,000     1,466,936
5.50%, 7/18/12...........................       525,000       528,280
4.75%, 2/21/13...........................     1,000,000       980,837
5.00%, 5/25/16, Series 2002-86,
  Class KH, CMO..........................       277,546       279,791
5.50%, 11/1/16, Pool # 615245............       326,925       333,515
4.00%, 10/1/18, Pool # 555811............       432,285       414,837
4.50%, 7/1/23, Pool # C90689 ............       327,557       315,288
5.00%, 7/25/23, Series 2005-4,
  Class VG, CMO..........................     1,301,800     1,258,930
6.00%, 8/1/24, Pool # 255362.............       796,196       818,999
5.00%, 11/1/24, Pool # C90863............     2,158,413     2,133,353
4.225%, 10/1/32, Pool # 659567...........       462,170       477,046
4.763%, 11/1/34, Pool # 782320...........       702,697       700,234
                                                           ----------
                                                           14,023,381
                                                           ----------
FEDERAL HOME LOAN BANK - 2.6%
2.42%, 12/29/06..........................     1,000,000       974,598
2.79%, 3/24/08 (c).......................     1,000,000       986,358
                                                           ----------
                                                            1,960,956
                                                           ----------
FREDDIE MAC - 23.8%
5.50%, 8/1/06, Pool # N98533.............       141,741       144,011
2.50%, 8/25/06...........................       500,000       497,486
3.50%, 2/13/08...........................       725,000       704,663
4.50%, 7/1/08, Pool # M90827.............       916,711       920,367
3.94%, 11/20/08..........................     1,000,000       970,843
4.375%, 7/30/09..........................     1,600,000     1,573,817
4.75%, 10/11/12..........................     2,000,000     1,967,951
4.50%, 12/15/13, Series 2723,
  Class AT, CMO..........................       501,671       496,597
4.00%, 7/15/14, Series 2931,
  Class DA, CMO..........................       800,000       791,996
5.00%, 11/13/14..........................     1,500,000     1,489,950

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2005

                                                       PRINCIPAL
          SECURITY DESCRIPTION                         AMOUNT ($)    VALUE ($)
---------------------------------------------          ----------    ----------
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED

5.50%, 5/15/15, Series 2808,
  Class VA, CMO...........................                948,682       965,942
4.00%, 12/15/16, Series 2672,
  Class NF, CMO...........................                838,194       816,197
4.00%, 12/15/17, Series 2595,
  Class BL, CMO...........................                902,177       883,980
4.50%, 11/1/24, Pool # C90874.............                494,505       475,557
4.50%, 6/15/27, Series 2598,
  Class QC, CMO...........................              1,500,000     1,485,872
4.00%, 3/15/28, Series 2583,
  Class MG, CMO...........................              1,264,069     1,247,207
4.23%, 5/1/31, Pool # 847292 (c)..........                641,323       655,149
3.491%, 8/1/33, Pool # 847281 (c).........                671,577       680,169
3.47%, 4/20/34............................              1,176,925     1,149,350
                                                                     ----------
                                                                     17,917,104
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. - 0.6%
5.00%, 7/20/34, Series 2004-105,
  Class MC, CMO...........................                500,000       475,880
                                                                     ----------
TENNESSEE VALLEY AUTHORITY - 0.9%
6.25%, 12/15/17...........................                600,000       670,649
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES (COST $35,754,572)...........                           35,047,970
                                                                     ----------
U.S. TREASURY NOTES - 2.6%

5.625%, 5/15/08...........................                400,000       419,234
4.25%, 11/15/13...........................              1,600,000     1,575,312
                                                                     ----------
TOTAL U.S. TREASURY NOTES
  (Cost $2,033,059).......................                            1,994,546
                                                                     ----------
MUNICIPAL BONDS - 0.7%

Wisconsin State, General Revenue,
  Subseries B-5, 2.45%, 5/1/32............                500,000       500,000
                                                                     ----------
TOTAL MUNICIPAL BONDS
  (Cost $500,000).........................                              500,000
                                                                     ----------

PREFERRED STOCKS - 3.7%

       SECURITY DESCRIPTION                                SHARES     VALUE ($)
-----------------------------------                        ------     ---------
FINANCIAL - 3.3%
Cabco GS Cap Preferred, 3.25%,
  2/15/34..........................                        35,400       876,504
HSBC USA, Inc., 3.87%, 4/7/10......                        25,000       250,000
UBS Preferred Funding Trust IV,
  1.80%, 6/15/08...................                        53,600     1,348,040
                                                                      ---------
                                                                      2,474,544
                                                                      ---------
HEALTH CARE - 0.4%
Aetna, Inc., 8.50%, 8/31/41........                        12,200       318,420
                                                                      ---------
TOTAL PREFERRED STOCKS
  (Cost $2,782,037)................                                   2,792,964
                                                                      ---------
INVESTMENT COMPANIES - 3.7%

Fifth Third Prime Money Market Fund
  - Institutional Class............                     2,793,663     2,793,663
                                                                     ----------
TOTAL INVESTMENT COMPANIES
  (Cost $ 2,793,663)...............                                   2,793,663
                                                                     ----------
TOTAL INVESTMENTS
  (Cost $76,487,533) (a) - 99.4%...                                  75,023,455
                                                                     ==========

Percentages indicated are based on net assets of $75,445,475.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $614,521. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation........       $        106,597
Unrealized depreciation........             (2,185,196)
                                      ----------------
Net unrealized depreciation....       $     (2,078,599)
                                      ================

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933.

(c) Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on March 31, 2005.

CMO - Collateralized Mortgage Obligation

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005

ASSETS:
Investments, at value (cost $76,487,533).....                    $    75,023,455
Interest and dividends receivable............                            703,775
Receivable for investments sold..............                             22,634
Prepaid expenses.............................                                447
                                                                 ---------------
   Total Assets..............................                         75,750,311

LIABILITIES:
Payable for investments purchased............    $     250,000
Accrued expenses and other payables:
   Investment advisory.......................    $      35,294
   Administration............................            1,239
   Other.....................................           18,303
                                                 -------------
   TOTAL LIABILITIES.........................                            304,836
                                                                 ---------------

NET ASSETS...................................                    $    75,445,475
                                                                 ===============

COMPOSITION OF NET ASSETS:
Capital......................................                    $    78,727,411
Undistributed net investment income..........                             91,951
Accumulated net realized losses from
   investment transactions...................                         (1,909,809)
Unrealized depreciation from investments.....                         (1,464,078)
                                                                 ---------------

NET ASSETS...................................                    $    75,445,475
                                                                 ===============

Shares Outstanding (par value $0.01,
   unlimited number of authorized shares)....                          7,636,042
                                                                 ===============
Net Asset Value, Offering and
   Redemption Price per share................                    $          9.88
                                                                 ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Interest.....................................                    $     2,703,733
Dividend.....................................                             90,692
                                                                 ---------------
   TOTAL INVESTMENT INCOME:..................                          2,794,425

EXPENSES:
   Investment advisory.......................    $     406,835
   Administration............................          147,941
   Distribution..............................          184,924
   Accounting................................           37,165
   Chief Compliance Officer..................            5,159
   Custodian.................................           10,136
   Transfer agent............................           26,030
   Trustee...................................            2,705
   Other.....................................           58,198
                                                 -------------
   Total expenses before fee reductions .....                            879,093
   Administration and Distribution fees
     voluntarily reduced.....................                           (187,822)
                                                                 ---------------
   NET EXPENSES..............................                            691,271
                                                                 ---------------
NET INVESTMENT INCOME........................                          2,103,154
                                                                 ---------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS
Realized gains (losses) from investment
   transactions..............................                            214,269
Change in unrealized appreciation/
   depreciation from investments.............                         (2,894,004)
                                                                 ---------------

Net realized/unrealized gains (losses)
   from investments..........................                         (2,679,735)
                                                                 ---------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS................................                    $      (576,581)
                                                                 ===============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                               MARCH 31, 2005        MARCH 31, 2004
                                                             ------------------      --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income..................................      $  2,103,154          $  2,227,131
   Realized gains (losses) from investment transactions...           214,269             1,197,838
   Change in unrealized (depreciation) from investments...        (2,894,004)           (1,142,669)
                                                                ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS............          (576,581)            2,282,300
                                                                ------------          ------------

DISTRIBUTIONS:
   From net investment income.............................        (2,801,199)           (2,889,797)
                                                                ------------          ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.......        (2,801,199)           (2,889,797)
                                                                ------------          ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued............................        17,643,236            20,245,275
   Dividends reinvested...................................         2,430,616             2,611,302
   Cost of shares redeemed................................       (14,928,957)          (17,324,997)
                                                                ------------          ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS......         5,144,895             5,531,580
                                                                ------------          ------------
CHANGE IN NET ASSETS......................................         1,767,115             4,924,083

NET ASSETS:
   Beginning of period....................................        73,678,360            68,754,277
                                                                ------------          ------------
   End of period..........................................      $ 75,445,475          $ 73,678,360
                                                                ============          ============
SHARE TRANSACTIONS:
   Issued.................................................         1,753,147             1,955,055
   Reinvested.............................................           242,121               252,625
   Redeemed...............................................        (1,482,978)           (1,680,736)
                                                                ------------          ------------
CHANGE IN SHARES..........................................           512,290               526,944
                                                                ============          ============
Undistributed Net Investment Income.......................      $     91,951          $     51,239
                                                                ============          ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  FOR THE YEARS ENDED MARCH 31,
                                                                    --------------------------------------------------------------
                                                                      2005        2004         2003          2002          2001
                                                                    --------    --------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................   $  10.34    $  10.42    $     9.88    $     9.97    $     9.52
                                                                    --------    --------    ----------    ----------    ----------
INVESTMENT ACTIVITIES:
   Net investment income ........................................       0.29        0.31          0.41          0.44          0.56
   Net realized and unrealized gains (losses) from investments...      (0.37)       0.02          0.61         (0.02)         0.44
                                                                    --------    --------    ----------    ----------    ----------
   Total from investment activities..............................      (0.08)       0.33          1.02          0.42          1.00
                                                                    --------    --------    ----------    ----------    ----------

DISTRIBUTIONS:
   Net investment income.........................................      (0.38)      (0.41)        (0.48)        (0.51)        (0.55)
                                                                    --------    --------    ----------    ----------    ----------
   Total Distributions...........................................      (0.38)      (0.41)        (0.48)        (0.51)        (0.55)
                                                                    --------    --------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD...................................   $   9.88    $  10.34    $    10.42    $     9.88    $     9.97
                                                                    ========    ========    ==========    ==========    ==========

TOTAL RETURN.....................................................      (0.76%)      3.26%        10.52%         4.29%        10.90%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)................................   $ 75,445    $ 73,678    $   68,754    $   57,899    $   53,255
Ratio of expenses to average net assets..........................       0.93%       0.91%         0.92%         0.92%         0.94%
Ratio of net investment income to average net assets.............       2.84%       3.06%         3.94%         4.35%         5.75%
Ratio of expenses to average net assets (a)......................       1.19%       1.16%         1.17%         1.17%         1.19%
Portfolio turnover...............................................         79%         58%           96%          113%          153%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

LONG/SHORT FUND
MICHAEL SHINNICK

INVESTMENT CONCERNS

Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Q. HOW DID THE LONG/SHORT FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Monogram Long/Short Fund gained 4.07%. This Fund's objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three Month Treasury Bill Index(1), which during this period was 1.58%.

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The stock market posted returns similar to its long-term averages during this period. Those gains were significantly ahead of the returns of the Citigroup U.S. Domestic Three Month Treasury Bill Index. The Fund held the majority of its assets in long positions, and that positioning helped the Fund produce solid absolute and relative returns.(2)

      The Fund held overweight long positions relative to the S&P 500(3) in energy, basic materials and telecommunications stocks. Those sectors outperformed the market as a whole, boosting returns. The Fund's long position in financial services was underweight throughout the period. That strategy also boosted returns relative to the broad market, as many financial companies suffered from rising interest rates. Stock selection generally helped returns as well.(2)

      We sold a number of technology stocks short during this period. We believed many stocks in the technology sector carried high valuations given the slowing growth rates of the firms that issued them. Those dynamics depressed stock prices, so the Fund's short technology positions boosted both absolute and relative returns.(2)

      The Fund held a number of long positions in large-cap pharmaceuticals stocks. Those investments weighed on returns, as drug stocks suffered from regulatory issues, questionable drug pipelines and concerns about the safety of certain products.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

(1) The Citigroup U.S. Domestic Three-Month Treasury Bill Index tracks the performance of three month Treasury Bills. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

(3) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Since the risk in this Fund relates specifically to the manager's stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

1ST SOURCE MONOGRAM FUNDS

                                 LONG/SHORT FUND

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

           PERCENTAGE OF TOTAL LONG PORTFOLIO INVESTMENTS (UNAUDITED)

                                  [BAR CHART]

Basic Materials                         5.0%
Communications                         12.8%
Consumer Cyclicals                      4.5%
Consumer Non-Cyclicals                 10.7%
Energy                                  7.6%
Financial                               4.5%
Health Care                             5.2%
Industrials                             4.5%
Technology                              3.5%
Utilities                               0.8%
U.S. Treasury Bills                    16.8%
U.S. Government Agency Securities       4.2%
Repurchase Agrement                    16.7%
Preferred Stock                         3.2%

           PERCENTAGE OF TOTAL SHORT PORTFOLIO INVESTMENTS (UNAUDITED)

                                  [BAR CHART]

Communications                         16.2%
Consumer Cyclicals                     37.3%
Consumer Non-Cyclicals                 27.7%
Technology                             18.8%

AVERAGE ANNUAL TOTAL RETURN

as of 3/31/05                                1 Year      Inception
-------------                                ------      ---------
Long/Short Fund                               4.07%        6.15%

Citigroup U.S. Domestic Three-
Month Treasury Bill Index                     1.58%        1.32%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 3/05, and represents the reinvestment of dividends and capital gains in the Fund.

The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                                   MARCH 31, 2005

COMMON STOCKS - 55.7%

SECURITY DESCRIPTION                            SHARES    VALUE ($)
--------------------                            ------   ----------
BASIC MATERIALS - 4.7%
BHP Billiton Ltd. ADR.....................         500       13,990
Newmont Mining Corp.......................      15,000      633,750
Sappi Ltd. ADR............................      21,000      258,300
Weyerhaeuser Co...........................       4,000      274,000
                                                         ----------
                                                          1,180,040
                                                         ----------
COMMUNICATIONS - 12.1%
America Movil S.A. de C.V. ADR............       5,000      258,000
Blue Nile, Inc. (b).......................       1,000       27,650
Earthlink, Inc (b)........................      15,000      135,000
Nokia Corp. ADR...........................      40,000      617,200
PT Telekomunikasi Indonesia ADR...........       1,400       26,236
SBC Communications, Inc...................      20,000      473,800
Tele Norte Leste Participacoes S.A. ADR...      15,000      232,050
Telefonos de Mexico ADR...................      13,000      448,890
Tribune Co................................      10,000      398,700
Verizon Communications....................      12,000      426,000
                                                         ----------
                                                          3,043,526
                                                         ----------
CONSUMER CYCLICALS - 4.2%
General Motors Corp.......................       5,000      146,950
Johnson Controls, Inc.....................       4,000      223,040
Landry's Restaurants, Inc.................       7,000      202,440
Office Depot, Inc. (b)....................      22,000      487,960
                                                         ----------
                                                          1,060,390
                                                         ----------
CONSUMER NON-CYCLICAL - 10.1%
Coca-Cola Co..............................      11,000      458,370
Colgate-Palmolive Co......................       5,000      260,850
Equifax, Inc..............................       5,000      153,450
Fomento Economico Mexicano SA.............       7,000      374,850
H&R Block, Inc............................       5,000      252,900
Hain Celestial Group, Inc (b).............      20,000      372,800
UST, Inc..................................       6,000      310,200
Waste Management, Inc.....................      12,000      346,200
                                                         ----------
                                                          2,529,620
                                                         ----------
ENERGY - 7.2%
Burlington Resources, Inc.................       7,000      350,490
Enerplus Resources Fund...................      16,000      580,160
Marathon Oil Corp.........................       8,000      375,360
XTO Energy, Inc...........................      15,333      503,536
                                                         ----------
                                                          1,809,546
                                                         ----------
FINANCIAL - 4.3%
ABN Amro Holding NV ADR...................      11,000      272,910
American International Group, Inc.........       2,000      110,820
Barclays PLC ADR..........................       6,000      248,640
Citigroup, Inc............................       1,000       44,940
Crescent Real Estate Equities Co..........      10,000      163,400
Old Republic Int'l., Corp.................      10,000      232,900
                                                         ----------
                                                          1,073,610
                                                         ----------
HEALTH CARE - 4.9%
Boston Scientific Corp. (b)...............       8,000      234,320
Merck & Co., Inc..........................      16,000      517,920
Pfizer, Inc...............................      18,000      472,860
                                                         ----------
                                                          1,225,100
                                                         ----------
INDUSTRIALS - 4.2%
AGCO Corp. (b)............................       5,000       91,250
Cemex S.A. ADR............................       7,663      277,784
Fisher Scientific International,
  Inc. (b)................................       5,000      284,600
Union Pacific Corp........................       6,000      418,200
                                                         ----------
                                                          1,071,834
                                                         ----------
TECHNOLOGY - 3.3%
Affiliated Computer Services (b)..........         500       26,620
BEA Systems, Inc. (b).....................       5,000       39,850
Diebold, Inc..............................       5,900      323,615
First Data Corp...........................       6,000      235,860
Microsoft Corp............................       8,000      193,360
                                                         ----------
                                                            819,305
                                                         ----------
UTILITIES - 0.7%
Companhia de Saneamento Basico ADR........      15,000      184,650
                                                         ----------
TOTAL COMMON STOCKS
   (Cost $13,512,485).....................               13,997,621
                                                         ----------

PREFERRED STOCKS - 3.0%

SECURITY DESCRIPTION                            SHARES    VALUE ($)
--------------------                            ------   ----------
FINANCIAL - 3.0%
Cabco GS Cap Preferred, 3.25%, 2/15/34          30,500      755,180
                                                         ----------
TOTAL PREFERRED STOCKS (COST $758,562).                     755,180
                                                         ----------

U.S. TREASURY BILLS - 15.9%

                                             PRINCIPAL
SECURITY DESCRIPTION                         AMOUNT ($)    VALUE ($)
--------------------                         ----------    ---------
1.625%, 4/30/05 *segregated for shorts        4,000,000    3,996,248
                                                           ---------
TOTAL U.S. TREASURY BILLS
         (Cost $3,996,248).................                3,996,248
                                                           ---------

U.S. GOVERNMENT AGENCY SECURITIES - 4.0%

FEDERAL HOME LOAN BANK - 4.0%
2.40%, 10/27/05............................      1,000,000   994,249
                                                             -------
TOTAL U.S. GOVERNMENT AGENCY
         SECURITIES (COST  $1,000,000).....                  994,249
                                                             -------

REPURCHASE AGREEMENTS - 15.8%

Bear Stearns Deposit, 2.63%, purchased
3/31/05, due 4/1/05 with a maturity value
of $3,976,663 (collateralized fully by U.S.
Treasury Note, 5.875%, 11/15/05, valued
at $4,096,031)................................   3,976,373    3,976,373
                                                             ----------
TOTAL REPURCHASE AGREEMENTS
     (Cost $3,976,373)........................                3,976,373
                                                             ----------
TOTAL INVESTMENTS
     (Cost $23,243,668) (a) - 94.4%...........               23,719,671
                                                             ==========

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25,301. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation........   $     715,031
Unrealized depreciation........        (264,329)
                                  -------------
Net unrealized appreciation....   $     450,702
                                  =============

(b)   Represents non-income producing security.
ADR - American Depositary Receipt

SECURITIES SOLD SHORT - 10.1%
COMMON STOCKS - 10.1%

SECURITY DESCRIPTION                            SHARES    VALUE ($)
--------------------                            ------    ---------
COMMUNICATIONS - 1.6%
Juniper Networks, Inc. (b)...........            8,000      176,480
Yahoo!, Inc. (b).....................            7,000      237,300
                                                          ---------
                                                            413,780
                                                          ---------

CONSUMER CYCLICAL - 3.8%
Best Buy Co., Inc....................            6,000      324,060
Ford Motor Co........................           14,100      159,753
Herman Miller, Inc...................            1,600       48,192
Steelcase, Inc. Class A..............           12,800      176,640
Urban Outfitters, Inc. (b)...........            5,000      239,850
                                                          ---------
                                                            948,495
                                                          ---------

CONSUMER NON-CYCLICAL - 2.8%
Robert Half International, Inc.......           14,000      377,440
Wrigley (WM.) Jr. Co.................            5,000      327,850
                                                          ---------
                                                            705,290
                                                          ---------

TECHNOLOGY - 1.9%
Apple Computer, Inc. (b).............            6,000      250,020
KLA-Tencor Corporation (b)...........            5,000      230,050
                                                          ---------
                                                            480,070
                                                          ---------

TOTAL COMMON STOCKS
(Proceeds $2,570,073)................                     2,547,635
                                                          ---------
TOTAL SECURITIES SOLD SHORT
(Proceeds $2,570,073) - 10.1%........                     2,547,635
                                                          =========

Percentages indicated are based on net assets of $25,127,182.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005

ASSETS:
Investments, at value (cost $19,267,295).....                    $  19,743,298
Repurchase agreements, at cost...............                        3,976,373
                                                                 -------------
Total Investments............................                       23,719,671
Deposits with broker for securities sold
  short......................................                        2,711,888
Interest and dividends receivable............                           91,041
Receivable for investments sold..............                        1,440,849
Prepaid expenses.............................                            2,231
                                                                 -------------
  TOTAL ASSETS...............................                       27,965,680

LIABILITIES:
Payable for investments purchased............      $  255,731
Securities sold short
  (proceeds $2,570,073)......................       2,547,635
Accrued expenses and other payables:
  Investment advisory........................          23,730
  Administration.............................             412
  Other......................................          10,990
                                                   ----------
  TOTAL LIABILITIES..........................                        2,838,498
                                                                 -------------
NET ASSETS...................................                    $  25,127,182
                                                                 =============

COMPOSITION OF NET ASSETS:

Capital......................................                    $  24,156,311
Accumulated net realized gains from
  investment transactions and securities
  sold short.................................                          472,430
Unrealized appreciation from
  investments and securities sold short......                          498,441
                                                                 -------------

NET ASSETS...................................                    $  25,127,182
                                                                 =============

Shares Outstanding (par value $0.01,
  unlimited number of authorized shares).....                        2,350,681
                                                                 =============

Net Asset Value, Offering and
  Redemption Price per share.................                    $       10.69
                                                                 =============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Interest.....................................                    $     174,932
Dividend.....................................                          365,282
                                                                 -------------
  TOTAL INVESTMENT INCOME:...................                          540,214

EXPENSES:
  Investment advisory........................      $  240,720
  Administration.............................          43,768
  Distribution...............................          54,709
  Accounting.................................          13,048
  Chief Compliance Officer...................           1,558
  Custodian..................................          16,789
  Transfer agent.............................          15,381
  Trustee....................................           1,210
  Dividend expense on securities
    sold short...............................          15,206
  Other......................................          28,116
                                                   ----------
  Total expenses before fee reductions.......                          430,505
  Administration and Distribution fees
    voluntarily reduced......................                          (55,683)
                                                                 -------------
NET EXPENSES.................................                          374,822
                                                                 -------------
NET INVESTMENT INCOME........................                          165,392
                                                                 -------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND SECURITIES SOLD
SHORT
Realized gains (losses) from:
  Investment transactions....................                          664,827
  Securities sold short......................                         (111,974)
CHANGE IN UNREALIZED APPRECIATION/
  DEPRECIATION FROM:
  Investment transactions....................                           62,149
  Securities sold short......................                           77,780
                                                                 -------------
Net realized/unrealized gains (losses)
  from investments and securities sold
  short......................................                          692,782
                                                                 -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................                    $     858,174
                                                                 =============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                                                                            MARCH 31, 2005      MARCH 31, 2004 (a)
                                                                                          ------------------   --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................................................................  $          165,392   $              7,965
  Realized gains (losses) from investment transactions and securities sold short........             552,853                486,969
  Change in unrealized appreciation/depreciation from investments and securities sold
  short.................................................................................             139,929                358,512
                                                                                          ------------------   --------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........................................             858,174                853,446
                                                                                          ------------------   --------------------

DISTRIBUTIONS:
  From net investment income............................................................            (182,755)                (7,231)
  From net realized gains...............................................................            (523,428)               (27,335)
                                                                                          ------------------   --------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.....................................            (706,183)               (34,566)
                                                                                          ------------------   --------------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........................................................           8,085,636             19,163,841
  Dividends reinvested..................................................................             614,680                 30,001
  Cost of shares redeemed...............................................................          (2,549,319)            (1,188,528)
                                                                                          ------------------   --------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS....................................           6,150,997             18,005,314
                                                                                          ------------------   --------------------

CHANGE IN NET ASSETS....................................................................           6,302,988             18,824,194

NET ASSETS:
  Beginning of period...................................................................          18,824,194                     --
                                                                                          ------------------   --------------------
  End of period.........................................................................  $       25,127,182   $         18,824,194
                                                                                          ==================   ====================

SHARE TRANSACTIONS:
  Issued................................................................................             753,319              1,889,278
  Reinvested............................................................................              57,364                  2,874
  Redeemed..............................................................................            (237,797)              (114,357)
                                                                                          ------------------   --------------------
CHANGE IN SHARES........................................................................             572,886              1,777,795
                                                                                          ==================   ====================
Undistributed net investment income.....................................................  $                0   $              6,052
                                                                                          ==================   ====================

(a) The Long/Short Fund commenced operations on August 1, 2003.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                     FOR THE             FOR THE
                                                                                    YEAR ENDED         PERIOD ENDED
                                                                                  MARCH 31, 2005    MARCH 31, 2004 (a)
                                                                                  --------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD............................................    $    10.59         $     10.00
                                                                                    ----------         -----------
INVESTMENT ACTIVITIES:
  Net investment income.........................................................          0.08                0.00 (b)
  Net realized and unrealized gains from investments and securities sold short..          0.35                0.61
                                                                                    ----------         -----------
      Total from investment activities..........................................          0.43                0.61
                                                                                    ----------         -----------

DISTRIBUTIONS:
  Net investment income.........................................................         (0.09)               0.00 (b)
  Net realized gains............................................................         (0.24)              (0.02)
                                                                                    ----------         -----------
      Total Distributions.......................................................         (0.33)              (0.02)
                                                                                    ----------         -----------

NET ASSET VALUE, END OF PERIOD..................................................    $    10.69         $     10.59
                                                                                    ==========         ===========
TOTAL RETURN....................................................................          4.07%               6.14% (c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................................    $   25,127         $    18,824
  Ratio of expenses to average net assets (d)...................................          1.71%               1.77% (e)
  Ratio of net investment income to average net assets..........................          0.76%               0.09% (e)
  Ratio of expenses to average net assets (d)(f)................................          1.97%               2.02% (e)
  Portfolio turnover............................................................           206%                120% (c)

(a)   The Long/Short Fund commenced operations on August 1, 2003.

(b)   Amount is less than $0.005 per share.

(c)   Not Annualized.

(d) Includes dividend expense for securities sold short of 0.07% for the year ended March 31, 2005 and 0.06% for the period ended March 31, 2004.

(e)   Annualized.

(f) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2005

1. ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a "Fund," collectively the "Funds"):

      FUND                                             SHORT NAME

      1st Source Monogram Income Equity Fund           Income Equity Fund

      1st Source Monogram Diversified Equity Fund      Diversified Equity Fund

      1st Source Monogram Special Equity Fund          Special Equity Fund

      1st Source Monogram Income Fund                  Income Fund

      1st Source Monogram Long/Short Fund              Long/Short Fund

      Financial statements for all other series of the Group are published separately.

      Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

REPURCHASE AGREEMENTS:

      The Funds may enter into repurchase agreements with a bank or broker-dealers which the 1st Source Corporation Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

WRITTEN OPTIONS:

      The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the year ended March 31, 2005.

SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected in net asset value per share no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

SHORT SALES TRANSACTIONS:

      The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

EXPENSES:

      Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

OFFERING COSTS:

      Expenses incurred in connection with the offering of fund shares (such as drafting of registration statements) for the Long\ Short Fund were paid by the Fund and equaled $10,500. Such expenses were amortized over a 12 month period starting with the commencement of operations and ended August 1, 2004.

DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund, Diversified Equity Fund and Income Fund. Dividends from net investment income for the Special Equity Fund and Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

      Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

3.    RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

      The Funds and Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

         NAME             FEE RATE
-----------------------   --------
Income Equity Fund          0.80%
Diversified Equity Fund     0.99
Special Equity Fund         0.80
Income Fund                 0.55
Long/Short Fund             1.10

ADMINISTRATION:

      The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Effective March 4, 2005, the Administrator began voluntarily waiving a portion of its fees equaling an annual rate of 0.05% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except for the Chief Compliance Officer. BISYS also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. As transfer agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each fund, subject to certain minimums and reimbursement of certain expenses. In addition, the Administrator provides an employee to serve as Chief Compliance Officer for the Funds including providing certain related services, for which it receives an additional fee. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

Effective May 19, 2005 the Board of Trustees approved an amendment to the Administration agreement reducing the fees paid to the Administrator by 0.05% to an annual rate of 0.15% of the average daily net assets of each Fund, computed daily and paid monthly.

DISTRIBUTION:

      The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor monthly for actual expenses incurred by the Funds, at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2005, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of investment securities, excluding short-term securities (less than one year from acquisition) and securities sold short, for the year ended March 31, 2005, totaled:

                            PURCHASES         SALES
                          ------------    -------------
Income Equity Fund        $ 46,276,893    $  37,395,769
Diversified Equity Fund     24,441,390       19,013,671
Special Equity Fund         95,081,910      114,632,105
Income Fund                 50,084,068       39,349,685
Long/Short Fund             28,351,964       26,955,868

Purchases and sales of government securities for the year ended March 31, 2005, totaled:

                  PURCHASES           SALES
                 -----------      ------------
Income Fund      $ 8,923,000      $ 17,061,535

                                    Continued

1ST SOURCE MONOGRAM FUNDS

5.    FEDERAL INCOME TAX INFORMATION:

The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:

                            Distributions paid from
                         ------------------------------
                                          Net Long Term  Total Taxable                         Total Distributions
                         Ordinary Income  Capital Gains  Distributions  Tax Return of Capital         Paid(1)
                         ---------------  -------------  -------------  ---------------------  -------------------
Income Equity Fund         $ 1,530,599     $ 2,768,175   $   4,298,774         $      --         $    4,298,774
Diversified Equity Fund         48,439              --          48,439                --                 48,439
Special Equity Fund                 --      10,284,684      10,284,684            62,828             10,347,512
Income Fund                  2,801,199              --       2,801,199                --              2,801,199
Long/Short Fund                706,183              --         706,183                --                706,183

The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows:

                            Distributions paid from
                         ------------------------------
                                          Net Long Term  Total Taxable                         Total Distributions
                         Ordinary Income  Capital Gains  Distributions  Tax Return of Capital         Paid(1)
                         ---------------  -------------  -------------  ---------------------  -------------------
Income Equity Fund         $1,134,172       $  514,136    $ 1,648,308        $      --             $ 1,648,308
Diversified Equity Fund         2,111               --          2,111               --                   2,111
Income Fund                 2,889,797               --      2,889,797               --               2,889,797
Long/Short Fund                34,481               85         34,566               --                  34,566

As of March 31, 2005 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                            Total
                                          Undistributed                Accumulated      Unrealized       Accumulated
                          Undistributed   Long -- Term   Accumulated   Capital and     Appreciation        Earnings
                         Ordinary Income  Capital Gains    Earnings   Other Losses   (Depreciation)(2)    (Deficit)
                         ---------------  -------------  -----------  -------------  -----------------  -------------
Income Equity Fund         $ 1,499,396    $ 3,492,618    $ 4,992,014  $         --     $   19,993,03    $ 24,985,047
Diversified Equity Fund             --             --             --    (9,804,209)        4,616,760      (5,187,449)
Special Equity Fund                 --             --             --    (4,290,463)        1,437,355      (2,853,108)
Income Fund                     91,951             --         91,951    (1,295,288)       (2,078,599)     (3,281,936)
Long/Short Fund                476,408         21,323        497,731            --           473,140         970,871

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

(2) The differences between book -- basis and tax -- basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of March 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                            Amount      Expires
                         -------------  -------
Diversified Equity Fund    $ 2,728,451   2010
                             5,811,129   2011
                             1,264,629   2012
Special Equity Fund          4,072,606   2013
Income Fund                    743,428   2009
                               283,047   2013

Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2006.

                      Post-October Loss
                      -----------------
Special Equity Fund       $  217,857
Income Fund                  268,813

1ST SOURCE MONOGRAM FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of 1st Source Monogram Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund (separate portfolios constituting 1st Source Monogram Funds, hereafter referred to as the "Funds") at March 31, 2005, and the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
May 24, 2005

1ST SOURCE MONOGRAM FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

INVESTMENT ADVISOR CONTRACT APPROVAL

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND 1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC. (THE "ADVISOR")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 17, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Advisor and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Advisor for each of the Funds, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Advisor produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Advisor to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Advisor relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor, which was found to be consistent with industry standards, and the financial soundness of the Advisor as demonstrated by the financial information provided was also noted. The Board further reviewed the Advisor's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Advisor's investment expertise and the investment strategies utilized by the Advisor with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Advisor their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

FEDERAL INCOME TAX INFORMATION

During the fiscal year ended March 31, 2005, the Funds declared long -- term realized gain distributions in the following amounts:

                      15% Capital Gains
                      -----------------
Income Equity Fund      $  2,768,175
Special Equity Fund       10,284,684

                                    Continued

1ST SOURCE MONOGRAM FUNDS

For the fiscal year ended March 31, 2005, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders (unaudited).

                         Distributions
                      Received Deduction
                      ------------------
Income Equity Fund           85%
Income Fund                   2%
Long/Short Fund              25%

For the fiscal year ended March 31, 2005, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as proved for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2004 Form 1099 -- DIV (unaudited).

                        Amount
                     ------------
Income Equity Fund   $  1,322,632
Income Fund                61,814
Long/Short Fund           174,785

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED):

As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING       ENDING        EXPENSE PAID       EXPENSE RATIO
                                             ACCOUNT VALUE  ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD
                                                10/1/04        3/31/05     10/1/04 - 3/31/05  10/1/04 - 3/31/05
                                             -------------  -------------  -----------------  -----------------
1st Source Monogram Income Equity Fund       $   1,000.00    $ 1,123.70        $ 6.41                1.21%
1st Source Monogram Diversified Equity Fund      1,000.00      1,048.00          7.05                1.38%
1st Source Monogram Special Equity Fund          1,000.00       1051.70          6.85                1.34%
1st Source Monogram Income Fund                  1,000.00        994.50          4.72                0.95%
1st Source Monogram Long/Short Fund              1,000.00      1,029.70          8.81                1.74%
                                             ------------    ----------        ------                ----

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each 1st Source Monogram Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                               BEGINNING       ENDING        EXPENSE PAID       EXPENSE RATIO
                                             ACCOUNT VALUE  ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD
                                                10/1/04        3/31/05     10/1/04 - 3/31/05  10/1/04 - 3/31/05
                                             -------------  -------------  -----------------  -----------------
1st Source Monogram Income Equity Fund         $ 1,000.00    $ 1,018.90      $  6.09               1.21%
1st Source Monogram Diversified Equity Fund      1,000.00      1,018.05         6.94               1.38%
1st Source Monogram Special Equity Fund          1,000.00      1,018.25         6.74               1.34%
1st Source Monogram Income Fund                  1,000.00      1,020.19         4.78               0.95%
1st Source Monogram Long/Short Fund              1,000.00      1,016.26         8.75               1.74%
                                               ----------    ----------      -------               ----

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS

                              TRUSTEES AND OFFICERS
                                 MARCH 31, 2005

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.


                                                   TERM OF                                            NUMBER OF FUNDS     OTHER
                                 POSITIONS(S)    OFFICE** AND                                         IN FUND COMPLEX DIRECTORSHIPS
        NAME, ADDRESS             HELD WITH       LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
             AGE                  THE FUNDS      TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE        TRUSTEE
----------------------------- ------------------ ------------ --------------------------------------- --------------- --------------
INTERESTED TRUSTEES*

Walter B. Grimm               Trustee            Since 1996   From June 1992 to present, employee           16        American
3435 Stelzer Road                                             of BISYS Fund Services.                                 Performance
Columbus, Ohio 43219                                                                                                  Funds; Legacy
Age: 59                                                                                                               Funds Group;
                                                                                                                      Performance
                                                                                                                      Funds Trust;
                                                                                                                      Variable
                                                                                                                      Insurance
                                                                                                                      Funds

R. Jeffrey Young              President and      Since 1999   From 1993 to present, employee of BISYS       16        N/A
3435 Stelzer Road             Chairman of the                 Fund Service.
Columbus, Ohio 43219          Board of Trustees
Age: 40

INDEPENDENT TRUSTEES

Maurice G. Stark              Trustee            Since 1992   Retired.                                      16        Variable
3435 Stelzer Road                                                                                                     Insurance
Columbus, Ohio 43219                                                                                                  Funds
Age: 69

Michael M. Van Buskirk        Trustee            Since 1992   From June 1991 to present, employee of        16        Variable
3435 Stelzer Road                                             and currently President of The Ohio                     Insurance
Columbus, Ohio 43219                                          Bankers' League (trade association)                     Funds
Age: 58

Dianne Armstrong              Trustee            Since 2004   From August 2003 to present, Principal        16        N/A
3435 Stelzer Road                                             of King Dodson Armstrong Financial
Columbus, Ohio 43219                                          Advisors, Inc.; from April 2000 to
Age: 40                                                       August 2003,  Director of Financial
                                                              Planning, Hamilton Capital Management.

OFFICERS WHO ARE NOT TRUSTEES

Chris Sabato                  Treasurer          Since 2004   From February 1993 to present,
3435 Stelzer Road                                             employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

Timothy Bresnahan             Secretary          Since 2005   From February 2005 to present, employee
3435 Stelzer Road                                             of BISYS Fund Services; from March 2004
Columbus, Ohio 43219                                          to February 2005, employee of the law
Age: 36                                                       firm of Greenberg Traurig; from October
                                                              to March 2004, employee of Deutsche
                                                              Bank Asset Management, Inc.; from
                                                              September, 2001 to February, 2003,
                                                              Associate of the law firm Goodwin
                                                              Procter,  L.L.P.

Alaina V. Metz                Assistant          Since 1995   From June 1995 to present, employee of
3435 Stelzer Road             Secretary                       BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

George L. Stevens             Chief Compliance   Since 2004   From September 1996 to present,
3435 Stelzer Road             Officer and AML                 employee of BISYS Fund Services.
Columbus, Ohio 43219          Officer
Age: 54

* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

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

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

[MONOGRAM LOGO]

INVESTMENT ADVISOR

1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.

100 NORTH MICHIGAN STREET

SOUTH BEND, IN 46601

DISTRIBUTOR

BISYS FUND SERVICES

3435 STELZER ROAD

COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FSSEPT 05/05

[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND

                                                                 ANNUAL REPORT
                                                                  March 31, 2005

[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

                                                                     ANNUAL REPORT
TABLE OF CONTENTS                                                    March 31, 2005
-----------------                                                    --------------
BOSTON BALANCED FUND
   Market and Performance Review..................................          1
   Investment Performance.........................................          3
   Schedule of Portfolio Investments..............................          4
   Financial Statements...........................................          6
   Financial Highlights...........................................          8

BOSTON EQUITY FUND
   Market and Performance Review..................................          9
   Investment Performance.........................................         11
   Schedule of Portfolio Investments..............................         12
   Financial Statements...........................................         13
   Financial Highlights...........................................         15

Notes to Financial Statements.....................................         16

Report of Independent Registered Public Accounting Firm...........         20

Trustees & Officers...............................................         21

[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (UNAUDITED)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

MARKET & PERFORMANCE SUMMARY

Those of us who live here in New England have come to rely on oil and natural gas to help us cope with our harsh winters. During the past year, our investment portfolios would have benefited from a large dose of the financial equivalent of oil and gas - common stocks of energy companies. Amid a spike in oil prices to levels above $50 per barrel, energy stocks were the only standout performers in an otherwise lethargic stock market trend. Moreover, bonds performed worse than stocks. Partly in response to further interest rate increases by the Federal Reserve, bond principal values declined sufficiently to offset virtually all of the income generated. Bonds in most maturity ranges had total returns near zero.

Within the lethargic overall financial market environment, Boston Balanced Fund increased by 5.96% over the past fiscal year.

Although modest, the increase compares well with the 4.30% gain posted by the average balanced fund, as tracked by Lipper Analytical. Boston Balanced's performance was aided by the higher than typical allocation to stocks over the past year, as well as the equity segment's superior return compared to the S&P 500 Index.(1) The Economic Outlook and Investment Strategy segments that follow outline our views about current financial trends in more detail.

ECONOMIC SUMMARY & OUTLOOK

In recent months investors have been concerned about a number of issues that could derail the prevailing favorable trends in the economy and financial markets as 2005 progresses. These include:

    -    Rising interest rates

    -    The decline in value of the dollar

    -    Commodity inflation, led by oil prices

    -    An embedded (and rising) trade deficit of roughly $500 billion annually

    -    The outflow of jobs to low wage countries

    -    Political turmoil in Iraq and the Middle East generally

    -    Record Federal budget deficits

Although we share much of the prevailing investor concern, economic reports to date confirm that the most likely trend in real Gross Domestic Product (GDP)(2) for 2005 is growth of at least 3%, with inflation that remains in a 2% to 3% band. The key component of sustained economic growth is consumer spending, which has remained strong amid gains in employment and personal income. Business capital expenditures have also continued to improve in recent months.

Solid economic growth and the rise in oil prices have not re-ignited inflation, which has drifted upward only slightly, from under 2% last year to about 3% more recently. The modest increase partly reflects the fact that oil and other commodities account for a comparatively small portion of our total economic expenditures. Moreover, the increase in oil prices over the past two years from roughly $25 per barrel to just over $50 is unquestionably large, but pales in comparison to the experience of the 1970's when oil increased from about $3 to over $30 per barrel, or a factor of 10 times. In the long term, inflation

--------------------------------------------------------------------------------
(1) THE S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

(2) THE GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT.)                           Manager Commentary by Domenic Colasacco

is driven primarily by the balance between compensation and labor productivity, not commodity prices. Overall compensation cost increases have remained under 5%, and have been largely offset by productivity growth of roughly 3%, implying net cost increases of about 2%. Within this construct, we are unlikely to experience inflation above 3% over the next few years even with continued commodity price hikes. Comparatively tame inflation will allow the Federal Reserve to avoid a monetary policy that is so restrictive that it threatens economic growth.

Social Security reform garnered nearly as many headlines over the past few months as the spike in oil prices. President Bush, somewhat surprisingly, has chosen to make Social Security reform the centerpiece of his second term domestic agenda. Sadly, but not surprisingly, the process has become highly political - with the usual scare tactics - rather than focused on thoughtful debate. Once we look past the politics, admittedly a difficult exercise, the economics are quite simple. If, as a society, we choose to fund Social Security through a separate and distinct tax, rather than general revenue, in 30 years or so we must either raise the current projected stream of revenue or cut projected benefits. For example, we could increase the Social Security tax rate or raise the retirement age, or both.

The President's assertion that the Social Security Trust Fund is an empty promise appears rooted more in politics than reality. After all, the trust fund exists only due to the nearly $2 trillion Social Security revenue surplus of the past 20 years. By design, this surplus was to be used to fund the bulge in benefit payments as the baby-boomer generation reached retirement. Is it not time for the general revenue base, which has used the Social Security revenue surplus for several decades to fund other expenditures, to make good on the inherent promises of outstanding U.S. Treasury bonds? Stated differently, why are the government bonds in the trust fund any less secure than those held by private citizens, corporations or foreign governments?

Meanwhile, the proposal to fund personal accounts also seems to be more of a political enticement than a revenue solution. Our government could just as easily buy stocks on its own to increase the Trust Fund's value over the long term rather than establish a more costly individual account infrastructure. On the other side of the political aisle, Democrats must admit that changing demographics will require a revision to the current structure of Social Security at some point in the future. Whatever the eventual political compromise may be, it is important to note that the media has overstated the near term economic and investment importance of the issue. Other components of the budget imbalance (Medicare, for instance) are more problematic and will require far more attention, compromise, and revenue generation than Social Security for at least the next ten years.

INVESTMENT STRATEGY

The essence of investment strategy for a balanced fund is an assessment of prevailing stock and bond values in light of economic and corporate developments. Our current thoughts on the three components of this strategy (asset allocation, portfolio composition, and security selection) follow.

ASSET ALLOCATION: Throughout the year, we kept the Fund's equity allocation at just above 70% of total assets which is above average relative to most other balanced funds. A combination of the higher than average allocation to equities and the superior performance of the equity segment relative to the S&P 500 Index return enabled the Fund to outperform the Lipper Analytical average balanced fund return for the past year. We are not inclined to alter the fund's asset allocation position at this time. Our conclusion reflects a combination of reasonable overall stock valuations (less than 20 times projected corporate profits), and the still low returns available in bond investments, which for good quality issues average below 5%. The path to higher equity levels is likely to be volatile, but should materialize in the quarters ahead if our economic assessment is correct.+

PORTFOLIO COMPOSITION & SECURITY SELECTION: For the year, the performance of the Fund's equity segment was a few points higher than the S&P 500 Index return, despite a below average allocation to energy stocks (the best performing sector) for most of the year. Performance was aided by a combination of other factors, which included holding a large number of medical device manufacturers, as well as companies that sell staple consumer products, such as Hershey and Clorox. The decision we made to increase investment in mid-size companies generally also aided the Fund's equity segment return, as did the decision to buy additional shares of Exxon-Mobil and British Petroleum through the year. Conversely, equity results were restrained by the few technology stocks held, and by many of the companies within the finance sector. We do not anticipate significant change in the Fund's sector emphasis in the months ahead. As always, our individual security analysis will strive to identify those companies with sustainable sales and earnings growth trends and reasonable common stock valuations.+

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

/s/ Domenic Colasacco
------------------------
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

--------------------------------------------------------------------------------
+ Portfolio composition is subject to change.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE (UNAUDITED)                          BOSTON BALANCED FUND
                                                                  March 31, 2005

Fund Net Asset Value: $28.77

                                                                                   ANNUALIZED
                                                                  ----------------------------------------------
                                                  QUARTER ENDED   1 YEAR ENDED  5 YEARS ENDED   SINCE INCEPTION
                                                     3/31/05         3/31/05       3/31/05      DECEMBER 1, 1995
BOSTON BALANCED FUND*                                  -2.28%        5.96%          3.87%             8.93%

Lipper Balanced Funds Average**                        -1.13%        4.30%          2.27%             7.10%

Standard & Poor's 500 Stock Index**                    -2.15%        6.69%         -3.16%             9.16%

Lehman Brothers Government/Credit Bond Index**         -0.67%        0.41%          7.29%             6.45%

90-Day U.S. Treasury Bills**                            0.60%        1.75%          2.51%             3.67%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from November 30, 1995.

[PERFORMANCE GRAPH]

The chart represents a historical investment of $ 10,000 in the Boston Balanced Fund from December 1, 1995, to March 31, 2005, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S. Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                            BOSTON BALANCE  FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 March 31, 2005

COMMON STOCKS (70.7%)

SECURITY DESCRIPTION                          SHARES    VALUE ($)
--------------------                         -------    ----------
BASIC MATERIALS  (4.3%)
Air Products & Chemical, Inc............      15,000       949,350
Donaldson Co., Inc......................      75,000     2,421,000
Ecolab, Inc.............................      75,000     2,478,750
Sigma-Aldrich...........................      25,000     1,531,250
                                                        ----------
                                                         7,380,350
                                                        ----------
CAPITAL GOODS  (2.9%)
Illinois Tool Works.....................      25,000     2,238,250
Precision Castparts Corp................      35,000     2,695,350
                                                        ----------
                                                         4,933,600
                                                        ----------
CONSUMER CYCLICALS   (5.4%)
Emerson Electric Co.....................      15,000       973,950
Gannett Co., Inc........................      30,000     2,372,400
Johnson Controls, Inc...................      50,000     2,788,000
McClatchy Co............................      35,000     2,595,600
Staples, Inc............................      20,000       628,600
                                                        ----------
                                                         9,358,550
                                                        ----------
CONSUMER PRODUCTS   (2.6%)
Anheuser-Busch Cos., Inc................      50,000     2,369,500
Aptargroup, Inc.........................      40,000     2,079,200
                                                        ----------
                                                         4,448,700
                                                        ----------
CONSUMER STAPLES   (9.6%)
Alberto-Culver Co.......................      35,000     1,675,100
Clorox Co...............................      20,000     1,259,800
Costco Wholesale Corp...................      60,000     2,650,800
Hershey Foods Corp......................      40,000     2,418,400
Kimberly-Clark Corp.....................      20,000     1,314,600
Procter & Gamble Co.....................      50,000     2,650,000
Sysco Corp..............................      75,000     2,685,000
W.W. Grainger, Inc......................      20,000     1,245,400
William Wrigley, Jr. Co.................      10,000       655,700
                                                        ----------
                                                        16,554,800
                                                        ----------
ENERGY  (5.6%)
BP PLC, ADR.............................      60,000     3,744,000
Exxon Mobil Corp........................     100,000     5,960,000
                                                        ----------
                                                         9,704,000
                                                        ----------
FINANCIAL SERVICES  (16.7%)
AmSouth Bancorporation..................      50,000     1,297,500
Bank of America Corp....................      50,000     2,205,000
Cincinnati Financial Corp...............      63,000     2,747,430
Comerica, Inc...........................      25,000     1,377,000
Commerce Bancshares, Inc................      50,000     2,410,000
Fannie Mae..............................       5,000       272,250
First Midwest Bancgroup, Inc............      30,000       974,400
MBNA Corp...............................     100,000     2,455,000
Morgan Stanley..........................      20,000     1,145,000
Northern Trust Corp.....................      20,000       868,800
State Street Corp.......................      25,000     1,093,000
Suntrust Banks, Inc.....................      25,000     1,801,750
T. Rowe Price Group, Inc................      40,000     2,375,200
Wachovia Corp...........................      40,000     2,036,400
Wells Fargo & Co........................      50,000     2,989,999
Wilmington Trust Corp...................      75,000     2,632,500
                                                        ----------
                                                        28,681,229
                                                        ----------

COMMON STOCKS, CONTINUED

                                                        SHARES OR
                                                        PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT      VALUE ($)
--------------------                                    ---------   -----------
HEALTHCARE  (11.6%)
Beckman Coulter, Inc..............................         25,000     1,661,250
Becton, Dickinson & Co............................         40,000     2,336,800
Biomet, Inc.......................................         50,000     1,815,000
C.R. Bard, Inc....................................         40,000     2,723,200
Dentsply International, Inc.......................         40,000     2,176,400
Henry Schein, Inc. (b)............................         30,000     1,075,200
Hillenbrand Industry, Inc.........................         10,000       554,700
Johnson & Johnson, Inc............................         35,000     2,350,600
Medtronic, Inc....................................         40,000     2,038,000
Pfizer, Inc.......................................         20,000       525,400
Saint Jude Medical, Inc. (b)......................         40,000     1,440,000
Stryker Corp......................................         30,000     1,338,300
                                                                    -----------
                                                                     20,034,850
                                                                    -----------
PRODUCER PRODUCTS  (2.9%)
Carlisle Cos., Inc................................         20,000     1,395,400
General Electric Co...............................        100,000     3,606,000
Neenah Paper, Inc.................................            606        20,374
                                                                    -----------
                                                                      5,021,774
                                                                    -----------
RETAIL STORES  (0.4%)
TJX Cos., Inc.....................................         25,000       615,750
                                                                    -----------
Technology  (8.0%)
3M Co.............................................         35,000     2,999,150
Applied Materials, Inc. (b).......................         50,000       812,500
Automatic Data Processing, Inc....................         10,000       449,500
Dell, Inc. (b)....................................         60,000     2,305,200
Diebold, Inc......................................         30,000     1,645,500
Intel Corp........................................         60,000     1,393,800
International Business Machines Corp..............         15,000     1,370,700
Microsoft Corp....................................         90,000     2,175,300
Waters Corp, (b)..................................         15,000       536,850
                                                                    -----------
                                                                     13,688,500
                                                                    -----------
TRANSPORTATION  (0.7%)
C.H. Robinson Worldwide, Inc......................         25,000     1,288,250
                                                                    -----------
TOTAL COMMON STOCKS
(COST $84,621,511)................................                  121,710,353
                                                                    -----------

CORPORATE OBLIGATIONS (3.1%)

BASIC MATERIALS  (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13...................      $ 300,000       340,378
                                                                    -----------
Consumer Cyclicals   (0.7%)
Eaton Corp., 8.90%, 8/15/06.......................        600,000       636,771
Leggett & Platt, Inc., 6.25%, 9/9/08 (c)..........        500,000       522,513
                                                                    -----------
                                                                      1,159,284
                                                                    -----------
CONSUMER STAPLES   (0.5%)
Albertson's, Inc., 6.66%, 7/21/08.................        500,000       520,532
Sysco Corp., 6.50%, 6/15/05 ......................        375,000       377,189
                                                                    -----------
                                                                        897,721
                                                                    -----------
FINANCIAL SERVICES   (1.7%)
Ford Credit Co., 7.20%, 6/15/07...................      1,000,000     1,020,405
General Electric Capital Corp., 8.30%, 9/20/09....      1,000,000     1,143,211
General Motors Acceptance Corp., 6.13%, 9/15/06...        825,000       821,475
                                                                    -----------
                                                                      2,985,091
                                                                    -----------
TOTAL CORPORATE OBLIGATIONS
(COST $4,839,065).................................                    5,382,474
                                                                    -----------

                                   Continued

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 March 31, 2005

U.S. GOVERNMENT AGENCY OBLIGATIONS (20.8%)

                                                       SHARES OR
                                                       PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT        VALUE ($)
--------------------                                   ----------   ------------
FEDERAL FARM CREDIT BANK  (2.5%)
6.80%, 10/12/07...................................      2,500,000      2,661,747
6.30%, 12/20/10...................................      1,500,000      1,630,193
                                                                    ------------
                                                                       4,291,940
                                                                    ------------
FEDERAL HOME LOAN BANK  (2.9%)
2.38%, 21/15/06...................................      5,000,000      4,946,170
                                                                    ------------
U.S. TREASURY INFLATION PROTECTED BONDS  (15.4%)
3.50%, 1/15/11....................................     15,000,000     18,365,024
3.00%, 7/15/12 ...................................      7,000,000      8,173,471
                                                                    ------------
                                                                      26,538,495
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $33,723,772)....................                    35,776,605
                                                                    ------------
INVESTMENT COMPANIES (4.8%)

Fifth Third Institutional Government Money
Market Fund - Institutional Class.................      8,254,110      8,254,110
                                                                    ------------
TOTAL INVESTMENT COMPANIES
(COST $8,254,110).................................                     8,254,110
                                                                    ------------
TOTAL INVESTMENTS
(COST $131,438,458) (a) - 99.4%...................                   171,123,542
Other assets in excess of liabilities - 0.6%......                     1,094,314
                                                                    ------------
NET ASSETS - 100.0%...............................                  $172,217,856
                                                                    ============

Percentages indicated are based on net assets of $172,217,856.

(a) At March 31, 2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation.............   $41,371,037
Unrealized depreciation.............    (1,685,953)
                                       -----------
Net unrealized appreciation.........   $39,685,084
                                       ===========

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt

                             See Notes to Financial Statements

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at value (cost $ 131,438,458).........                        $  171,123,542
Interest and dividends receivable..................                               546,674
Receivable from investments sold...................                               732,819
Prepaid expenses...................................                                 9,232
                                                                           --------------
   Total Assets....................................                           172,412,267

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser................................      $      111,919
 Administration....................................               2,825
 Custodian.........................................               2,855
 Transfer Agent....................................               1,500
 Audit.............................................              31,907
 Legal.............................................               9,239
 Shareholder Reporting.............................              30,010
 Other.............................................               4,156
                                                         --------------
   Total Liabilities...............................                               194,411
                                                                           --------------

NET ASSETS.........................................                        $  172,217,856
                                                                           ==============

COMPOSITION OF NET ASSETS:
Capital............................................                        $  130,317,061
Undistributed net investment income................                               496,832
Accumulated net realized gains from
 investment transactions...........................                             1,718,879
Unrealized appreciation from investments...........                            39,685,084
                                                                           --------------
Net Assets.........................................                        $  172,217,856
                                                                           ==============
Shares outstanding (par value $0.001, unlimited
 number of shares authorized)......................                             5,986,408
                                                                           ==============
Net Asset Value, Offering Price and
 Redemption Price per share........................                        $        28.77
                                                                           ==============

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Interest...........................................                        $    2,151,073
Dividend...........................................                             2,398,451
                                                                           --------------
   TOTAL INVESTMENT INCOME.........................                             4,549,524
                                                                           --------------

EXPENSES:
 Investment Adviser................................      $    1,239,669
 Accounting........................................               9,089
 Administration....................................             330,581
 Auditing..........................................              32,069
 Chief Compliance Officer..........................              16,552
 Custodian.........................................              33,085
 Legal.............................................              20,617
 Shareholder Reporting.............................              42,771
 Transfer Agency...................................              18,000
 Other.............................................              52,583
                                                         --------------
  Total expenses before fee reductions.............                             1,795,016
  Fees reduced by the Administrator................                               (85,317)
  Fees reduced by the Investment Adviser...........                               (56,475)
                                                                           --------------
  NET EXPENSES.....................................                             1,653,224
                                                                           --------------

NET INVESTMENT INCOME..............................                             2,896,300
                                                                           --------------
NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment transactions....                             2,421,414
Change in unrealized appreciation/(depreciation)
  from investments.................................                             4,140,991
                                                                           --------------
Net realized/unrealized gains from investments.....                             6,562,405
                                                                           --------------
CHANGE IN NET ASSETS FROM OPERATIONS...............                        $    9,458,705
                                                                           ==============

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             For the year       For the year
                                                              ended March        ended March
                                                                31, 2005          31, 2004
                                                             -------------      -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income.....................................   $   2,896,300      $   2,555,994
Net realized gains from investment transactions...........       2,421,414          2,605,756
Change in unrealized appreciation/(depreciation) from
 investments..............................................       4,140,991         20,129,868
                                                             -------------      -------------
CHANGE IN NET ASSETS FROM OPERATIONS......................       9,458,705         25,291,618
                                                             -------------      -------------

DIVIDENDS:
 Net investment income....................................      (2,873,923)        (2,753,290)
 Net realized gains from investment transactions..........         (85,084)                --
                                                             -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS...........      (2,959,007)        (2,753,290)
                                                             -------------      -------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued..............................      15,255,157         23,146,737
 Dividends reinvested.....................................       2,926,554          2,714,363
 Cost of shares redeemed..................................     (12,665,498)       (19,890,074)
                                                             -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS......       5,516,213          5,971,026
                                                             -------------      -------------
CHANGE IN NET ASSETS......................................      12,015,911         28,509,354

NET ASSETS:
 Beginning of year........................................     160,201,945        131,692,591
                                                             -------------      -------------
 End of year..............................................   $ 172,217,856      $ 160,201,945
                                                             =============      =============

SHARE TRANSACTIONS:
 Issued...................................................         533,149            893,110
 Reinvested...............................................         100,465            101,662
 Redeemed.................................................        (444,729)          (751,828)
                                                             -------------      -------------
CHANGE IN SHARES..........................................         188,885            242,944
                                                             =============      =============

UNDISTRIBUTED NET INVESTMENT INCOME.......................   $     496,832      $     474,455
                                                             =============      =============

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the year indicated.

                                                                        For the                      For the
                                                          For the        year         For the         year        For the
                                                         year ended      ended       year ended       ended      year ended
                                                          March 31,    March 31,      March 31,     March 31,     March 31,
                                                            2005         2004           2003          2002          2001
                                                         ----------    ---------     ----------     ---------    ----------
NET ASSET VALUE, BEGINNING OF YEAR....................   $    27.63    $   23.71     $    25.58     $   24.77    $    28.89
                                                         ----------    ---------     ----------     ---------    ----------
INVESTMENT ACTIVITIES:
    Net investment income.............................         0.50         0.43           0.57          0.55          0.59
    Net realized and unrealized gains/(losses) from
     investments......................................         1.15         3.97          (1.88)         1.09         (1.91)
                                                         ----------    ---------     ----------     ---------    ----------
Total from investment activities......................         1.65         4.40          (1.31)         1.64         (1.32)
                                                         ----------    ---------     ----------     ---------    ----------

DIVIDENDS:
    Net investment income.............................        (0.50)       (0.48)         (0.56)        (0.59)        (0.58)
    Net realized gains from investments...............        (0.01)          --             --         (0.24)        (2.22)
                                                         ----------    ---------     ----------     ---------    ----------
    Total dividends...................................        (0.51)       (0.48)         (0.56)        (0.83)        (2.80)
                                                         ----------    ---------     ----------     ---------    ----------

NET ASSET VALUE, END OF YEAR..........................   $    28.77    $   27.63     $    23.71     $   25.58    $    24.77
                                                         ==========    =========     ==========     =========    ==========

Total Return..........................................         5.96%       18.61%         (5.16%)        6.78%        (5.00%)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of year (000's).................   $  172,218    $ 160,202     $  131,693     $ 130,563    $  116,627
    Ratio of net expenses to average net assets.......         1.00%        1.00%          1.00%         1.00%         1.00%
    Ratio of net investment income to average net
     assets...........................................         1.75%        1.69%          2.34%         2.26%         2.01%
    Ratio of expenses to average net assets (a).......         1.09%        1.10%          1.07%         1.09%         1.10%
    Portfolio turnover................................        10.38%       30.04%         20.77%        24.01%        20.17%

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

MARKET AND PERFORMANCE                                        BOSTON EQUITY FUND
REVIEW (UNAUDITED)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:
EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

MARKET & PERFORMANCE SUMMARY

Those of us who live here in New England have come to rely on oil and natural gas to help us cope with our harsh winters. During the past year, our investment portfolios would have benefited from a large dose of the financial equivalent of oil and gas - common stocks of energy companies. Amid a spike in oil prices to levels above $50 per barrel, energy stocks were the only standout performers in an otherwise lethargic stock market trend. Despite a below average exposure to energy stocks for most of the fiscal year, Boston Equity Fund increased by 8.34%, which is modestly above the S&P 500 Index(1) return of 6.69% for the same period.

Performance was aided by a combination of other factors, which included holding a large number of medical device manufacturers, as well as companies that sell staple consumer products, such as Hershey and Clorox. The decision we made to increase investment in mid-size companies generally also aided the Fund's equity segment return, as did the decision to buy additional shares of Exxon-Mobil and British Petroleum through the year. Conversely, equity results were restrained by the few technology stocks held, and by many of the companies within the finance sector. We do not anticipate significant change in the Fund's sector emphasis in the months ahead. As always, our individual security analysis will strive to identify those companies with sustainable sales and earnings growth trends and reasonable common stock valuations.+

ECONOMIC SUMMARY & OUTLOOK

In recent months investors have been concerned about a number of issues that could derail the prevailing favorable trends in the economy and financial markets as 2005 progresses. These include:

      -     Rising interest rates

      -     The decline in value of the dollar

      -     Commodity inflation, led by oil prices

      - An embedded (and rising) trade deficit of roughly $500 billion annually

      -     The outflow of jobs to low wage countries

      -     Political turmoil in Iraq and the Middle East generally

      -     Record Federal budget deficits

Although we share much of the prevailing investor concern, economic reports to date confirm that the most likely trend in real Gross Domestic Product (GDP)(2) for 2005 is growth of at least 3%, with inflation that remains in a 2% to 3% band. The key component of sustained economic growth is consumer spending, which has remained strong amid gains in employment and personal income. Business capital expenditures have also continued to improve in recent months.

Solid economic growth and the rise in oil prices have not reignited inflation, which has drifted upward only slightly, from under 2% last year to about 3% more recently. The modest increase partly reflects the fact that oil and other commodities account for a comparatively small portion of our total economic expenditures. Moreover, the increase in oil prices over the past two years from roughly $25 per barrel to just over $50 is unquestionably large, but pales in comparison to the experience


+ Portfolio composition is subject to change.

(1) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

(2) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

                                                              BOSTON EQUITY FUND
MARKET AND PERFORMANCE REVIEW (CONT.)    Manager Commentary by Domenic Colasacco

of the 1970's when oil increased from about $3 to over $30 per barrel, or a factor of 10 times. In the long term, inflation is driven primarily by the balance between compensation and labor productivity, not commodity prices. Overall compensation cost increases have remained under 5%, and have been largely offset by productivity growth of roughly 3%, implying net cost increases of about 2%. Within this construct, we are unlikely to experience inflation above 3% over the next few years even with continued commodity price hikes. Comparatively tame inflation will allow the Federal Reserve to avoid a monetary policy that is so restrictive that it threatens economic growth.

Social Security reform garnered nearly as many headlines over the past few months as the spike in oil prices. President Bush, somewhat surprisingly, has chosen to make Social Security reform the centerpiece of his second term domestic agenda. Sadly, but not surprisingly, the process has become highly political - with the usual scare tactics - rather than focused on thoughtful debate. Once we look past the politics, admittedly a difficult exercise, the economics are quite simple. If, as a society, we choose to fund Social Security through a separate and distinct tax, rather than general revenue, in 30 years or so we must either raise the current projected stream of revenue or cut projected benefits. For example, we could increase the Social Security tax rate or raise the retirement age, or both.

The President's assertion that the Social Security Trust Fund is an empty promise appears rooted more in politics than reality. After all, the trust fund exists only due to the nearly $2 trillion Social Security revenue surplus of the past 20 years. By design, this surplus was to be used to fund the bulge in benefit payments as the baby-boomer generation reached retirement. Is it not time for the general revenue base, which has used the Social Security revenue surplus for several decades to fund other expenditures, to make good on the inherent promises of outstanding U. S. Treasury bonds? Stated differently, why are the government bonds in the trust fund any less secure than those held by private citizens, corporations or foreign governments?

Meanwhile, the proposal to fund personal accounts also seems to be more of a political enticement than a revenue solution. Our government could just as easily buy stocks on its own to increase the Trust Fund's value over the long term rather than establish a more costly individual account infrastructure. On the other side of the political aisle, Democrats must admit that changing demographics will require a revision to the current structure of Social Security at some point in the future. Whatever the eventual political compromise may be, it is important to note that the media has overstated the near term economic and investment importance of the issue. Other components of the budget imbalance (Medicare, for instance) are more problematic and will require far more attention, compromise, and revenue generation than Social Security for at least the next ten years.

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

/s/ Domenic Colasacco
-------------------------
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

INVESTMENT PERFORMANCE (UNAUDITED)                            BOSTON EQUITY FUND
                                                                  March 31, 2005

Fund Net Asset Value: $11.86

                                                               ANNUALIZED
                                                     -----------------------------
                                     QUARTER ENDED   1 YEAR ENDED  SINCE INCEPTION
                                      3/31/05         3/31/05       OCT. 1, 2003
BOSTON EQUITY FUND*                    -2.06%          8.34%           13.80%

Standard & Poor's 500 Stock Index      -2.15%          6.69%           12.35%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

[PERFORMANCE GRAPH]

The chart represents a historical investment of $ 10,000 in the Boston Equity Fund from October 1, 2003, to March 31, 2005, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Equity Fund is compared to the Standard & Poor's 500 Stock Index This index is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                              BOSTON EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 March 31, 2005

COMMON STOCKS (97.4%)

SECURITY DESCRIPTION                       SHARES    VALUE ($)
--------------------                       -------   ----------
BASIC MATERIALS (6.8%)
Air Products & Chemical, Inc............     7,500      474,675
Donaldson Co., Inc......................    30,000      968,400
Ecolab, Inc.............................    22,000      727,100
Sigma-Aldrich...........................    10,000      612,500
                                                     ----------
                                                      2,782,675
                                                     ----------

CAPITAL GOODS (4.4%)
Illinois Tool Works.....................    10,000      895,300
Precision Castparts Corp................    12,000      924,120
                                                     ----------
                                                      1,819,420
                                                     ----------

CONSUMER CYCLICALS (6.0%)
Gannett Co., Inc........................    10,000      790,800
Johnson Controls, Inc...................    12,000      669,120
Leggett & Platt, Inc....................     7,500      216,600
McClatchy Co............................     8,500      630,360
Staples, Inc............................     5,000      157,150
                                                     ----------
                                                      2,464,030
                                                     ----------

CONSUMER PRODUCTS (3.3%)
Anheuser-Busch Cos., Inc................    15,000      710,850
Aptargroup, Inc.........................    12,500      649,750
                                                     ----------
                                                      1,360,600
                                                     ----------

CONSUMER STAPLES (13.8%)
Alberto-Culver Co.......................     7,500      358,950
Clorox Co...............................     7,500      472,425
Costco Wholesale Corp...................    15,000      662,700
Hershey Foods Corp......................    15,000      906,900
Kimberly-Clark Corp.....................     4,000      262,920
Procter & Gamble Co.....................    20,000    1,060,000
Sysco Corp..............................    30,000    1,074,000
W.W. Grainger, Inc......................    10,000      622,700
William Wrigley, Jr. Co.................     4,000      262,280
                                                     ----------
                                                      5,682,875
                                                     ----------
ENERGY (7.7%)
BP PLC, ADR.............................    20,000    1,248,000
Exxon Mobil Corp........................    32,000    1,907,200
                                                     ----------
                                                      3,155,200
                                                     ----------

FINANCIAL SERVICES (21.3%)
AmSouth Bancorporation..................    25,000      648,750
Bank of America Corp....................    12,000      529,200
Cincinnati Financial Corp...............    18,000      784,980
Comerica, Inc...........................    10,000      550,800
Commerce Bancshares, Inc................    13,230      637,686
Fannie Mae..............................     2,000      108,900
First Midwest Bancgroup, Inc............    15,000      487,200
MBNA Corp...............................    25,000      613,750
Morgan Stanley..........................     5,000      286,250
Northern Trust Corp.....................     4,000      173,760
State Street Corp.......................    10,000      437,200
Suntrust Banks, Inc.....................    10,000      720,700
T. Rowe Price Group, Inc................    15,000      890,700
Wachovia Corp...........................    12,000      610,920
Wells Fargo & Co........................    10,000      598,000
Wilmington Trust Corp...................    20,000      702,000
                                                     ----------
                                                      8,780,796
                                                     ----------

HEALTH CARE (17.7%)
Beckman Coulter, Inc....................     8,000      531,600
Becton, Dickinson & Co..................    12,500      730,250
Biomet, Inc.............................    15,000      544,500
C.R. Bard, Inc..........................    15,000    1,021,200
Charles River Laboratories, Inc. (b)....     7,500      352,800
Dentsply International, Inc.............    15,000      816,150
Henry Schein, Inc. (b)..................    20,000      716,800
Hillenbrand Industry, Inc...............     5,000      277,350
Johnson & Johnson, Inc..................    10,000      671,600
Medtronic, Inc..........................    15,000      764,250
Pfizer, Inc.............................     5,000      131,350
Saint Jude Medical, Inc. (b)............    10,000      360,000
Stryker Corp............................     8,000      356,880
                                                     ----------
                                                      7,274,730
                                                     ----------

PRODUCER PRODUCTS (3.9%)
Carlisle Cos., Inc......................     4,000      279,080
General Electric Co.....................    30,000    1,081,800
Teleflex, Inc...........................     5,000      255,900
                                                     ----------
                                                      1,616,780
                                                     ----------

RETAIL STORES (0.6%)
TJX Cos., Inc...........................    10,000      246,300
                                                     ----------
TECHNOLOGY (10.7%)
3M Co...................................    10,000      856,900
Applied Materials, Inc. (b).............    15,000      243,750
Automatic Data Processing, Inc..........     5,000      224,750
Dell, Inc. (b)..........................    15,000      576,300
Diebold, Inc............................    12,000      658,200
Intel Corp..............................    20,000      464,600
International Business Machines Corp....     5,000      456,900
Microsoft Corp..........................    27,500      664,675
Waters Corp. (b)........................     7,500      268,425
                                                     ----------
                                                      4,414,500
                                                     ----------

TRANSPORTATION (1.2%)
C.H. Robinson Worldwide, Inc............    10,000      515,300
                                                     ----------

TOTAL COMMON STOCKS
(COST $25,531,462)......................             40,113,206
                                                     ----------

INVESTMENT COMPANIES (2.1%)

Fifth Third Institutional Government
  Money Market Fund - Institutional
  Class.................................   859,857       859,857
                                                     -----------
TOTAL INVESTMENT COMPANIES
(COST $859,857).........................                 859,857
                                                     -----------

TOTAL INVESTMENTS
(COST $26,391,319) (a) - 99.5%..........              40,973,063
Other assets in excess of liabilities -
  0.5%..................................                 202,079
                                                     -----------
NET ASSETS - 100.0%.....................             $41,175,142
                                                     ===========

-----------
Percentages indicated are based on net assets of $41,175,142.

(a) At March 31, 2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation..............   $14,775,628
Unrealized depreciation..............      (193,884)
                                        -----------
Net unrealized appreciation..........   $14,581,744
                                        ===========

(b) Non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                          BOSTON EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at value (cost $26,391,319)..             $40,973,063
Interest and dividends receivable.........                  62,620
Receivable from investments sold..........                 183,205
Prepaid expenses..........................                     753
                                                       -----------
  TOTAL ASSETS............................              41,219,641

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser.......................   $24,484
 Administration...........................       676
 Custodian................................       928
 Transfer Agent...........................     1,500
 Audit....................................     7,585
 Legal....................................     1,514
 Shareholder Reporting....................     6,583
 Other....................................     1,229
                                             -------
  TOTAL LIABILITIES.......................                  44,499
                                                       -----------

NET ASSETS................................             $41,175,142
                                                       ===========

COMPOSITION OF NET ASSETS:
Capital...................................             $26,415,946
Undistributed net investment income.......                  80,149
Accumulated net realized gains from
  investment transactions.................                  97,303
Unrealized appreciation from investments..              14,581,744
                                                       -----------
NET ASSETS                                             $41,175,142
                                                       ===========
Shares outstanding (par value $0.001,
  unlimited number of shares authorized)..               3,472,648
                                                       ===========
Net Asset Value, Offering Price and
  Redemption Price per share..............             $     11.86
                                                       ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividend...................................             $  705,349
                                                        ----------
   TOTAL INVESTMENT INCOME.................                705,349
                                                        ----------

EXPENSES:
 Investment Adviser........................  $286,919
 Accounting................................     7,446
 Administration............................    76,512
 Auditing..................................     7,708
 Chief Compliance Officer..................     3,830
 Custodian.................................    10,726
 Legal.....................................     5,080
 Shareholder Reporting.....................     9,649
 Transfer Agency...........................    18,000
 Other.....................................    11,238
                                             --------
   Total expenses before fee reductions....                437,108
   Fees reduced by the Administrator.......                (19,746)
   Fees reduced by the Investment Adviser..                (34,643)
                                                        ----------
   NET EXPENSES............................                382,719
                                                        ----------

NET INVESTMENT INCOME......................                322,630
                                                        ----------

NET REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS:
Net realized gains from investment
  transactions.............................                433,662
Change in unrealized
  appreciation/(depreciation) from
  investments..............................              2,230,764
                                                        ----------
Net realized/unrealized gains from
  investments..............................              2,664,426
                                                        ----------
CHANGE IN NET ASSETS FROM OPERATIONS.......             $2,987,056
                                                        ==========

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                          BOSTON EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the year ended      For the period ended
                                                                         March 31,2005           March 31,2004(a)
                                                                       ------------------      --------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income..............................................    $          322,630      $             91,184
Net realized gains from investment transactions....................               433,662                   252,521
Change in unrealized appreciation/(depreciation) from investments..             2,230,764                12,350,980
                                                                       ------------------      --------------------
Change in net assets from operations...............................             2,987,056                12,694,685
                                                                       ------------------      --------------------

DIVIDENDS:
 Net investment income.............................................              (291,226)                  (43,956)
 Net realized gains from investment transactions...................              (588,880)                       --
                                                                       ------------------      --------------------
Change in net assets from shareholder dividends....................              (880,106)                  (43,956)
                                                                       ------------------      --------------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued.......................................             4,440,039                23,174,399
 Dividends reinvested..............................................               874,980                    43,955
 Cost of shares redeemed...........................................            (1,632,679)                 (483,231)
                                                                       ------------------      --------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...............             3,682,340                22,735,123
                                                                       ------------------      --------------------
CHANGE IN NET ASSETS...............................................             5,789,290                35,385,852

NET ASSETS:
 Beginning of period...............................................            35,385,852                        --(a)
                                                                       ------------------      --------------------
 End of period.....................................................    $       41,175,142      $         35,385,852
                                                                       ==================      ====================

SHARE TRANSACTIONS:
 Issued............................................................               378,194                 3,200,715
 Reinvested........................................................                73,281                     4,066
 Redeemed..........................................................              (140,118)                  (43,490)
                                                                       ------------------      --------------------
CHANGE IN SHARES...................................................               311,357                 3,161,291
                                                                       ==================      ====================
Undistributed net investment income................................    $           80,149      $             48,745
                                                                       ==================      ====================

(a) Fund commenced operations on October 1, 2003.

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                          BOSTON EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the year indicated.

                                                                                                     For the
                                                                                   For the         period ended
                                                                                 year ended          March 31,
                                                                                March 31,2005         2004(a)
                                                                                -------------      ------------
NET ASSET VALUE, BEGINNING OF YEAR...................................           $       11.19      $      10.00
                                                                                -------------      ------------
INVESTMENT ACTIVITIES:

 Net investment income......................                                             0.10              0.03
 Net realized and unrealized gains from investments..................                    0.84              1.18
                                                                                -------------      ------------
 Total from investment activities....................................                    0.94              1.21
                                                                                -------------      ------------

DIVIDENDS:
 Net investment income...............................................                   (0.09)            (0.02)
 Net realized gains from investments.................................                   (0.18)               --
                                                                                -------------      ------------
 Total dividends.....................................................                   (0.27)            (0.02)
                                                                                -------------      ------------

NET ASSET VALUE, END OF YEAR.........................................           $       11.86      $      11.19
                                                                                =============      ============

TOTAL RETURN.........................................................                    8.34%            12.06%(b)

RATIOS/SUPPLEMENTARY DATA:

 Net Assets at end of year (000's)...................................           $      41,175      $     35,386
 Ratio of net expenses to average net assets.........................                    1.00%             l.00%(c)
 Ratio of net investment income to average net assets................                    0.84%             0.59%(c)
 Ratio of expenses to average net assets (d).........................                    1.14%             1.l8%(c)
 Portfolio turnover..................................................                   12.05%             2.97%(c)

----------
(a)   Fund commenced operations on October 1, 2003.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund and Boston Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

      Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer- supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

      EXPENSE ALLOCATION:

      Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

      DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

      FEDERAL INCOME TAXES:

      Each Fund is a separate entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal tax is required.

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT ADVISER:

      Boston Trust Investment Management, Inc. (the "Investment Adviser" or "Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

      ADMINISTRATION:

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except for the Chief Compliance Officer ("CCO"). The Administrator provides an employee to serve as the CCO for the Funds including providing certain related services, for which it receives an additional fee. For the year ended March 31, 2005, the Administrator received $27,344 for its services as the Funds CCO.

      DISTRIBUTION:

      BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

      CUSTODIAN,TRANSFER AGENCY, AND FUND ACCOUNTING:

      Boston Trust & Investment Management Company acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

      FEE REDUCTIONS:

      The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2005, the Investment Adviser reimbursed fees in the amount of $56,475 and $34,643 for the Boston Balanced Fund and Boston Equity Fund, respectively. As of March 31, 2005, the Investment Advisor may recoup $146,120 and $53,217 from the Boston Balanced Fund and Boston Equity Fund, respectively.

      BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 3I, 2005, BISYS Ohio voluntarily waived fees in the amount of $85,317 and $ 19,746 for the Boston Balanced Fund and Boston Equity Fund, respectively.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the year ended March 31, 2005, totaled:

                               PURCHASES          SALES
                              -----------      -----------
Boston Balanced Fund          $16,512,855      $23,771,795
Boston Equity Fund              7,026,957        4,493,313

5.    OTHER FEDERAL INCOME TAX INFORMATION:

      The tax character of dividends paid during the years ended March 31, 2005 and 2004 for the Boston Balanced Fund and Boston Equity Fund, were as follows:

BOSTON BALANCED                  2005              2004
                              ----------        ----------
Ordinary Income               $2,873,923        $2,753,290
Long Term Capital Gains           85,084                 0
                              ----------        ----------
                              $2,959,007        $2,753,290
                              ==========        ==========

BOSTON EQUITY                    2005              2004
                              ----------        ----------
Ordinary Income               $  315,137        $   43,956
Long Term Capital Gains          564,969                 0
                              ----------        ----------
                              $  880,106        $   43,956
                              ==========        ==========

      As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                    BOSTON BALANCED       BOSTON EQUITY
                                    ---------------       -------------
Undistributed Ordinary Income         $   496,832         $      80,149
Undistributed Long Term Gains           1,718,879                97,303
Unrealized Appreciation                39,685,084            14,581,744
                                      -----------         -------------
Accumulated Earnings                  $41,900,795         $  14,759,196
                                      ===========         =============

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

6.    TABLE OF SHAREHOLDER EXPENSES (UNAUDITED):

      As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $ 1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

      ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                        BEGINNING ACCOUNT       ENDING        EXPENSE PAID       EXPENSE RATIO
                              VALUE         ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                             10/1/04           3/31/05      10/1/04 -3/31/05   10/1/04 -3/31/05
                        -----------------   -------------   ----------------   ----------------
Boston Balanced Fund       $1,000.00          $1,041.10          $5.09               1.00%
Boston Equity Fund          1,000.00           1,059.70           5.14               1.00%

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.

                        BEGINNING ACCOUNT      ENDING         EXPENSE PAID      EXPENSE RATIO
                              VALUE         ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD
                             10/1/04           3/31/05      10/1/04 -3/31/05   10/1/04 -3/31/05
                        -----------------   -------------   ----------------   ----------------
Boston Balanced Fund         $1,000.00        $1,019.95           $5.04              1.00%
Boston Equity Fund            1,000.00         1,019.95            5.04              1.00%

7.    TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

      The Boston Trust Funds invested, as a percentage of net assets, in the following industries as of March 31, 2005.

BOSTON BALANCED FUND

SECURITY ALLOCATION                         PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS              NET ASSETS
-------------------------------             -------------
U.S. Government Obligations                     20.8%
Financial Services                              18.4%
Health Care                                     11.6%
Consumer Staples                                10.1%
Technology                                       8.0%
Consumer Cyclicals                               6.1%
Energy                                           5.6%
Investment Companies                             4.8%
Basic Materials                                  4.5%
Capital Goods                                    2.9%
Producer Products                                2.9%
Consumer Products                                2.6%
Transportation                                   0.7%
Retail Stores                                    0.4%
                                                ----
Total                                           99.4%
                                                ====

BOSTON EQUITY FUND

SECURITY ALLOCATION                         PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS              NET ASSETS
-------------------------------             -------------
Financial Services                              21.3%
Health Care                                     17.7%
Consumer Staples                                13.8%
Technology                                      10.7%
Energy                                           7.7%
Basic Materials                                  6.8%
Consumer Cyclicals                               6.0%
Capital Goods                                    4.4%
Producer Products                                3.9%
Consumer Products                                3.3%
Investment Companies                             2.1%
Transportation                                   1.2%
Retail Stores                                    0.6%
                                                ----
Total                                           99.5%
                                                ====

8.    OTHER INFORMATION (UNAUDITED):

      A description of the policies and procedures that the Funds' use to determine how to vote proxies related to portfolio securities is available
      (i) without charge, upon request, by calling 1-800-282-8782 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-282-8782 and
      (ii) on the Commission's website at http://www.sec.gov.

      Schedules of Portfolio Investments for the periods ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND BOSTON TRUST INVESTMENT MANAGEMENT, INC. (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 17, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. The Board members also took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited to 1.00% of each respective Fund's average daily net assets, which the Board noted benefits shareholders in each of the Funds. The Board members took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement and maintain fees at 1.00% of average daily nets assets for each of the Funds for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Boston Balanced Fund and the Boston Equity Fund of The Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Boston Balanced Fund and Boston Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended March 31, 2005 and the year or period ended March 31, 2004, and the financial highlights for each of the three years in the period then ended for Boston Balanced Fund and for the year ended March 31, 2005 and the period ended March 31, 2004 for Boston Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Boston Balanced Fund financial highlights for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US) in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund and the Boston Equity Fund as of March 31, 2005, the results of their operations for the year then ended, the changes in net assets for the year ended March 31, 2005 and the year or period ended March 31, 2004 and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 29, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)               March 31, 2005

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.

                                        TERM OF                                                       NUMBER OF FUNDS     OTHER
                       POSITIONS(s)     OFFICE**                                                      IN FUND COMPLEX DIRECTORSHIPS
    NAME, ADDRESS        HELD WITH   AND LENGTH OF              PRINCIPAL OCCUPATION(S)                 OVERSEEN BY      HELD BY
         AGE             THE FUNDS    TIME SERVED                DURING PAST FIVE YEARS                   TRUSTEE        TRUSTEE
---------------------- ------------- -------------- ------------------------------------------------  --------------- --------------
INTERESTED TRUSTEES*

Walter B. Grimm        Trustee       Since 1996     From June 1992 to present,                        16              American
3435 Stelzer Road                                   employee of BISYS Fund                                            Performance
Columbus, Ohio 43219                                Services.                                                         Funds; Legacy
Age: 59                                                                                                               Funds Group;
                                                                                                                      Performance
                                                                                                                      Funds Trust;
                                                                                                                      Variable
                                                                                                                      Insurance
                                                                                                                      Funds

R. Jeffrey Young       President and Since 1999     From 1993 to present,                             16              N/A
3435 Stelzer Road      Chairman of                  employee of BISYS Fund
Columbus, Ohio 43219   the Board of                 Service.
Age: 40                Trustees

INDEPENDENT TRUSTEES

Maurice G. Stark       Trustee       Since 1992     Retired.                                          16              Variable
3435 Stelzer Road                                                                                                     Insurance
Columbus, Ohio 43219                                                                                                  Funds
Age: 69

Michael M. Van Buskirk Trustee       Since 1992     From June 1991 to present,                        16              Variable
3435 Stelzer Road                                   employee of and currently                                         Insurance
Columbus, Ohio 43219                                President of The Ohio Bankers' League (trade                      Funds
Age: 58                                             association)

Dianne Armstrong       Trustee       Since 2004     From August 2003 to present, Principal of King    16              N/A
3435 Stelzer Road                                   Dodson Armstrong Financial Advisors, Inc.; from
Columbus, Ohio 43219                                April 2000 to August 2003, Director of Financial
Age: 40                                             Planning, Hamilton Capital Management.

OFFICERS WHO ARE NOT
TRUSTEES

Chris Sabato           Treasurer     Since 2004     From February 1993 to present, employee of BISYS
3435 Stelzer Road                                   Fund Services.
Columbus, Ohio 43219
Age: 36

Timothy Bresnahan      Secretary     Since 2005     From February 2005 to present, employee of
3435 Stelzer Road                                   BISYS Fund Services; from March 2004 to February
Columbus, Ohio 43219                                2005, employee of the law firm of Greenberg
Age: 36                                             Traurig, from October to March 2004, employee
                                                    of Deutsche Bank Asset Management, Inc.; from
                                                    September, 2001 to February, 2003, Associate of
                                                    the law firm Goodwin Procter, LLP.

Alaina V. Metz         Assistant     Since 1995     From June 1995 to present, employee of BISYS
3435 Stelzer Road      Secretary                    Fund Services.
Columbus, Ohio 43219
Age: 36

George L. Stevens      Chief         Since 2004     From September 1996 to present, employee of
3435 Stelzer Road      Compliance                   BISYS Fund Services.
Columbus, Ohio 43219   Officer
Age: 54

----------
* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

INVESTMENT ADVISER

Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT

Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

                         [WALDEN ASSET MANAGEMENT LOGO]
                     Investing for social change since 1975

                          WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND

                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2005

                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 March 31, 2005

SOCIAL RESEARCH AND ACTION UPDATE...............................................   1

WALDEN SOCIAL BALANCED FUND

  Market and Performance Review.................................................   3
  Investment Performance........................................................   5
  Schedule of Portfolio Investments ............................................   6
  Financial Statements..........................................................   8
  Financial Highlights..........................................................  10

WALDEN SOCIAL EQUITY FUND

  Market and Performance Review.................................................  11
  Investment Performance........................................................  13
  Schedule of Portfolio Investments.............................................  14
  Financial Statements..........................................................  15
  Financial Highlights..........................................................  17

Notes to Financial Statements...................................................  18

Report of Independent Registered Public Accounting Firm ........................  22

Trustees & Officers.............................................................  23

SOCIAL RESEARCH AND ACTION UPDATE                                 March 31, 2005

The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds' social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies.

PROXY VOTING

Walden's goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors - an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden's Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ending June 30, 2004, are available at http://www.waldenassetmgmt.com/social/proxyvoting.html.

SOCIAL RESEARCH

Companies in the Funds are monitored continuously using resources on the Internet, news media, advocacy groups and company publications and presentations. This year, a number of companies have made significant positive strides in their social, environmental or corporate governance policies.

Staples has admirable programs in place to respond to environmental, supplier, and Equal Employment Opportunity (EEO) challenges. Examples include its purchasing and promotion of products containing post-consumer recycled materials, encouraging recycling of electronics, and purchasing up to ten percent of its U.S. power from renewable energy sources. The company also recently adopted a Supplier Code of Conduct. With the code, a third party audits each factory that produces Staples brand products. The company has affirmed its commitment to continuous improvement, a key aspect in any corporate responsibility program.

Novartis continues to break new ground with its "all-in-one" annual report that combines financial, corporate governance, social and environmental reporting and includes specific progress reports and future goals. A combined report equips its varied users with the ability to examine the interactions and interrelationships of multiple corporate goals, and encourages a longer-term outlook that is generally favored by Walden.

In May, Bank of America pledged to adopt a "no-go zone" policy for all new extensions of credit and project specific bond underwriting. Among its most salient features, Bank of America will not finance resource extraction from, or the clearing of, primary tropical moist forests and intact forests identified by World Resource Institute. The bank's initiative, in addition to other new policies on climate change and indigenous rights, earned strong praise from the nongovernmental organization Rainforest Action Network for bringing a new model of leadership to the financial sector.

COMPANY ENGAGEMENT

In the last year, through dialogue with company decision-makers and sponsorship of shareholder resolutions, we helped build awareness within corporations on a broad array of investor concerns including: climate change, recycling, EEO disclosure, inclusive non-discrimination policies, vendor standards, the HIV/ AIDS health pandemic, political contributions, board structure and director election policies.

A number of positive interactions with companies in the year built upon a multi-year engagement effort. ALLTEL, after four years of encouragement, added sexual orientation as a protected class within its employee nondiscrimination policies. After several years of communication with a coalition of investors, Dell committed publicly to boost its recovery and recycling of computer equipment by 50 percent in 2005 from the 2004 fiscal year level. Dell will be reporting results quarterly. This industry-leading precedent requires strong tracking systems to monitor computer equipment recovery on a global basis and sets a "best practice" standard for other technology companies. For the second year Colgate-Palmolive has met with us in an open exchange about the impact of HIV/AIDS on its global operations, outlining company efforts to combat the pandemic in the Asia Pacific region and Africa. We believe Colgate's policies and practices show true leadership, and, more than most companies, it has adapted lessons learned in Africa to address HIV/AIDS proactively in other regions with rapidly growing infection rates.

Several shareholder resolutions filed with shares held in Walden Social Balanced or Walden Social Equity were withdrawn after reaching an agreement with the companies. Amgen committed to substantially upgrade its public reporting of EEO information on the company's external website and will continue a "good faith" discussion on this topic. Carlisle agreed to adopt a more inclusive EEO policy that explicitly prohibits discrimination based on sexual orientation. IBM agreed to incorporate its commitment to increase recycling of computer equipment in its upcoming social responsibility report, and will provide an adjusted metric for recycled computer equipment that allows for better trend and peer group performance comparisons. PepsiCo reiterated its pledge to achieve 10 percent recycled content resin in beverage containers by later this year and agreed to consider adoption of beverage container recovery

SOCIAL RESEARCH AND ACTION UPDATE                                 March 31, 2005

goals. Building upon last year's record-setting shareholder support of 37 percent on a resolution asking Apache to report on climate change risk, the company has agreed to increase reporting on climate change policies and practices. Apache will be providing estimates of the greenhouse gas (GHG) emission intensity from its operated properties in the Kyoto 1 annex countries of UK and Canada, as well as from facilities in Australia and the U.S. A CEO-endorsed statement on climate change will also be available on Apache's website, along with a report on the progress of its major GHG projects and initiatives worldwide.

The shareholder resolutions that remain on the proxy ballots for the 2005 season also have positive dialogue elements. TJX, where Walden continues to address supply chain management and labor standards, has designated full time staff and retained outside counsel to address vendor standards issues. At Home Depot we have revived our conversation on EEO disclosure since the company will no longer honor an earlier commitment to shareholders to provide comprehensive EEO information. At the same time, however, Home Depot is actively seeking investor input on its plans for web-based sustainability reporting. BellSouth has responded to a resolution asking for greater transparency on political giving with additional website disclosure on political contributions that also provides direct links to external databases with more details.

PUBLIC POLICY

Walden represents the views of Fund investors in public policy forums, working to advance regulations and laws to strengthen corporate responsibility, corporate governance and public accountability. In the last year Walden team members have spoken in such diverse locals as the American Enterprise Institute and the Ceres conference (a coalition of environmental groups and investors).

COMMUNITY DEVELOPMENT INVESTING

As of March 31, 2005, about 1.3% of assets in the Walden Social Balanced portfolio are funding economic activity that helps build healthy communities in areas of significant need. Investments in community development banks and credit unions target affordable housing and development initiatives that are often overlooked by traditional providers of credit. As examples, in the past year, Walden community development investing dollars have supported, among others, community development institutions providing for: the expansion of a daycare center in Batesville, Mississippi through the Quitman Tri County Federal Credit Union; and a restaurant delivery service in a revitalizing Portland, Oregon neighborhood through Albina Community Bancorp.

We invite your questions and comments. E-mail Tim Smith at tsmith@bostontrust.com or Heidi Soumerai at hsoumerai@bostontrust.com.

PORTFOLIO HOLDINGS AND PERCENTAGES AS OF 3/31/05 AND ARE SUBJECT TO CHANGE.

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW (UNAUDITED)                          Manager Commentary by Stephen Moody

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

THE FINANCIAL MARKETS AND THE FUND

The financial markets hit the doldrums this quarter, though coming after the strength of the fourth quarter of 2004, it felt worse. Neither stocks nor bonds did well, declining 2.15% and 0.67%, respectively, as measured by the Standard & Poor's 500 Stock Index(1) and the Lehman Brothers Government/Credit Index2. This was the first time since 1994 that both moved negatively together. There was almost no place to hide (except energy stocks, which, within the S&P 500, appreciated 17.1%). While there was no negative correlation between the daily fluctuations of oil prices and stocks, rising oil prices did appear to rain on the appreciating parade of equity prices. Most importantly, in the face of economic reports that remained positive, but without positive surprises, the equity markets as a whole remained little changed.

Of course, if energy stocks were up strongly and the market was relatively unchanged or down a little, other industries must have faired poorly. And, indeed, that was the case. Telecommunications, which is a small sector now and hardly represented in the portfolio, declined most, but the large technology sector (modestly underweighted in the Fund) was down almost as much, some 7.5%. Financial stocks and consumer cyclicals or discretionary stocks also declined in price significantly, some 6.9 and 5.9%, respectively. The major shift was in health care stock prices, which stopped hemorrhaging and were pretty much unchanged for the quarter. One shift that hurt the Fund modestly, was in the healthcare sector. Large pharmaceutical companies stopped declining precipitously and reversed course modestly. But the stocks of medical device manufacturers, especially those making replacement knees and hips, which are overweighted in the Fund, came under selling pressure with increased scrutiny of the industry for their close relationships to orthopedic surgeons. By other measures of categorizing stocks, value versus growth or small, medium and large, for example, nothing much other than industrial sector seemed to matter. Even the global financial markets did poorly. In U.S. dollars, the MSCI Europe Australasia and the Far East Index declined 0.8% for the quarter,+

The real pain was in the bond market, which now lags the stock market significantly for the past twelve months, up only 0.4%, compared to the stock market's 6.7%. Here the combination of market expectations, the falling dollar, and oil prices finally weighed heavily on the bond market, highlighted and moved most forcefully by the Federal Reserve. The testimony of Alan Greenspan and the statement of the Federal Reserve's Open Market Committee that inflation was increasingly rearing its ugly head were important. In the new words of the Fed, the policy statements of which had been almost unchanged for many months, "pressures on inflation have picked up in recent months." Those remarks clinched the financial markets' increased inflation jitters, which had arisen from the return of oil prices to higher levels around $50 per barrel. Shorter term interest rates continued to rise significantly. At the end of December, interest rates on 3-month, one-year, and five-year Treasuries were 2.21%, 2.77% and 3.70%, respectively. By the end of March, the rates were 2.81%, 3.48%, and 4.28%, respectively. Certainly, the continued growth of the U.S. budget deficit, the consequent decline in the dollar, and the deficit on current account with the rest of the globe (which includes imports and exports, transfers of financial assets, and financial services) provided the yeast in the starter dough from which these inflationary pressures are rising. The American loaves, our assets, are on sale. In another inimitable metaphor of Warren Buffett, we risk becoming a sharecropper society to the world.

In the political economy, the market found some salve in a variety of places. The failure, thus far, of the President's campaign to "reform" social security by an expensive privatization, gives some hope to those concerned about this Administration's fiscal responsibility. The success, or relative lack of deterioration, in Iraqi security since the election, bodes well for Iraqis and

+ Portfolio composition is subject to change.

(1) The S&P 500 Stock Index is generally representative of the U.S. stock market as a whole.

(2) The Lehman Brothers Government/Credit Index is comprised primarily of about 60% U.S. Treasury and Agency Obligations and 40% SEC registered corporate bonds and other credit obligations. Investors cannot invest directly in an index.

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW (CONT.)                               Manager Commentary by Stephen Moody

the Iraqi and American desire that the Americans leave the country. This improvement is not yet reflected in an improved infrastructure yet: oil production, for example, is actually down a little. And finally, in a variety of countries in the World's most politically volatile region, including Egypt, Kyrgyzstan, and Ukraine, the social responsiveness of governments appears to have taken a turn for the better. All of this news is relatively speaking, calming rather than disruptive and stability is soothing music to financial markets.

OUR ECONOMIC OUTLOOK

Within these secular trends and cross-currents of a complex global political economy, and the momentum of our economy's economic growth (based as it is on very strong productivity growth), our economic outlook remains mildly optimistic. Economic growth, corporate earnings growth, and employment growth are slowing but remain positive and sustainable. As we noted last quarter, all three contribute to our preference for stocks over bonds. We believe the continued strong but slowing growth in corporate profits; the modest decline in the prices of stocks, even in some sectors where corporate profits are growing strongly; and current interest rates, all make the valuations of equities relatively fair. This is true even though profit margins for stocks in the aggregate are above long-term norms and not likely to be sustainable. This conclusion is even more true, given the outlook for interest rates. We still prefer equities of larger companies with relatively stable, earnings growth, especially from foreign sales, as opposed to smaller companies. The one change this past quarter has been a decision to move closer to a market weight in energy stocks. Energy stocks now represent about 8% of the S&P 500 and 4% of the Fund's equity portfolio.+

Overall, Fund asset allocation is about 69% equities, close to the high end of the normal range, reflecting our continuing preference for equities over fixed income assets, bonds and money market funds. Fixed income remains shorter than market norms in terms of duration, the weighted average maturity of the portfolio, implying that we think interest rates likely to rise or be volatile.+

/s/ Stephen Moody
---------------------------------------------
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

+ Portfolio composition is subject to change.

                                                     WALDEN SOCIAL BALANCED FUND
INVESTMENT PERFORMANCE (UNAUDITED)                                March 31, 2005

Fund Net Asset Value: $11.08

                                                                             ANNUALIZED
                                                               --------------------------------------------
                                                QUARTER ENDED  1 YEAR ENDED  5 YEARS ENDED  SINCE INCEPTION
                                                   3/31/05        3/31/05       3/31/05      JUNE 20, 1999
WALDEN SOCIAL BALANCED FUND*                       -2.12%          4.62%         2.32%           3.35%
Lipper Balanced Funds Average**                    -1.38%          4.30%         1.27%           2.24%
Standard & Poor's 500 Stock Index**                -2.15%          6.69%        -3.16%          -1.10%
Lehman Brothers Government/Credit Bond Index**     -0.67%          0.41%         7.29%           6.82%
90-Day U.S. Treasury Bills**                        0.60%          1.75%         2.51%           2.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**The performance data is calculated from June 30, 1999.

[PERFORMANCE GRAPH]

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2005, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Upper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                     WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 March 31, 2005

COMMON STOCKS(68.7%)

SECURITY DESCRIPTION                              SHARES     VALUE ($)
                                                ----------  ------------
BASIC MATERIALS  (6.3%)
Bemis Co., Inc.................................     12,000       373,440
Donaldson Co., Inc.............................     12,000       387,360
Ecolab, Inc....................................     10,000       330,500
Praxair, Inc...................................      8,000       382,880
Sigma-Aldrich..................................      5,000       306,250
                                                              ----------
                                                               1,780,430
                                                              ----------

CAPITAL GOODS  (1.8%)
Dover Corp.....................................      4,000       151,160
Illinois Tool Works............................      4,000       358,120
                                                              ----------
                                                                 509,280
                                                              ----------
CONSUMER CYCLICALS  (5.1%)
Home Depot, Inc................................      3,200       122,368
Honda Motor Co. Ltd.,ADR.......................      7,000       175,280
McClatchy Co...................................      2,500       185,400
Omnicom Group, Inc.............................      5,600       495,712
Staples, Inc...................................      9,000       282,870
Washington Post Co.............................        200       178,800
                                                              ----------
                                                               1,440,430
                                                              ----------

CONSUMER PRODUCTS  (1.2%)
Aptargroup, Inc................................      4,000       207,920
Herman Miller, Inc.............................      4,000       120,480
                                                              ----------
                                                                 328,400
                                                              ----------
CONSUMER STAPLES  (7.8%)
Alberto-Culver Co..............................      7,500       358,950
Colgate-Palmolive Co...........................      7,000       365,190
Costco Wholesale Corp..........................      8,500       375,530
Hershey Foods Corp.............................      3,000       181,380
Pepsico, Inc...................................      4,000       212,120
Sysco Corp.....................................     14,000       501,200
W.W. Grainger, Inc.............................      3,000       186,810
                                                              ----------
                                                               2,181,180
                                                              ----------

ENERGY  (3.5%)
BP PLC, ADR....................................     12,500       780,000
Keyspan Corp...................................      5,000       194,850
                                                              ----------
                                                                 974,850
                                                              ----------
FINANCIAL SERVICES  (12.8%)
AmSouth Bancorporation.........................      7,000       181,650
Bank of America Corp...........................      8,000       352,800
Chubb Corp.....................................      3,500       277,445
Cincinnati Financial Corp......................      8,300       361,963
Comerica, Inc..................................      4,000       220,320
Commerce Bancshares, Inc.......................      5,512       265,678
Fannie Mae.....................................      6,000       326,700
MBNA Corp......................................     12,000       294,600
Northern Trust Corp............................      6,000       260,640
State Street Corp..............................      5,500       240,460
T.Rowe Price Group, Inc........................      5,000       296,900
Wells Fargo & Co...............................      3,000       179,400
Wilmington Trust Corp..........................     10,000       351,000
                                                              ----------
                                                               3,609,556
                                                              ----------

FOOD PRODUCTS  (0.6%)
McCormick & Co.................................      5,000       172,150
                                                              ----------
HEALTH CARE  (13.6%)
Amgen, Inc. (b)................................      3,000       174,630
Beckman Coulter, Inc...........................      3,000       199,350
Becton, Dickinson & Co.........................      3,000       175,260
Biomet, Inc....................................      9,000       326,700
C.R. Bard, Inc.................................      5,000       340,400
Dentsply International, Inc....................      4,000       217,640
Henry Schein, Inc. (b).........................      5,000       179,200
IMS Health, Inc................................      7,000       170,730
Johnson & Johnson, Inc.........................      5,500       369,380
Medtronic, Inc.................................      6,000       305,700
Novartis AG - ADR..............................      8,000       374,240
Patterson Companies, Inc. (b)..................      4,000       199,800
Pfizer, Inc....................................      6,800       178,636
Respironics, Inc. (b)..........................      3,200       186,464
Teva Pharmaceutical Ltd., ADR..................     14,000       434,000
                                                              ----------
                                                               3,832,130
                                                              ----------

PRODUCER PRODUCTS  (1.9%)
Baldor Electric Co.............................      5,000       129,050
Carlisle Cos,Inc...............................      3 000       209,310
Teleflex, Inc..................................      4,000       204,720
                                                              ----------
                                                                 543,080
                                                              ----------
RETAIL STORES (0.6%)
TJX Cos., Inc..................................      7,000       172,410
                                                              ----------
TECHNOLOGY (12.2%)
3M Co..........................................      4,000       342,760
Adobe Systems, Inc.............................      4,000       268,680
Affiliated Computer Services, Inc. (b).........      3,000       159,720
Applied Materials, Inc. (b)....................     15,000       243,750
Automatic Data Processing, Inc.................      7,000       314,650
Cisco Systems, Inc.(b).........................     13,000       232 570
Dell, Inc. (b).................................     11,000       422,620
Diebold, Inc...................................      3,200       175,520
EMC Corp. (b)..................................     14,000       172,480
Intel Corp.....................................     11,500       267,145
International Business Machines Corp...........      3,500       319,830
Jabil Circuit Inc. (b).........................      7,000       199,640
Microsoft Corp.................................      5,000       120,850
Waters Corp. (b)...............................      5,000       178,950
                                                              ----------
                                                               3,419,165
                                                              ----------

TRANSPORTATION  (1.3%)
United Parcel Service, Inc. Class B............      5,000       363,700
                                                              ----------
TOTAL COMMON STOCKS
(COST $ 16,207,828)............................               19,326,761
                                                              ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (24.4%)

FEDERAL FARM CREDIT BANK  (2.3%)
5.95%, 3/5/08.................................. $  100,000       104,744
6.00%, 3/7/11..................................    500,000       535,479
                                                              ----------
                                                                 640,223
                                                              ----------
FEDERAL HOME LOAN BANK  (3.6%)
5.38%, 2/15/06.................................    500,000       507,153
3.50%, 11/15/07................................    500,000       491,986
                                                              ----------
                                                                 999,139
                                                              ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
3.22%*, 1/27/06................................  1,000,000       971,029
5.25%, 1/15/09.................................    500,000       515,772
6.00%, 5/15/11.................................    350,000       375,196
                                                              ----------
                                                               1,861,997
                                                              ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.5%)
6.50%, 2/15/32.................................     54,656        57,173
6.50%, 5/15/32.................................    245,067       256,351
6.00%, 7/15/34.................................    380,961       391,729
                                                              ----------
                                                                 705,253
                                                              ----------

                                   Continued

                                                     WALDEN SOCIAL BALANCED FUND
                                                                  March 31, 2005
SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. GOVERNMENT AGENCY OBLIGATIONS,(CONTINUED)

                                                 PRINCIPAL
SECURITY DESCRIPTION                              AMOUNT      VALUE ($)
                                                 ----------  ---------
HOUSING AND URBAN DEVELOPMENT  (0.8%)
7.50%, 8/1/11.................................      200,000      221,604
                                                              ----------

U.S. TREASURY INFLATION PROTECTED BONDS(8.6%)
3.63%, 1/15/08.................................   1,000,000    1,269,867
3.00%, 7/15/12.................................   1,000,000    1,167,639
                                                              ----------
                                                               2,437,506
                                                              ----------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $6,759,514)..................                6,865,722
                                                              ----------

INVESTMENT COMPANIES (4.8%)
Fifth Third Institutional Government Money
Market Fund - Institutional Class..............   1,340,797    1,340,797
                                                              ----------
TOTAL INVESTMENT COMPANIES
(COST $ 1,340,797).............................                1,340,797
                                                              ----------

CERTIFICATES OF DEPOSIT (1.2%)
Albina Community BanCorp, 3.59%, 3/15/08.......      25,000       25,000
Central Appalachian Peoples Federal
  Credit Union, 4.00%, 3/14/09.................      25,000       25,000
Community Capital Bank, 1.53%, 7/20/05.........      50,000       50,000
Delta Bank and Trust Co., 1.53%, 7/20/05.......      25,000       25,000
Elk Horn Bank, 3.75%, 3/14/08..................      25,000       25,000
Quitman TRI-COUNTY Bank, 2.00%, 1/9/06.........      25,000       25,000
Shorebank Pacific, 3.02%, 7/13/07..............      50,000       50,000
Shorebank Pacific Bank, 2.85%, 2/10/06.........      50,000       50,000
Vermont Development Credit, 3.75%, 7/13/09.....      50,000       50,000
                                                              ----------
TOTAL CERTIFICATES OF DEPOSIT
(COST $325,000)................................                  325,000
                                                              ----------

MUNICIPAL BONDS (0.7%)
MASSACHUSETTS (0.7%)
Massachusetts State Port Authority
  Revenue, 6.30%, 7/1/05.......................     200,000      201,368
                                                              ----------

TOTAL MUNICIPAL BONDS
(COST $200,000)................................                  201,368
                                                              ----------
TOTAL INVESTMENTS
(COST $24,833,139) (a) - 99.8%.................               28,059,648
Other assets in excess of liabilities - 0.2%...                   61,165
                                                              ----------
NET ASSETS - 100.0%............................               28,120,813
                                                              ==========

Percentages indicated are based on net assets of $28,120,813.

(a) At March 31,2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation............  $ 3,787,334
Unrealized depreciation............     (560,825)
                                     -----------
Net unrealized appreciation........  $ 3,226,509
                                     ===========

(b) Represents non-income producing security.

 ADR -American Depositary Receipt

 * Discount note. Rate disclosed represents the effective yield at March 31,
 2005

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at value (cost $24,833, 139)...          $28,059,648
Interest and dividends receivable...........               86,128
Prepaid expenses............................                6,427
                                                      -----------
   Total Assets.............................           28,152,203

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser......................... $ 15,938
 Administration.............................      459
 Custodian..................................      719
 Transfer Agent.............................    1,500
 Audit......................................    5,159
 Legal......................................    1,493
 Shareholder Reporting .....................    4,991
 Other......................................    1,131
                                             --------
   Total Liabilities........................               31,390
                                                      -----------

NET ASSETS..................................          $28,120,813
                                                      ===========
COMPOSITION OF NET ASSETS:
Capital.....................................          $25,673,973
Undistributed net investment income.........               84,997
Accumulated net realized losses from
  investment transactions...................             (864,666)

Unrealized appreciation from investments....            3,226,509
                                                      -----------
NET ASSETS..................................          $28,120,813
                                                      ===========
Shares outstanding (par value $0.001 ,
unlimited  number of shares authorized).....            2,537,936
                                                      ===========

Net Asset Value, Offering Price and
  Redemption Price per share................          $     11.08
                                                      ===========

STATEMENT OF OPERATIONS
For the year ended March 31 , 2005

INVESTMENT INCOME:
 Interest...................................          $   291,331
 Dividend ..................................              297,874
                                                      -----------
   TOTAL INVESTMENT INCOME .................              589,205
                                                      -----------

EXPENSES:
 Investment Adviser......................... $195,051
 Administration.............................   52,014
 Accounting.................................   10,037
 Chief Compliance Officer...................    2,594
 Custodian..................................    8,283
 Transfer Agency............................   18,000
 Audit......................................    5,463
 Legal......................................    3,008
 Shareholder Reporting......................    6,945
 Other......................................   14,593
                                             --------
   Total expenses before fee reductions.....              315,988
   Fees reduced by the Administrator........              (13,424)
   Fees reduced by the Investment Adviser...              (42,393)
                                                      -----------
   NET EXPENSES ............................              260,171
                                                      -----------

NET INVESTMENT INCOME ......................              329,034
                                                      -----------

NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment                        279,422
transactions................................
Change in unrealized appreciation/
 (depreciation) from investments............              546,589
                                                      -----------
Net realized/unrealized gains from                        826,011
investments.................................          -----------
CHANGE IN NET ASSETS FROM OPERATIONS........          $ 1,155,045
                                                      ===========

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the year ended   For the yearended
                                                                                    March 31, 2005      March 31, 2004
                                                                                  ------------------   -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income...........................................................  $          329,034   $         303,132
Net realized gains/(losses) from investment transactions........................             279,422             (63,726)
Change in unrealized appreciation/(depreciation) from investments...............             546,589           3,428,466
                                                                                  ------------------   -----------------
CHANGE IN NET ASSETS FROM OPERATIONS............................................           1,155,045           3,667,872
                                                                                  ------------------   -----------------
DIVIDENDS:
  Net investment income.........................................................            (311,994)           (313,402)
                                                                                  ------------------   -----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.................................            (311,994)           (313,402)
                                                                                  ------------------   -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................................................           4,713,816           4,659,866
  Dividends reinvested..........................................................             310,107             310,821
  Cost of shares redeemed.......................................................          (2,156,338)         (2,442,908)
                                                                                  ------------------   -----------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS............................           2,867,585           2,527,779
                                                                                  ------------------   -----------------
CHANGE IN NET ASSETS............................................................           3,710,636           5,882,249

NET ASSETS:
  Beginning of year.............................................................          24,410,177          18,527,928
                                                                                  ------------------   -----------------
  End of year                                                                     $       28,120,813   $      24,410,177
                                                                                  ==================   =================
SHARE TRANSACTIONS:
  Issued........................................................................             428,350             461,624
  Reinvested....................................................................              27,663              29,944
  Redeemed......................................................................            (196,837)           (241,181)
                                                                                  ------------------   -----------------
CHANGE IN SHARES................................................................             259,176             250,387
                                                                                  ==================   =================
UNDISTRIBUTED NET INVESTMENT INCOME.............................................  $           84,997   $          67,957
                                                                                  ==================   =================

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the year indicated.

                                                            For the      For the       For the      For the       For the
                                                           year ended   year ended    year ended   year ended    year ended
                                                             March        March         March        March         March
                                                            31, 2005     31, 2004      31, 2003     31, 2002      31, 2001
                                                           ----------   ----------   -----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF YEAR.......................  $    10.71   $     9.13   $     10.22   $     9.93   $      10.69
                                                           ----------   ----------   -----------   ----------   ------------
INVESTMENT ACTIVITIES:
  Net investment income..................................        0.13         0.13          0.18         0.18           0.19
  Net realized and unrealized gains/(losses) from
   investment transactions...............................        0.37         1.59         (1.10)        0.31          (0.77)
                                                           ----------   ----------   -----------   ----------   ------------
 Total from investment activities........................        0.50         1.72         (0.92)        0.49          (0.58)
                                                           ----------   ----------   -----------   ----------   ------------

DIVIDENDS:
  Net investment income..................................       (0.13)       (0.14)        (0.17)       (0.20)         (0.18)
                                                           ----------   ----------   -----------   ----------   ------------
  Total dividends........................................       (0.13)       (0.14)        (0.17)       (0.20)         (0.18)
                                                           ----------   ----------   -----------   ----------   ------------

NET ASSET VALUE, END OF YEAR.............................  $    11.08   $    10.71   $      9.13   $    10.22   $       9.93
                                                           ==========   ==========   ===========   ==========   ============

TOTAL RETURN.............................................        4.62%       18.91%        (9.00%)       4.94%         (5.57%)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of year (000's)......................  $   28,121   $   24,410   $    18,528   $   17,786   $     13,612
  Ratio of net expenses to average net assets............        1.00%        1.00%         1.00%        1.00%          1.00%
  Ratio of net investment income to average net assets ..        1.26%        1.38%         1.95%        1.85%          1.88%
  Ratio of expenses to average net assets (a)............        1.26%        1.26%         1.26%        1.28%          1.33%
  Portfolio turnover.....................................       21.15%       26.47%        40.07%       22.09%         29.06%

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

MARKET AND PERFORMANCE                                 WALDEN SOCIAL EQUITY FUND
REVIEW (UNAUDITED)                          Manager Commentary by Robert Lincoln

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES.THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

THE WALDEN SOCIAL EQUITY FUND MARKET AND PERFORMANCE SUMMARY

During the first quarter of 2005, the sharp and persistent rise in oil prices dominated the investment environment. Oil prices, which had already risen $15 a barrel in 2004, jumped another $14 during the quarter, rising from $43 per barrel at year-end to $57 on March 31,2005. Although the big price increase lifted energy company stocks in the first quarter by about 15%, most other market sectors suffered, leading the Standard & Poors 500 Index(1) to lose 2.2%.This result contrasted sharply with the returns of the fourth quarter of 2004 when stocks rose strongly amidst a brief respite in the rising oil price trend. The Walden Social Equity Fund lost 3.16% for the quarter, about 1% more than the Standard & Poor's 500. Most of this differential can be attributed to the underweighting of energy stocks and the relatively poor performance of BP, the Fund's major holding in the sector. For the year ended March 31,2005, the Fund's return was 5.18%, compared with 6.69% for the Standard & Poor's 500.

OUR ECONOMIC OUTLOOK

We have viewed the economic environment positively since mid-2003. In our opinion, the fiscal and monetary stimuli could lead to Gross Domestic Product
(GDP)(1) growth and an increase in corporate profits and cash flow. Additionally, we have expected inflation to remain low due to modest wage increases, productivity gains, and the ample supply of low cost, internationally sourced, manufactured goods. As we begin 2005, the financial media has noted a myriad of issues that could derail the economy and financial markets in the months ahead, including (in no particular order):

  - Rising interest rates, and the related potential adverse impact on real estate values

  -   Continued weakness in the dollar, particularly relative to the Euro

  -   Commodity inflation, led by oil prices

  -   A trade imbalance of roughly $500 billion annually

  -   The continued outflow of jobs to low wage countries

  - No end in sight to the political turmoil in Iraq and the Middle East generally

  -   Record Federal budget deficits.

While it is certainly plausible that deterioration in one or more of these areas could lead to a reversal of the close to two-year GDP and corporate profit growth trend, we currently believe that a continuation of this trend is the most likely economic outcome for the year ahead. Recent economic reports to date confirm that the most likely trend in real GDP for 2005 is growth of at least 3%, with inflation that remains in a 2% to 3% band. The key component of sustained economic growth is consumer spending, which has remained strong amid gains in employment and personal income. Business capital expenditures have also continued to improve in recent months.

Solid economic growth and the rise in oil prices have not re-ignited inflation, which has drifted upward only slightly, from under 2% last year to about 3% more recently. The modest increase partly reflects the fact that oil and other commodities account for a comparatively small portion of our total economic expenditures. Moreover, the increase in oil prices over the past two years from roughly $25 per barrel to just over $50 is unquestionably large, but pales in comparison to the experience of the 1970's when oil increased from about $3 to over $30 per barrel, or a factor of 10 times. In the long term, inflation will be driven primarily by the balance between compensation and labor productivity, not by commodity prices. Overall compensation cost increases have remained under 5%, and have been largely offset by productivity growth of roughly 3%, implying net cost increases of about 2%. Within this construct, we are unlikely to experience inflation above 3% over the next few years even with continued commodity price hikes. Comparatively tame inflation will allow the Federal Reserve to avoid a monetary policy that is so restrictive that it threatens economic growth.

Social Security reform garnered nearly as many headlines over the past few months as the spike in oil prices. President Bush, somewhat surprisingly, has chosen to make Social Security

(1)THE S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

(2)THE GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United Stales.

MARKET AND PERFORMANCE                                 WALDEN SOCIAL EQUITY FUND
REVIEW, (CONT.)                             Manager Commentary by Robert Lincoln

reform the centerpiece of his second term domestic agenda. Sadly, but not surprisingly, the process has become highly political - with the usual scare tactics - rather than focused on thoughtful debate. Once we look past the politics, admittedly a difficult exercise, the economics are quite simple. If, as a society, we choose to fund Social Security through a separate and distinct tax, rather than general revenue, in 30 years or so we must either raise the current projected stream of revenue or cut projected benefits. For example, we could increase the Social Security tax rate or raise the retirement age, or both.

The President's assertion that the Social Security Trust Fund is an empty promise appears rooted more in politics than reality. After all, the trust fund exists only due to the nearly $2 trillion Social Security revenue surplus of the past 20 years. By design, this surplus was to be used to fund the bulge in benefit payments as the baby-boomer generation reached retirement. Is it not time for the general revenue base, which has used the Social Security revenue surplus for several decades to fund other expenditures, to make good on the inherent promises of outstanding U. S.Treasury bonds?

Stated differently, why are the government bonds in the trust fund any less secure than those held by private citizens, corporations, or foreign governments? Meanwhile, the proposal to fund personal accounts also seems to be more of a political enticement than a revenue solution. Our government could just as easily buy stocks on its own to increase the Trust Fund's value over the long term rather than establish a more costly individual account infrastructure. On the other side of the aisle, Democrats must admit that changing demographics will require a revision to the current structure of Social Security at some point in the future. Whatever the eventual political compromise may be, it is important to note that the media has overstated the near term economic and investment importance of the issue. Other components of the budget imbalance (defense spending in the short term and Medicare, in the long term) are more problematic and will require far more attention, compromise, and revenue generation than Social Security.

INVESTMENT STRATEGY

Despite the decline in equity values during the last quarter, we believe the outlook remains positive. Earnings growth has been healthy and the overall price to earnings ratio of the market is now about 18. In an environment of 10-year interest rates below 5% and inflation below 3%, this valuation is quite reasonable. We expect stock market returns to keep pace with earnings growth.

As mentioned earlier, the underweighting in energy stocks hindered performance last year. While we have added to holdings this past quarter, the Fund is still slightly underweighted in energy relative to the Standard & Poor's 500 Index. We believe that oil prices will moderate in the year ahead as the normal market forces tend to encourage more supply and slow the growth in demand.+

Finance and Healthcare sectors have the largest allocations in the Fund, with our finance holdings fairly well diversified among banks, insurers, and money management oriented companies. Our healthcare stocks favor medical device and distribution firms over pharmaceutical companies and healthcare service providers. Industrial manufacturing and consumer products companies are also well represented. Business trends in these sectors remain favorable. We have less than market weight holdings in technology and telecommunications. While growth is strong in these sectors, we believe prices are relatively high in technology and excessive competition still plagues the telecommunications sector.+

In sum, the Fund's equity holdings continue to reflect our emphasis on companies with high quality sustainable earnings whose valuations are justified by their growth prospects.+

Thank you for your continued confidence in our services. You may contact us at 617-726-7256 should you have questions about our investment views or your account.

/s/ Robert Lincoln
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

+Portfolio composition is subject to change.

                                                       WALDEN SOCIAL EQUITY FUND
INVESTMENT PERFORMANCE (UNAUDITED)                                March  31,2005

Fund Net Asset Value: $11.34

                                                                               ANNUALIZED
                                                              ----------------------------------------------
                                             QUARTER ENDED    1 YEAR ENDED   5 YEARS ENDED   SINCE INCEPTION
                                                3/31/05         3/31/05         3/31/05       JUNE 20, 1999
WALDEN SOCIAL EQUITY FUND*                       -3.16%          5.18%           1.80%            2.74%
STANDARD & POOR'S 500 STOCK INDEX**              -2.15%          6.69%          -3.16%           -1.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**The performance data being shown for the S&P 500 is calculated from June 17, 1999.

[LINE GRAPH]

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2005, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies.The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services, investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

SCHEDULE OF PORTFOLIO INVESTMENTS                      WALDEN SOCIAL EQUITY FUND
                                                                  March 31, 2005

COMMON STOCKS (97.8%)

SECURITY DESCRIPTION                                            SHARES       VALUE ($)
--------------------                                            -------    ------------
BASIC MATERIALS (5.7%)
Bemis Co., Inc.........................................          16,000         497,920
Donaldson Co., Inc.....................................          15,000         484,200
Ecolab, Inc............................................          14,000         462,700
Sealed Air Corp. (b)...................................           8,000         415,520
Sigma-Aldrich..........................................          12,000         735,000
                                                                           ------------
                                                                              2,595,340
                                                                           ------------

CAPITAL GOODS (2.0%)
Illinois Tool Works....................................          10,000         895,300
                                                                           ------------

COMMUNICATION SERVICES (1.8%)
Alltel Corp............................................           8,000         438,800
Bellsouth Corp.........................................          15,000         394,350
                                                                           ------------
                                                                                833,150
                                                                           ------------

CONSUMER CYCLICALS (9.5%)
Eaton Corp.............................................          11,000         719,400
Lear Corp..............................................          10,000         443,600
Leggett & Platt, Inc...................................          15,000         433,200
McClatchy Co...........................................           6,000         444,960
Nike, Inc..............................................           9,000         749,790
Staples, Inc...........................................          25,000         785,750
Washington Post Co.....................................             800         715,200
                                                                           ------------
                                                                              4,291,900
                                                                           ------------

CONSUMER PRODUCTS (1.4%)
Aptargroup, Inc........................................          12,000         623,760
                                                                           ------------

CONSUMER STAPLES (12. 1%)
Alberto-Culver Co......................................          10,000         478,600
Colgate-Palmolive Co...................................          16,000         834,720
Costco Wholesale Corp..................................          20,000         883,600
Hershey Foods Corp.....................................          13,000         785,980
Pepsico, Inc...........................................          16,000         848,480
Sysco Corp.............................................          25,000         895,000
W.W. Grainger, Inc.....................................          12,000         747,240
                                                                           ------------
                                                                              5,473,620
                                                                           ------------

ENERGY (6.7%)
Apache Corp............................................          12,000         734,760
BP PLC,ADR.............................................          27,000       1,684,800
Keyspan Corp...........................................          16,000         623,520
                                                                           ------------
                                                                              3,043,080
                                                                           ------------

FINANCIAL SERVICES (21.7%)
AmSouth Bancorporation.................................          20,000         519,000
Bank of America Corp...................................          18,000         793,800
Chubb Corp.............................................          12,000         951,240
Cincinnati Financial Corp..............................          18,900         824,229
Comerica, Inc..........................................          12,000         660,960
Commerce Bancshares, Inc...............................          15,750         759,150
Fannie Mae.............................................           8,000         435,600
MBNA Corp..............................................          20,000         491,000
Northern Trust Corp....................................          13,200         573,408
State Street Corp......................................          12,000         524,640
Suntrust Banks, Inc....................................          10,000         720,700
T. Rowe Price Group, Inc...............................          16,500         979,770
Wells Fargo & Co.......................................          15,000         897,000
Wilmington Trust Corp..................................          20,000         702,000
                                                                           ------------
                                                                              9,832,497
                                                                           ------------

HEALTHCARE (18.2%)
Amgen, Inc. (b)........................................          12,000         698,520
Becton, Dickinson & Co.................................          11,000         642,620
Biomet, Inc............................................          12,000         435,600
C.R. Bard, Inc.........................................          10,000         680,800
Dentsply International, Inc............................          10,000         544,100
Henry Schein, Inc. (b).................................          16,000         573,440
Hillenbrand Industry, Inc..............................           8,000         443,760
IMS Health, Inc........................................          20,000         487,800
Johnson & Johnson, Inc.................................          15,000       1,007,400
Medtronic, Inc.........................................          18,000         917,100
Novartis AG - ADR......................................          10,000         467,800
Pfizer, Inc............................................          20,000         525,400
Teva Pharmaceutical Ltd., ADR..........................          26,000         806,000
                                                                           ------------
                                                                              8,230,340
                                                                           ------------

PRODUCER PRODUCTS (1.0%)
Teleflex, Inc..........................................           9,000         460,620
                                                                           ------------

RETAIL STORES (1.1%)
TJX Cos., Inc..........................................          20,000         492,600
                                                                           ------------

TECHNOLOGY (14.5%)
3M Co..................................................          12,000       1,028,280
Adobe Systems, Inc.....................................           7,100         476,907
Applied Materials, Inc. (b)............................          25,000         406,250
Automatic Data Processing, Inc.........................          11,000         494,450
Dell, Inc. (b).........................................          16,500         633,930
Diebold, Inc...........................................          14,000         767,900
EMC Corp. (b)..........................................          16,500         203,280
Intel Corp.............................................          25,000         580,750
International Business Machines Corp...................           7,000         639,660
Jabil Circuit, Inc. (b)................................          11,000         313,720
KLA-Tencor Corp. (b)...................................           5,000         230,050
Microsoft Corp.........................................          25,000         604,250
Waters Corp. (b).......................................           5,000         178,950
                                                                           ------------
                                                                              6,558,377
                                                                           ------------

TRANSPORTATION (2.1%)
United Parcel Service, Inc. Class B....................          13,000         945,620
                                                                           ------------

TOTAL COMMON STOCKS
(COST $36,233,450).....................................                      44,276,204
                                                                           ------------

INVESTMENT COMPANIES (2.2%)

Fifth Third Institutional Government Money
    Market Fund - Institutional Class..................         994,796         994,796
                                                                           ------------
TOTAL INVESTMENT COMPANIES
 (COST $994,796).......................................                         994,796
                                                                           ------------

TOTAL INVESTMENTS
(COST $37,228,246) (a) - 100.0%........................                      45,271,000
Other assets in excess of liabilities - 0.0%...........                          16,060
                                                                           ------------
NET ASSETS - 100.0%....................................                    $ 45,287,060
                                                                           ============

 Percentages indicated are based on net assets of $45,287,060.
 (a) At March 31, 2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation........................    $  9,470,903
Unrealized depreciation........................      (1,428,149)
                                                   ------------
Net unrealized appreciation....................    $  8,042,754
                                                   ============

(b) Represents non-income producing security.
ADR -American Depositary Receipt

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                   WALDEN SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31,2005

ASSETS:
Investments, at value (cost $37,228,246) ..............                     $  45,271,000
Interest and dividends receivable .....................                            62,003
Prepaid expenses ......................................                             3,841
                                                                            -------------
   Total Assets .......................................                        45,336,844

LIABILITIES:
Accrued expenses and  other liabilities:
  Investment Adviser ..................................       $  26,895
  Administration ......................................             742
  Custody .............................................           1,031
  Transfer Agent ......................................           1,500
  Audit ...............................................           8,348
  Legal ...............................................           2,061
  Shareholder Report ..................................           7,793
  Other ...............................................           1,414
                                                              ---------
    Total Liabilities .................................                            49,784
                                                                            -------------

NET ASSETS ............................................                     $  45,287,060
                                                                            =============

COMPOSITION OF NET ASSETS:
Capital ...............................................                     $  39,043,579
Undistributed net investment income ...................                            89,010
Accumulated net realized losses from
  investment transactions .............................                        (1,888,283)
Unrealized appreciation from investments ..............                         8,042,754
                                                                            -------------
NET ASSETS ............................................                     $  45,287,060
                                                                            =============
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) ........................                         3,992,276
                                                                            =============
Net Asset Value, Offering Price and Redemption

  Price per share .....................................                     $       11.34
                                                                            =============

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividend...............................................                     $     744,577
                                                                            -------------
    TOTAL INVESTMENT INCOME............................                           744,577
                                                                            -------------

EXPENSES:
  Investment Adviser...................................       $ 318,108
  Administration.......................................          84,829
  Accounting...........................................           7,853
  Chief Compliance Officer.............................           4,279
  Custodian............................................          11,475
  Transfer Agency......................................          18,000
  Audit................................................           9,790
  Legal................................................           4,947
  Shareholder Reporting................................          11,085
  Other................................................          16,791
                                                              ---------
    Total expenses before fee reductions...............                           487,157
    Fees reduced by the Administrator..................                           (21,893)
    Fees reduced by the Investment Adviser.............                           (40,986)
                                                                            -------------
    NET EXPENSES.......................................                           424,278
                                                                            -------------

NET INVESTMENT INCOME..................................                           320,299
                                                                            -------------

NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment transactions........                           394,537
Change in unrealized appreciation/(depreciation)
 from investments .....................................                         1,464,860
                                                                            -------------
Net realized/unrealized gains from investments ........                         1,859,397
                                                                            -------------
CHANGE IN NET ASSETS FROM OPERATIONS ..................                     $   2,179,696
                                                                            =============

                       See Notes to Financial Statements.

FINANCIAL STATEMENTS                                   WALDEN SOCIAL EQUITY FUND

                                                                        For the year ended     For the year ended
INVESTMENT ACTIVITIES:                                                    March 31, 2005         March 31, 2004
                                                                        ------------------     ------------------
OPERATIONS:
Net investment income............................................          $    320,299           $    158,746
Net realized gains from investment transactions..................               394,537              1,191,725
Change in unrealized appreciation/(depreciation) from investments             1,464,860              7,795,313
                                                                           ------------           ------------
CHANGE IN NET ASSETS FROM OPERATIONS.............................             2,179,696              9,145,784
                                                                           ------------           ------------

DIVIDENDS:
  Net investment income..........................................              (283,800)              (134,257)
                                                                           ------------           ------------
Change in net assets from shareholder dividends..................              (283,800)              (134,257)
                                                                           ------------           ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued....................................             5,684,452              9,132,887
  Dividends reinvested...........................................               260,080                121,057
  Cost of shares redeemed........................................            (2,999,078)            (4,269,957)
                                                                           ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.............             2,945,454              4,983,987
                                                                           ------------           ------------
CHANGE IN NET ASSETS.............................................             4,841,350             13,995,514

NET ASSETS:
  Beginning of year..............................................            40,445,710             26,450,196
                                                                           ------------           ------------
  End of year....................................................          $ 45,287,060           $ 40,445,710
                                                                           ============           ============

SHARE TRANSACTIONS:
  Issued.........................................................               510,786                931,495
  Reinvested.....................................................                22,576                 11,674
  Redeemed.......................................................              (269,969)              (425,842)
                                                                           ------------           ------------
CHANGE IN SHARES.................................................               263,393                517,327
                                                                           ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME..............................          $     89,010           $     52,511
                                                                           ============           ============

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                   WALDEN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the year indicated.

                                                           For the        For the        For the        For the       For the
                                                          year ended    year ended     year ended      year ended    year ended
                                                        March 31,2005  March 31,2004  March 31,2003  March 31,2002  March 31,2001
                                                        -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR ...................    $    10.85    $     8.24      $    10.26     $     9.49     $    10.60
                                                          ----------    ----------      ----------     ----------     ----------

INVESTMENT ACTIVITIES:
  Net investment income ..............................          0.08          0.04            0.04           0.04           0.03
  Net realized and unrealized gains/(losses) from
   investment transactions ...........................          0.48          2.61           (2.02)          0.77          (1.10)
                                                          ----------    ----------      ----------     ----------     ----------
  Total from investment activities ...................          0.56          2.65           (1.98)          0.81          (1.07)
                                                          ----------    ----------      ----------     ----------     ----------

DIVIDENDS:
  Net investment income ..............................         (0.07         (0.04)          (0.04)         (0.04)         (0.04)
                                                          ----------    ----------      ----------     ----------     ----------
  Total dividends ....................................         (0.07         (0.04)          (0.04)         (0.04)         (0.04)
                                                          ----------    ----------      ----------     ----------     ----------

NET ASSET VALUE, END OF YEAR .........................    $    11.34    $    10.85      $     8.24     $    10.26     $     9.49
                                                          ==========    ==========      ==========     ==========     ==========

TOTAL RETURN .........................................          5.18%        32.14%         (19.34%)         8.53%        (10.12%)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of year (000's) ..................    $   45,287    $   40,446      $   26,450     $   25,616     $   21,366
  Ratio of net expenses to average net assets ........          1.00%         1.00%           1.00%          1.00%          1.00%
  Ratio of net investment income to average net assets          0.75%         0.45%           0.48%          0.35%          0.33%
  Ratio of expenses to average net assets (a) ........          1.15%         1.16%           1.18%          1.18%          1.19%
  Portfolio turnover .................................         15.89%        22.33%          16.10%         22.42%         45.26%

----------
(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually,a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

     Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Walden Social Balanced Fund and Walden Social Equity Fund have capital loss carry forwards of $864,666 and $1,885,358, respectively, available to offset future gains, if any, which are broken down by expiration date as follows. Accordingly, no provision for federal income tax is required.

                                 AMOUNT        EXPIRES
                               ----------      -------
Walden Social Balanced Fund    $  229,751        2010
                                  571,189        2011
                                   63,726        2012

Walden Social Equity Fund         556,846        2010
                                1,328,512        2011

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser" or "Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except for the Chief Compliance Officer ("CCO"). The Administrator provides an employee to serve as the CCO for the Funds including providing certain related services, for which it receives an additional fee. For the year ended March 31, 2005, the Administrator received $27,344 for its services as the Funds CCO.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2005, the Investment Adviser reimbursed fees in the amount of $42,393 and $40,986 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively. As of March 31, 2005, the Investment Advisor may recoup $126,776 and $113,907 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2005, BISYS Ohio voluntarily waived fees in the amount of $13,424 and $21,893 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2005, totaled:

                                         PURCHASES                   SALES
                                        ----------                ----------
Walden Social Balanced Fund             $6,672,535                $5,095,866
Walden Social Equity Fund                9,001,065                 6,626,854

5.   OTHER FEDERAL INCOME TAX INFORMATION:

     The tax character of dividends paid during the years ended March 31, 2005 and 2004 for the Walden Social Balanced and Walden Social Equity Fund, were as follows:

WALDEN SOCIAL BALANCED                      2005                    2004
----------------------                    --------                --------
Ordinary Income                           $311,994                $313,402
Long Term Capital Gains                          0                       0
                                          --------                --------
                                          $311,994                $313,402
                                          ========                ========

WALDEN SOCIAL EQUITY                        2005                    2004
--------------------                      --------                --------
Ordinary Income                           $283,800                $134,257
Long Term Capital Gains                          0                       0
                                          --------                --------
                                          $283,800                $134,257
                                          ========                ========

     As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                 WALDEN SOCIAL BALANCED  WALDEN SOCIAL EQUITY
                                 ----------------------  --------------------
Undistributed Ordinary Income          $   84,997             $    89,010
Capital Loss Carry Forward               (864,666)             (1,885,358)
Unrealized Appreciation                 3,226,509               8,039,829
                                       ----------             -----------
Accumlated Earnings                    $2,446,840             $ 6,243,481
                                       ==========             ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred.

                                    Continued

Notes to Financial Statements                                     March 31, 2005

6.   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED):

     As a shareholder of the Boston Trust (Walden) Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust (Walden) Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

     ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses.You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                       BEGINNING ACCOUNT           ENDING             EXPENSE PAID         EXPENSE RATIO
                                             VALUE             ACCOUNT VALUE         DURING PERIOD*        DURING PERIOD
                                            10/1/04               3/31/05           10/1/04 - 3/31/05    10/1/04 - 3/31/05
                                       -----------------       -------------        -----------------    -----------------
Walden Social Balanced Fund               $1,000.00             $1,043.30                 $5.09                 1.00%
Walden Social Equity Fund                  1,000.00              1,058.60                  5.13                 1.00%

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.

                                         BEGINNING ACCOUNT          ENDING            EXPENSE PAID          EXPENSE RATIO
                                               VALUE             ACCOUNT VALUE        DURING PERIOD*        DURING PERIOD
                                              10/1/04               3/31/05         10/1/04 - 3/31/05     10/1/04 - 3/31/05
                                         -----------------       -------------      -----------------     -----------------
Walden Social Balanced Fund                  $1,000.00            $1,019.95               $5.04                 1.00%
Walden Social Equity Fund                     1,000.00             1,019.95                5.04                 1.00%

7.   TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

     The Boston Trust (Walden) Funds invested, as a percentage of net assets, in the following industries as of March 31, 2005.

     WALDEN SOCIAL BALANCED FUND

      SECURITY ALLOCATION                     PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                NET ASSETS
-------------------------------               -------------
U.S. Government Obligations                      24.4%
Health Care                                      13.6%
Financial Services                               12.8%
Technology                                       12.2%
Consumer Staples                                  7.8%
Basic Materials                                   6.3%
Consumer Cyclicals                                5.1%
Investment Companies                              4.8%
Energy                                            3.5%
Producer Products                                 1.9%
Capital Goods                                     1.8%
Transportation                                    1.3%
Consumer Products                                 1.2%
Certificates of Deposit                           1.2%
Municipal Obligations                             0.7%
Food Products                                     0.6%
Retail Stores                                     0.6%
                                                 ----
Total                                            99.8%
                                                 ====

     WALDEN SOCIAL EQUITY FUND

      SECURITY ALLOCATION                       PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                   NET ASSETS
-------------------------------                 -------------
Financial Services                                  21.7%
Health Care                                         18.2%
Technology                                          14.5%
Consumer Staples                                    12.1%
Consumer Cyclicals                                   9.5%
Energy                                               6.7%
Basic Materials                                      5.7%
Investment Companies                                 2.2%
Transportation                                       2.1%
Capital Goods                                        2.0%
Communication Services                               1.8%
Consumer Products                                    1.4%
Retail Stores                                        1.1%
Producer Products                                    1.0%
                                                   -----
Total                                              100.0%
                                                   =====

8.   OTHER INFORMATION (UNAUDITED):

     A description of the policies and procedures that the Funds' use to determine how to vote proxies related to portfolio securities is available
     (I) without charge, upon request, by calling 1-800-282-8782 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-282-8782 and
     (ii) on the Commission's website at http://www.sec.gov.

     Schedules of Portfolio Investments for the periods ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2005

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND BOSTON TRUST INVESTMENT MANAGEMENT, INC. (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration.This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 17,2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement.The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds.The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds.The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective.They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services.The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted.The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice.The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds.The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board, in addition, reviewed and discussed with representatives of the Adviser the manner in which the Adviser utilizes the services of its affiliate, Walden Asset Management, to assist the Adviser with the implementation of the socially responsible investment guidelines that it employs in connection with each of the Funds, which services include shareholder advocacy, proxy voting and other social initiatives for the Adviser, and they reviewed the manner in which the Adviser compensates its affiliate from its own resources for such services.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process.The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration.The Board members also took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited to 1.00% of each respective Fund's average daily net assets, which the Board noted benefits shareholders in each of the Funds.The Board members took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement and maintain fees at 1.00% of average daily nets assets for each of the Funds for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Walden Social Balanced Fund and the Walden Social Equity Fund of The Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Walden Social Balanced Fund and Walden Social Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the two years ended March 31, 2002 were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and Walden Social Equity Fund as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 29, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)                March 31,2005

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.


                                                                                    NUMBER OF FUNDS          OTHER
                        POSITIONS(s)  TERM OF OFFICE**                              IN FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS            HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(s)      OVERSEEN BY           HELD BY
     AGE                 THE FUNDS      TIME SERVED      DURING PAST FIVE YEARS         TRUSTEE             TRUSTEE
---------------------  -------------  ----------------  --------------------------  ---------------  ---------------------
INTERESTED TRUSTEES*

Walter B. Grimm        Trustee        Since 1996        From June 1992 to present,        16         American Performance
3435 Stelzer Road                                       employee of BISYS Fund                       Funds; Legacy Funds
Columbus, Ohio 43219                                    Services.                                    Group; Performance
Age: 59                                                                                              Funds Trust; Variable
                                                                                                     Insurance Funds

R. Jeffrey Young       President and  Since 1999        From 1993 to present,             16         N/A
3435 Stelzer Road      Chairman of                      employee of BISYS Fund
Columbus, Ohio 43219   the Board                        Service.
Age: 40                of Trustees

INDEPENDENT TRUSTEES

Maurice G. Stark       Trustee        Since 1992        Retired.                          16         Variable Insurance
3435 Stelzer Road                                                                                    Funds
Columbus, Ohio 43219
Age: 69

Michael M.Van Buskirk  Trustee        Since 1992        From June 1991 to                 16         Variable Insurance
3435 Stelzer Road                                       present, employee                            Funds
Columbus, Ohio 43219                                    of and currently
Age: 58                                                 President of The
                                                        Ohio Bankers'
                                                        League (trade
                                                        association)

Dianne Armstrong       Trustee        Since 2004        From August 2003                  16         N/A
3435 Stelzer Road                                       to present,
Columbus, Ohio 43219                                    Principal of King
Age: 40                                                 Dodson Armstrong
                                                        Financial
                                                        Advisors, Inc.;
                                                        from April 2000
                                                        to August 2003,
                                                        Director of
                                                        Financial
                                                        Planning,
                                                        Hamilton Capital
                                                        Management.

OFFICERS WHO ARE NOT TRUSTEES

Chris Sabato           Treasurer      Since 2004        From February
3435 Stelzer Road                                       1993 to present,
Columbus, Ohio 43219                                    employee of BISYS
Age: 36                                                 Fund Services.

Timothy Bresnahan      Secretary      Since 2005        From February
3435 Stelzer Road                                       2005 to present,
Columbus, Ohio 43219                                    employee of BISYS
Age: 36                                                 Fund Services;
                                                        from March 2004
                                                        to February 2005,
                                                        employee of the
                                                        law firm of
                                                        Greenberg
                                                        Traurig; from
                                                        October to March
                                                        2004, employee of
                                                        Deutsche Bank
                                                        Asset Management,
                                                        Inc.; from
                                                        September, 2001
                                                        to February,
                                                        2003, Associate
                                                        of the law firm
                                                        Goodwin Procter,
                                                        L.L.P.

Alaina V. Metz         Assistant      Since 1995        From June 1995 to
3435 Stelzer Road      Secretary                        present, employee
Columbus, Ohio 43219                                    of BISYS Fund
Age: 36                                                 Services.

George L. Stevens      Chief          Since 2004        From September
3435 Stelzer Road      Compliance                       1996 to present,
Columbus, Ohio 43219   Officer                          employee of BISYS
Age: 54                                                 Fund Services.

* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

                       This page intentionally left blank.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775J Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

INVESTMENT ADVISOR

SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is for the information of shareholders of The Shelby Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

                             [THE SHELBY FUNDS LOGO]

                                SMC CAPITAL, INC.
                               INVESTMENT ADVISOR

                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 MARCH 31, 2005

                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

MESSAGE FROM THE INVESTMENT ADVISOR                             The Shelby Funds

Dear Shareholder:                                                   May 10, 2005

In our previous Annual Letter to Shareholders, we outlined our case for a continued market recovery, arguing that the economy was in the mid-stages of a recovery that we predicted would evolve throughout the remainder of 2004. While the markets did indeed finish 2004 on a strong note, stocks stumbled in the first quarter of 2005 and were in negative territory at the end of the first quarter. Concerns over rising energy prices, further interest rate hikes, inflation and margins seem to dominate investor sentiment of late. While we appreciate these concerns, we believe investors may prove to have been overly anxious in recent months.

For the twelve-month period ending March 31, 2005, the Shelby Large Cap Fund returned -.77% versus 6.69% for the S&P 500. The fund was negatively affected by overweights in the financial and technology sectors during this period. Furthermore, lack of exposure in the energy and utility sectors posed a challenge to relative performance.

The Shelby Fund Class Y returned -1.67% for the twelve-month period ending March 31, 2005 versus 6.69% for the S&P 500. The Shelby Fund was also impacted by low exposure to the energy sector as well as the underperformance of XM Satellite Radio (XMSR, -19.40%), one of the Fund' s largest holdings, after a strong run-up in the year ended 3/31/04.

Given the deceleration in earnings growth, rising short-term interest rates, and stubbornly high energy prices, the market' s pause in the first quarter of 2005 was not surprising. However, we can foresee a time when these factors will subside. We believe the Fed's tightening cycle will end by this fall, and oil prices will fall back into a $45-$50 range sometime this summer. In addition, equity valuations do not seem extended. Taken together, these factors suggest to us that equities remain the asset class of choice, and that the higher probability is to the upside.

Sincerely,

/s/ Darrell R. Wells    /s/ Holland N. McTyeire, IV, CFA    /s/ Brian S. Stivers
--------------------    --------------------------------    --------------------
Darrell R. Wells        Holland N. McTyeire, IV, CFA        Brian S. Stivers

The Shelby Funds

                                 The Shelby Fund
                         Value of a $10,000 Investment**
                                (Class Y Shares)

                              [PERFORMANCE GRAPH]

                              [PLOT POINTS TO COME]

Past performance is not predictive of future results.

This chart shows the impact of market changes on a theoretical $10,000 invested in The Shelby Fund on 3/31/95, compared to the same theoretical $10,000 invested in the S&P 500 and Russell 2000.

                             AVERAGE ANNUAL RETURN**

                                                                   SINCE
                                    1 YEAR   5 YEAR    10 YEAR   INCEPTION
                                    ------   -------   -------   ---------
The Shelby Fund Class A (no load)   -1.79%   -13.27%   5.72%     10.73%      (1/1/1981)
The Shelby Fund Class A*            -6.49%   -14.11%   5.21%     10.51%      (1/1/1981)
The Shelby Fund Class Y             -1.67%   -13.09%   5.96%     11.00%      (1/1/1981)

*     Reflects 4.75% sales charge.

** The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. The Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected. Certain fees of the Fund are currently being waived and/or reimbursed. If not for these waivers/reimbursements performance would have been lower.

                                                                The Shelby Funds

The performance of The Shelby Fund is measured against the Standard & Poor's 500 Index (the Fund's primary benchmark), an unmanaged index generally representative of the U.S. stock market as a whole, and the Russell 2000 Index, an unmanaged index representative of the performance of a basket of 2000 mid-cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services Limited Partnership.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, COMMONWEALTH BANK & TRUST CO. OR ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The Shelby Funds

                            The Shelby Large Cap Fund
                         Value of a $10,000 Investment**
                                (Class A Shares)*

                              [PERFORMANCE GRAPH]

                              [PLOT POINTS TO COME]

             Past performance is not predictive of future results.

This chart shows the impact of market changes on a theoretical $10,000 invested in The Shelby Large Cap Fund on 10/1/95, compared to the same theoretical $10,000 invested in the S&P 500.

                             AVERAGE ANNUAL RETURN**

                                                                  SINCE
                                              1 YEAR   5 YEAR   INCEPTION
                                              ------   ------   ---------
The Shelby Large Cap Fund Class A (no load)   -0.77%   -5.70%      8.61%    (10/1/1995)
The Shelby Large Cap Fund Class A*            -5.49%   -6.61%      8.06%    (10/1/1995)

*     Reflects 4.75% sales charge.

** The quoted performance of The Shelby Large Cap Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on September 10, 2001. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. The Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected. Certain fees of the Fund are currently being waived and/or reimbursed. If not for these waivers/reimbursements performance would have been lower.

                                                                The Shelby Funds

The performance of The Shelby Large Cap Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services Limited Partnership.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, COMMONWEALTH BANK & TRUST CO. OR ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

                   Report of Registered Public Accounting Firm
                                     PAGE 7

                                 THE SHELBY FUND

                       Statement of Assets and Liabilities
                                     PAGE 8

                             Statement of Operations
                                     PAGE 9

                       Statements of Changes in Net Assets
                                     PAGE 10

                        Schedule of Portfolio Investments
                                     PAGE 11

                            THE SHELBY LARGE CAP FUND

                       Statement of Assets and Liabilities
                                     PAGE 13

                             Statement of Operations
                                     PAGE 14

                       Statements of Changes in Net Assets
                                     PAGE 15

                        Schedule of Portfolio Investments
                                     PAGE 16

                          Notes to Financial Statements
                                     PAGE 18

                              Financial Highlights
                                     PAGE 22

                            Supplemental Information
                                     PAGE 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         The Shelby Funds

The Board of Trustees and Shareholders of the Shelby Fund and the Shelby Large Cap Fund of the Coventry Group

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Shelby Fund and the Shelby Large Cap Fund of the Coventry Group (a Massachusetts business trust) (collectively "the Funds") as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years in the period ended March 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated May 15, 2002.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shelby Fund and the Shelby Large Cap Fund of the Coventry Group as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      Ernst & young LLP

Columbus, Ohio
May 13,2005

THE COVENTRY GROUP
THE SHELBY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005

ASSETS:
Investments, at value (cost $8,207,421) ......................................................   $ 10,036,673
Repurchase agreements, at cost ...............................................................      1,231,081
Cash .........................................................................................        136,441
Interest and dividends receivable ............................................................         10,434
Receivable from investments sold .............................................................        653,881
Prepaid expenses and other assets ............................................................          6,019
                                                                                                 ------------
          Total Assets .......................................................................     12,074,529
                                                                                                 ------------
LIABILITIES:
Accrued expenses and other payables:
     Investment advisory fees ................................................................          3,226
     Administration fees .....................................................................            201
     Distribution fees .......................................................................            163
     Transfer agent ..........................................................................          8,365
     Trustee fees ............................................................................            482
     Chief Compliance Officer fees ...........................................................          2,843
     Other ...................................................................................         22,244
                                                                                                 ------------
          Total Liabilities ..................................................................         37,524
                                                                                                 ------------
NET ASSETS:                                                                                      $ 12,037,005
                                                                                                 ============
Capital ......................................................................................   $ 19,984,887
Accumulated net realized losses from investment transactions .................................     (9,777,134)
Unrealized appreciation from investments .....................................................      1,829,252
                                                                                                 ------------
          Net Assets .........................................................................   $ 12,037,005
                                                                                                 ============
Class Y Shares
     Net Assets ..............................................................................   $ 11,290,241
     Shares outstanding ......................................................................      1,367,880
     Net asset value, redemption and offering price per share ................................   $       8.25
                                                                                                 ============
Class A Shares
     Net Assets ..............................................................................   $    746,764
     Shares outstanding ......................................................................         90,939
     Net asset value and redemption price per share ..........................................   $       8.21
                                                                                                 ============
     Maximum Sales Charge ....................................................................           4.75%
     Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
        value adjusted to the nearest cent) ..................................................   $       8.62
                                                                                                 ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE COVENTRY GROUP
THE SHELBY FUND

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
      Dividends.................................................................   $   132,778
      Interest..................................................................        14,239
                                                                                   -----------
           Total Investment Income .............................................       147,017
                                                                                   -----------
EXPENSES:
     Investment advisory........................................................       153,827
     Administration ............................................................        30,766
     Distribution -- Class A ...................................................         1,964
     Accounting ................................................................        49,477
     Custodian .................................................................         2,420
     Transfer agent ............................................................        52,268
     Professional fees .........................................................        27,838
     Trustee fees ..............................................................           862
     Chief Compliance Officer fees .............................................         7,294
     Other .....................................................................        17,096
                                                                                   -----------
           Total expenses before waivers .......................................       343,812
           Expenses waived by Administrator ....................................        (7,692)
           Expenses waived by Investment Advisor ...............................        (7,381)
                                                                                   -----------
           Net expenses ........................................................       328,739
                                                                                   -----------
Net Investment Loss ............................................................      (181,722)
                                                                                   -----------
REALIZED/UNREALIZED GAINS/LOSSES FROM INVESTMENTS:
Net realized gains from investment transactions ................................     2,270,153
Change in unrealized appreciation/depreciation from investments ................    (2,503,335)
                                                                                   -----------
Net realized/unrealized losses from investments ................................      (233,182)
                                                                                   -----------
Change in net assets resulting from operations .................................   $  (414,904)
                                                                                   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED      YEAR ENDED
                                                                                 MARCH 31,       MARCH 31,
                                                                                   2005            2004
                                                                              --------------   ------------
OPERATIONS:
    Net investment loss ...................................................   $    (181,722)   $  (266,259)
    Net realized gain from investment transactions ........................       2,270,153        687,553
    Change in unrealized appreciation/(depreciation) from investments .....      (2,503,335)     5,435,362
                                                                              -------------    -----------
Change in net assets resulting from operations ............................        (414,904)     5,856,656
                                                                              -------------    -----------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
    Proceeds from shares issued ...........................................         406,197      1,219,732
    Cost of shares redeemed ...............................................      (6,995,276)    (4,802,341)
                                                                              -------------    -----------
Class Y capital transactions ..............................................      (6,589,079)    (3,582,609)
                                                                              -------------    -----------
CLASS A SHARES
    Proceeds from shares issued ...........................................          40,677         35,620
    Cost of shares redeemed ...............................................        (121,293)       (36,531)
                                                                              -------------    -----------
Class A capital transactions ..............................................         (80,616)          (911)
                                                                              -------------    -----------
Change in net assets from capital transactions ............................      (6,669,695)    (3,583,520)
                                                                              -------------    -----------
Change in net assets ......................................................      (7,084,599)     2,273,136
NET ASSETS:
    Beginning of year .....................................................      19,121,604     16,848,468
                                                                              -------------    -----------
    End of period .........................................................   $  12,037,005    $19,121,604
                                                                              =============    ===========
SHARE TRANSACTIONS:
CLASS Y SHARES
    Issued ................................................................          49,164        164,379
    Redeemed ..............................................................        (860,810)      (633,269)
                                                                              -------------    -----------
Change in Class Y Shares ..................................................        (811,646)      (468,890)
                                                                              =============    ===========
CLASS A SHARES
    Issued ................................................................           4,905          4,817
    Redeemed ..............................................................         (15,039)        (4,796)
                                                                              -------------    -----------
Change in Class A Shares ..................................................         (10,134)            21
                                                                              =============    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

 SHARES
   OR
PRINCIPAL                   SECURITY                     VALUE
 AMOUNT                    DESCRIPTION                     $
---------    --------------------------------------   -----------
COMMON STOCKS (79.8%):
     3,000   Alcon, Inc. ..........................       267,870
     3,000   C.H. Robinson Worldwide, Inc. ........       154,590
     2,000   Capital One Financial Corp. ..........       149,540
    10,000   Circuit City Stores, Inc. ............       160,500
     3,000   Coach, Inc.(b)........................       169,890
    10,000   Comcast Corp., Special Class A(b).....       334,000
    10,000   Commerce Bancorp, Inc. ...............       324,700
    15,000   Cox Radio, Inc., Class A(b)...........       252,150
     5,000   EnCana Corp. .........................       352,100
     6,000   Four Seasons Hotels, Inc. ............       424,200
    10,000   Genentech, Inc.(b)....................       566,100
     6,000   Immucor, Inc.(b)......................       181,140
     9,000   International Game Technology.........       239,940
     3,000   Investors Financial Services Corp.....       146,730
    10,000   Juniper Networks, Inc.(b).............       220,600
    10,000   Lamar Advertising Co. (b).............       402,900
     4,000   Landstar System, Inc.(b)..............       131,000
     6,600   LMI Aerospace, Inc.(b)................        35,772
     5,000   Luxottica Group S.p.A.--ADR...........       102,000
       500   Markel Corp.(b).......................       172,605
     6,400   Martek Biosciences Corp.(b)...........       372,416
     1,000   Moody's Corp. ........................        80,860
     8,000   Plains Exploration & Production
               Co.(b)..............................       279,200
    20,000   PMC-Sierra, Inc.(b)...................       176,000
    10,000   Providian Financial Corp.(b)..........       171,600
    14,000   S.Y. Bancorp, Inc. ...................       308,000
     2,500   Sepracor, Inc.(b).....................       143,525
    20,000   Sinclair Broadcast Group, Inc.,
               Class A.............................       160,600
     7,500   Starbucks Corp.(b)....................       387,450
    20,000   Stolt Offshore S.A.--ADR(b)...........       157,200
    10,000   Terex Corp.(b)........................       433,000
     5,000   Texas Capital Bancshares, Inc.(b).....       105,000
    10,000   Texas Instruments, Inc. ..............       254,900
     2,000   Toro Co. .............................       177,000
     2,000   USG Corp.(b)..........................        66,320
    10,000   Xilinx, Inc. .........................       292,300
    15,000   XM Satellite Radio Holdings, Inc.,
               Class A(b)..........................       472,500
    10,000   Zimmer Holdings, Inc.(b)..............       778,100
                                                      -----------
 Total Common Stocks                                    9,604,298
                                                      -----------

PREFERRED STOCKS (3.6%):
     7,500   Emmis Communications Corp., Class A...       329,250
     2,500   Sinclair Broadcasting Group, Inc......       103,125
                                                      -----------
 Total Preferred Stocks                                   432,375
                                                      -----------

REPURCHASE AGREEMENTS (10.2%):
$1,231,081   Fifth Third Bank, 2.05%, 4/1/05,
             dated 3/31/05, with a maturity
             value of $1,231,151 (fully
             collateralized by U.S. Government
             Securities)...........................     1,231,081
                                                      -----------
 Total Repurchase Agreements                            1,231,081
                                                      -----------
 Total Investments
   (Cost $9,438,502)(a)--93.6%                         11,267,754
 Other assets in excess of liabilities--6.4%              769,251
                                                      -----------
 NET ASSETS--100%                                     $12,037,005
                                                      ===========

----------------
Percentages indicated are based on net assets as of March 31, 2005.

(a) Cost for federal income tax purposes is $9,475,676. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation .........  $2,322,488
Unrealized depreciation .........    (530,410)
                                   ----------
Net unrealized appreciation .....  $1,792,078
                                   ==========

(b)   Represents non-income producing security.

ADR--American Depositary Receipt

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

Percentages indicated are based on total investments as of March 31, 2005. (Unaudited)

INDUSTRY DIVERSIFICATION                 PERCENT
------------------------                 -------
Advertising ...........................     3.6%
Aerospace .............................     0.3%
Banks .................................     6.5%
Biotechnology .........................     8.3%
Broadcasting/Cable ....................    14.8%
Casinos & Gambling ....................     2.1%
Communications Equipment ..............     2.0%
Construction & Building Materials .....     0.6%
Financial Services ....................     4.9%
Healthcare Equipment & Supplies .......     9.4%
Hotels ................................     3.8%
Insurance .............................     1.5%
Machinery .............................     5.4%
Medical Products/Supplies .............     2.4%
Oil & Gas Exploration, Production, &
  Services ............................     7.0%
Pharmaceuticals .......................     1.3%
Restaurants ...........................     3.4%
Retail ................................     2.9%
Repurchase Agreements .................    10.9%
Semiconductors ........................     6.4%
Transportation Services ...............     2.5%
                                          -----
   Total Investments ..................   100.0%
                                          =====

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005

ASSETS:
Investments, at value (cost $12,963,260) ............................................   $ 15,207,350
Repurchase agreements, at cost ......................................................        119,627
Interest and dividends receivable ...................................................         14,575
Receivable from investments sold ....................................................         12,980
Prepaid expenses and other assets ...................................................          2,953
                                                                                        ------------
        Total Assets ................................................................     15,357,485
                                                                                        ------------
LIABILITIES:
Payable for capital shares redeemed .................................................         15,000
Payable for investments purchased ...................................................          8,738
Accrued expenses and other payables:
    Investment advisory fees ........................................................          9,379
    Administration fees .............................................................            253
    Distribution fees ...............................................................          3,310
    Transfer agent ..................................................................          3,560
    Trustee fees ....................................................................            513
    Chief Compliance Officer fees ...................................................          2,938
    Other ...........................................................................         29,303
                                                                                        ------------
        Total Liabilities ...........................................................         72,994
                                                                                        ------------
NET ASSETS:                                                                             $ 15,284,491
                                                                                        ============
Capital .............................................................................   $ 16,284,182
Accumulated net realized losses from investment transactions ........................     (3,243,781)
Unrealized appreciation from investments ............................................      2,244,090
                                                                                        ------------
        Net Assets ..................................................................   $ 15,284,491
                                                                                        ============
        Shares outstanding ..........................................................      1,481,714
        Net asset value and redemption price per share ..............................   $      10.32
                                                                                        ============
Maximum Sales Charge ................................................................           4.75%
    Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
      value adjusted to the nearest cent) ...........................................   $      10.83
                                                                                        ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
   Dividends ......................................................  $ 349,108
   Interest .......................................................      1,373
                                                                     ---------
       Total Investment Income ....................................    350,481
                                                                     ---------
EXPENSES:
   Investment advisory ............................................    158,101
   Administration .................................................     37,201
   Distribution ...................................................     46,500
   Accounting .....................................................     39,914
   Custodian ......................................................      6,948
   Transfer agent .................................................     19,898
   Professional fees ..............................................     36,821
   Trustee fees ...................................................      1,026
   Chief Compliance Officer fees ..................................      8,644
   Other ..........................................................     18,902
                                                                     ---------
       Total expenses before waivers ..............................    373,955
       Expenses waived by Administrator ...........................     (9,300)
       Expenses waived by Investment Advisor ......................     (1,875)
                                                                     ---------
       Net expenses ...............................................    362,780
                                                                     ---------
Net Investment Loss ...............................................    (12,299)
                                                                     ---------
REALIZED/UNREALIZED GAINS/LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions ..................   (193,730)
Change in unrealized appreciation/depreciation from investments ...     94,360
                                                                     ---------
Net realized/unrealized losses from investments ...................    (99,370)
                                                                     ---------
Change in net assets resulting from operations ....................  $(111,669)
                                                                     =========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED      YEAR ENDED
                                                                             MARCH 31,       MARCH 31,
                                                                               2005            2004
                                                                           ------------    ------------
OPERATIONS:
    Net investment loss ................................................   $    (12,299)   $    (33,652)
    Net realized losses from investment transactions ...................       (193,730)     (1,418,017)
    Change in unrealized appreciation/(depreciation) from investments ..         94,360       6,886,733
                                                                           ------------    ------------
Change in net assets resulting from operations..........................       (111,669)      5,435,064
                                                                           ------------    ------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued ........................................        905,184       3,200,671
    Cost of shares redeemed ............................................     (6,464,091)     (7,753,170)
                                                                           ------------    ------------
Change in net assets from capital transactions .........................     (5,558,907)     (4,552,499)
                                                                           ------------    ------------
Change in net assets ...................................................     (5,670,576)        882,565
NET ASSETS:
    Beginning of year ..................................................     20,955,067      20,072,502
                                                                           ------------    ------------
    End of period ......................................................   $ 15,284,491    $ 20,955,067
                                                                           ============    ============
SHARE TRANSACTIONS:
    Issued .............................................................         88,062         338,135
    Redeemed ...........................................................       (621,128)       (774,392)
                                                                           ------------    ------------
Change in shares .......................................................       (533,066)       (436,257)
                                                                           ============    ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

 SHARES
   OR
PRINCIPAL                             SECURITY                                   VALUE
 AMOUNT                              DESCRIPTION                                   $
---------    -----------------------------------------------------------      -----------
COMMON STOCKS (99.5%):
   2,600     3M Co......................................................          222,794
   5,000     AFLAC, Inc.................................................          186,300
   3,700     Allstate Corp..............................................          200,022
   6,750     American International Group, Inc..........................          374,018
   5,900     Amgen, Inc.(b).............................................          343,439
   3,800     Anheuser-Busch Cos., Inc...................................          180,082
   8,600     Applied Materials, Inc.(b).................................          139,750
  11,600     Bank of America Corp.......................................          511,559
   4,825     Bank of New York Co., Inc..................................          140,166
   5,750     Bed Bath & Beyond, Inc.(b).................................          210,105
   2,800     Best Buy Co., Inc..........................................          151,228
   2,663     Cardinal Health, Inc.......................................          148,595
   4,400     Chico's FAS, Inc.(b).......................................          124,344
  14,835     Cisco Systems, Inc.(b).....................................          265,399
  15,000     Citigroup, Inc.............................................          674,100
   2,900     Colgate-Palmolive Co.......................................          151,293
   2,450     Computer Sciences Corp.(b).................................          112,333
   1,700     Costco Wholesale Corp......................................           75,106
   3,733     D.R. Horton, Inc...........................................          109,153
   4,900     Dell, Inc.(b)..............................................          188,258
   3,300     Donaldson Co., Inc.........................................          106,524
   2,100     eBay, Inc.(b)..............................................           78,246
   1,700     Emerson Electric Co........................................          110,381
     600     FedEx Corp.................................................           56,370
   5,600     First Data Corp............................................          220,136
   1,700     Fortune Brands, Inc........................................          137,071
   1,350     General Dynamics Corp......................................          144,518
  19,875     General Electric Co........................................          716,693
   1,600     Gillette Co................................................           80,768
   2,100     GlaxoSmithKline PLC -- ADR.................................           96,432
   4,900     Health Management Associates, Inc., Class A................          128,282
   2,900     Henry Schein, Inc.(b)......................................          103,936
  10,625     Home Depot, Inc............................................          406,300
   2,182     Illinois Tool Works, Inc...................................          195,354
  16,868     Intel Corp.................................................          391,844
   4,600     International Business Machines Corp.......................          420,348
   3,400     International Game Technology..............................           90,644
   8,019     Johnson & Johnson..........................................          538,556
   1,000     Lexmark International, Inc.(b).............................           79,970
   6,100     Lowe's Cos., Inc...........................................          348,249
   9,700     MBNA Corp..................................................          238,135
   5,100     McDonald's Corp............................................          158,814
   7,042     Medtronic, Inc.............................................          358,789
  16,564     Microsoft Corp.............................................          400,352
   3,900     Motorola, Inc..............................................           58,383
   4,700     National City Corp.........................................          157,450
   6,008     Nokia Corp. -- ADR.........................................           92,703
   2,500     Northern Trust Corp........................................          108,600
   7,700     Oracle Corp. (b)...........................................           96,096
   4,500     PepsiCo, Inc...............................................          238,635
  23,900     Pfizer, Inc................................................          627,853
   5,400     Procter & Gamble Co........................................          286,200
   5,500     QUALCOMM, Inc..............................................          201,575
   2,900     Sherwin-Williams Co........................................          127,571
   4,300     Staples, Inc...............................................          135,149
   4,500     State Street Corp..........................................          196,740
   3,500     Stryker Corp...............................................          156,135
   6,900     SYSCO Corp.................................................          247,020
   6,249     Target Corp................................................          312,575
   2,450     United Technologies Corp...................................          249,067
   8,443     Wachovia Corp..............................................          429,833
   9,600     Wal-Mart Stores, Inc.......................................          481,055
   4,930     Walgreen Co................................................          218,991
   3,850     Washington Mutual, Inc.....................................          152,075
   6,400     Wells Fargo & Co...........................................          382,720
   1,750     Zimmer Holdings, Inc.(b)...................................          136,168
                                                                              -----------
 Total Common Stocks                                                           15,207,350
                                                                              ===========

REPURCHASE AGREEMENTS (0.8%):
$119,627     Fifth Third Bank, 2.05%, 4/1/05, dated 3/31/05,
              with a maturity value of $119,634 (fully
              collateralized by U.S. Government Securities).............          119,627
                                                                              -----------
  Total Repurchase Agreements                                                     119,627
                                                                              -----------
  Total Investments
    (Cost $13,082,887)(a) --  100.3%                                           15,326,977
  Other liabilities in excess of assets -- (0.3)%                                 (42,486)
                                                                              -----------
  NET ASSETS -- 100%                                                          $15,284,491
                                                                              ===========

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

----------

Percentages indicated are based on net assets as of March 31, 2005.

(a) Cost for federal income tax purposes is $13,099,164. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation....................   $ 3,112,119

Unrealized depreciation....................      (884,306)
                                              -----------
Net unrealized appreciation................   $ 2,227,813
                                              ===========

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

Percentages indicated are based on total investments as of March 31, 2005. (Unaudited)

INDUSTRY DIVERSIFICATION                                      PERCENT
------------------------                                      -------
Aerospace/Defense......................................          2.6%
Air Freight & Logistics................................          0.4%
Asset Management.......................................          1.3%
Banks..................................................         11.4%
Beverages..............................................          2.7%
Biotechnology..........................................          2.2%
Casinos & Gambling.....................................          0.6%
Communications Equipment...............................          4.0%
Computer Hardware......................................          4.0%
Computers & Peripherals................................          0.5%
Cosmetics/Personal Care................................          0.5%
Electronic Components..................................          0.7%
Financial Services.....................................          6.9%
Food Products & Services...............................          1.6%
Healthcare -- Distributors.............................          1.6%
Healthcare Equipment & Supplies........................          4.2%
Homebuilding...........................................          0.7%
Household Products.....................................          2.9%
Housewares and Specialties.............................          0.9%
Industrial Conglomerates...............................          6.1%
Insurance..............................................          5.0%
Machinery -- Industrial................................          2.0%
Medical -- Hospitals...................................          0.8%
Pharmaceuticals........................................          8.2%
Restaurants............................................          1.0%
Retail.................................................         17.0%
Retail -- Internet.....................................          0.5%
Repurchase Agreements..................................          0.8%
Semiconductors.........................................          3.5%
Services -- Data Processing............................          2.2%
Systems Software.......................................          3.2%
                                                               -----
    Total Investments..................................        100.0%
                                                               =====

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                                  MARCH 31, 2005

1. ORGANIZATION:

   The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Group offers multiple separate series, each with its own investment objective. The accompanying financial statements are for The Shelby Fund and The Shelby Large Cap Fund (collectively, the "Funds" and individually, a "Fund"), two series within the Group. The other funds of the Group are not included herein.

   As of March 31, 2005, the Funds are authorized to sell three classes of shares, namely Class Y shares, Class A shares and Class B shares. Class B shares of the Funds and Class Y Shares of The Shelby Large Cap Fund have not been offered for sale as of March 31, 2005. Each Class A and Class Y shares of the Funds represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

   Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

      Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR's"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. Investments for which market quotations are not readily available are valued at fair value using guidelines adopted by the Board of Trustees. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                                  MARCH 31, 2005

      SHARE VALUATION:

      The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for financial reporting.

      REPURCHASE AGREEMENTS:

      The Funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers which SMC Capital, Inc., (the "Advisor") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian or another qualified custodian. Under the terms of a repurchase agreement, the Funds would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price.

      DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions from net investment income, if any, are declared and paid semi-annually by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually by the Funds.

      Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                                  MARCH 31, 2005

      FEDERAL INCOME TAXES:

      It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes.

      EXPENSE ALLOCATION:

      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to all the Funds on the basis of relative net asset of each fund or on another reasonable basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net asset, except that each class separately bears expenses related specifically to that class, such as distribution fees.

3. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended March 31, 2005 were as follows:

                                                        PURCHASES       SALES
                                                       -----------   -----------
The Shelby Fund.....................................   $ 8,238,456   $15,590,939
The Shelby Large Can Fund...........................   $ 1,858,975   $ 7,261,722

4. RELATED PARTY TRANSACTIONS:

   Investment advisory services are provided to the Funds by the Advisor. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees computed based on an annual percentage of 1.00% of the average daily net assets of The Shelby Fund and 0.85% of the average daily net assets of The Shelby Large Cap Fund. For the year ended March 31, 2005, the Advisor waived fees for The Shelby Fund and The Shelby Large Cap Fund in the amounts of $7,381 and $1,875, respectively. Effective March 1, 2005, the Funds are subject to an expense limitation agreement pursuant to which the Advisor has agreed to limit the total fund operating expenses of the Shelby Class Y shares to 1.50%, and both the Shelby and Shelby Large Cap Class A shares to 1.75% of its average daily net assets.

   The Funds have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Funds' total fund operating expenses to exceed 1.50% of its average daily net assets for the Shelby Class Y shares, and 1.75% for both the Shelby and Shelby Large Cap Class A shares, and the repayment is made within three years after the year in which the Advisor incurred the expense.

   BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees, except for the Chief Compliance

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                                  MARCH 31, 2005

   Officer ("CCO"), are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the Administration Agreement, BISYS Ohio is entitled to receive fees computed based on an annual percentage of 0.20% of the average daily net assets of the Funds. For the year ended March 31, 2005, BISYS Ohio waived fees for The Shelby Fund and The Shelby Large Cap Fund in the amounts of $7,692 and $9,300, respectively. BISYS Ohio provides an employee to serve as the CCO for the Funds including providing certain related services, for which it receives an additional fee.

   BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS Ohio's fees are computed on the basis of the number of shareholders and average daily net assets, respectively, plus out-of-pocket expenses.

   BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' distributor and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-l under the 1940 Act under which the Class A and Class B shares of the Funds may directly incur or reimburse BISYS for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS is entitled to receive commissions on sales of shares of the Funds. For the period ended March 31, 2005, BISYS received $0 from commissions earned on the sale of Class A Shares.

5. FEDERAL INCOME TAX INFORMATION:

   As of March 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                             UNDISTRIBUTED                              ACCUMULATED                        TOTAL
                              UNDISTRIBUTED    LONG-TERM                                  CAPITAL       UNREALIZED      ACCUMULATED
                                ORDINARY        CAPITAL     ACCUMULATED  DISTRIBUTIONS   AND OTHER     APPRECIATION/     EARNINGS/
                                 INCOME          GAINS       EARNINGS       PAYABLE       LOSSES**   (DEPRECIATION)***   (DEFICIT)
                              -------------  -------------  -----------  -------------  -----------  -----------------  -----------
The Shelby Fund.............      $ --           $ --          $ --          $ --       $(9,739,960)     $1,792,078     $(7,947,882)
The Shelby Large Cap Fund...      $ --           $ --          $ --          $ --       $(3,227,504)     $2,227,813     $  (999,691)

   **At March 31, 2005, the Funds had the following capital loss carryforwards, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the Code:

   ***The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to tax deferral of losses on wash sales.

                                                                   AMOUNT     EXPIRES
                                                                 ----------   -------
The Shelby Fund...............................................   $8,016,825     2010
                                                                 $1,187,691     2011
                                                                 $  535,444     2012
The Shelby Large Cap Fund.....................................   $  441,098     2010
                                                                 $  813,588     2011
                                                                 $  859,364     2012
                                                                 $1,113,454     2013

   Capital loss carryforward utilized for the year ended March 31, 2005 in the Shelby Fund was $2,264,017.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated:

                                                                                     CLASS Y SHARES
                                                          ---------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                            2005           2004           2003           2002           2001
                                                          ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $    8.39      $    6.13      $    7.99      $    7.75      $   20.08
                                                          ---------      ---------      ---------      ---------      ---------

OPERATIONS:
  Net investment loss..................................       (0 12)         (0.12)         (0.10)         (0.08)         (0.09)
  Net realized/unrealized gains/flosses) from
  investments and options..............................       (0.02)          2.38          (1.76)          0.32         (10.08)
                                                          ---------      ---------      ---------      ---------      ---------
Total from Operations..................................       (0.14)          2.26          (1.86)          0.24         (10.17)
                                                          ---------      ---------      ---------      ---------      ---------

DIVIDENDS:
  Net realized gains from investment transactions......          --             --             --             --          (2.16)
                                                          ---------      ---------      ---------      ---------      ---------
Total from Dividends...................................          --             --             --             --          (2.16)
                                                          ---------      ---------      ---------      ---------      ---------
Change in Net Asset Value per Share....................       (0 14)          2.26          (1.86)          0.24         (12.33)
                                                          ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD.........................   $    8.25      $    8.39      $    6.13      $    7.99      $    7.75
                                                          =========      =========      =========      =========      =========
Total Return...........................................       (1.67%)        36.87%        (23.28%)         3.10%        (53.42%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period (000).......................   $  11,290      $  18,276      $  16,229      $  23,763      $  29,248
  Ratio of net expenses to average net assets..........        2.13)          2.00%          1.99%          1.78%          1.45%
  Ratio of net investment loss to average net assets...       (1.17)         (1.38%)        (1.36%)        (0.84%)        (0.67%)
  Ratio of gross expenses to average net assets*.......        2.22%          2.05%          2.05%          1.83%          1.50%
  Portfolio turnover** ................................       58.01%         43.39%         83.54%         70.83%        284.76%

----------

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding
throughout the periods indicated:

                                                                                  CLASS A SHARES
                                                            ---------------------------------------------------------
                                                              YEAR        YEAR        YEAR        YEAR        YEAR
                                                              ENDED       ENDED       ENDED       ENDED       ENDED
                                                            MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                                              2005        2004        2003        2002        2001
                                                            ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD .....................  $    8.36   $    6.13   $    8.01   $    7.78   $   20.18
                                                            ---------   ---------   ---------   ---------   ---------
OPERATIONS:
  Net investment loss ....................................      (0.12)      (0.12)      (0.12)      (0.07)      (0.12)
  Net realized/unrealized gains/(losses) from
    investments and options ..............................      (0.03)       2.35       (1.76)       0.30      (10.12)
                                                            ---------   ---------   ---------   ---------   ---------
Total from Operations ....................................      (0.15)       2.23       (1.88)       0.23      (10.24)
                                                            ---------   ---------   ---------   ---------   ---------
DIVIDENDS:
  Net realized gains from investment transactions ........          -           -           -           -       (2.16)
                                                            ---------   ---------   ---------   ---------   ---------
Total from dividends .....................................          -           -           -           -       (2.16)
                                                            ---------   ---------   ---------   ---------   ---------
Change in Net Asset Value per Share ......................      (0.15)       2.23       (1.88)       0.23      (12.40)
                                                            ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD ....... ...................  $    8.21   $    8.36   $    6.13   $    8.01   $    7.78
                                                            =========   =========   =========   =========   =========
Total Return (excludes sales charge) .....................      (1.79%)     36.38%     (23.47%)      2.96%     (53.50%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000) ........................  $     747   $     845   $     619   $     978   $     529
  Ratio of net expenses to average net assets ............       2.38%       2.24%       2.23%       2.03%       1.72%
  Ratio of net investment loss to average net assets......      (1 40%)     (1.63%)     (1.60%)     (1.15%)     (0.86%)
  Ratio of gross expenses to average net assets*..........       2.48%       2.29%       2.28%       2.08%       1.77%
  Portfolio turnover** ...................................      58.01%      43.39%      83.54%      70.83%     284.76%

-------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding
throughout the periods indicated:

                                                                  YEAR         YEAR         YEAR        PERIOD
                                                                  ENDED        ENDED        ENDED        ENDED
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                  2005         2004         2003        2002(a)
                                                                ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD .........................  $   10.40    $    8.19    $   10.73    $   10.00
                                                                ---------    ---------    ---------    ---------
OPERATIONS:
  Net investment loss ........................................      (0.01)       (0.02)       (0.01)       (0.02)
  Net realized/unrealized gains/(losses) from investments ....      (0.07)        2.23        (2.53)        0.75
                                                                ---------    ---------    ---------    ---------
Total from Operations ........................................      (0.08)        2.21        (2.54)        0.73
                                                                ---------    ---------    ---------    ---------
Change in Net Asset Value per Share ..........................      (0.08)        2.21        (2.54)        0.73
                                                                ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ...............................  $   10.32    $   10.40    $    8.19    $   10.73
                                                                =========    =========    =========    =========
Total Return (excludes sales charge) .........................      (0.77%)      26.98%      (23.67%)       7.30%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000) ............................  $  15,284    $  20,955    $  20,073    $  24,623
  Ratio of net expenses to average net assets ................       1.95%        1.70%        1.65%        1.65%(c)
  Ratio of net investment loss to average net assets .........      (0.07%)      (0.14%)      (0.17%)      (0.43%)(c)
  Ratio of gross expenses to average net assets* .............       2.01%        1.82%        1.97%        2.04%(c)
  Portfolio turnover .........................................      10.06%       14.76%       16.58%        9.55%

-----------
(a) For the period from September 10,2001 (commencement of operations) through March 31, 2002.

(b)   Not annualized.

(c)   Annualized.

* During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                  MARCH 31, 2005

PROXY VOTING:

      A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available
      (i) without charge, upon request, by calling 800-774-3529 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-774-3529 and
      (ii) on the Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS:

      The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The information on Form N-Q is available (1) without charge, upon request, by calling 800-774-3529; (2) on the Securities and Exchange Commission's website at http://www.sec.gov; and (3) on the Securities and Exchange Commission's Public Reference Room in Washington, DC, where it may be reviewed and copied. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

EXPENSE EXAMPLE:

      As a shareholder of the Shelby Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Shelby Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

            ACTUAL EXPENSES:

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                    BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                  ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                     10/1/04         3/31/05      10/1/04 - 3/31/05   10/1/04 - 3/31/05
                                                  -------------   -------------   -----------------   -----------------
Shelby Fund...................   Class A Shares     $1,000.00       $1,043.20          $12.23               2.40%
                                 Class Y Shares      1,000.00        1,044.30           11.06               2.17%
Shelby Large Cap Fund.........   Class A Shares      1,000.00        1,027.90            9.96               1.97%

-------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                 MARCH 31, 2005

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

      The table below provides information about hypothetical account values and hypothetical expenses based on each Shelby Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING       ENDING         EXPENSE PAID      EXPENSE RATIO
                                                  ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*    DURING PERIOD
                                                     10/1/04         3/31/05      10/1/04-3/31/05   10/1/04 -3/31/05
                                                  -------------   -------------   ---------------   ----------------
Shelby Fund...................   Class A Shares     $1,000.00       $1,012.96          $12.04              2.40%
                                 Class Y Shares      1,000.00        1,014.11           10.90              2.17%
Shelby Large Cap Fund.........   Class A Shares      1,000.00        1,015.11            9.90              1.97%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

TRUSTEES AND OFFICERS:

      Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.

INTERESTED TRUSTEES*

                                                                                             NUMBER OF
                                                                                               FUNDS
                                                  TERM OF                                     IN FUND                OTHER
                                  POSITION(s)   OFFICE** AND                                  COMPLEX            DIRECTORSHIPS
                                   HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(s)      OVERSEEN               HELD
    NAME, ADDRESS AND AGE          THE FUNDS    TIME SERVED       DURING PAST FIVE YEARS     BY TRUSTEE           BY TRUSTEE
------------------------------    -----------   ------------    --------------------------   ----------    ------------------------
Walter B. Grimm ..............    Trustee       Since 1996      From June 1992 to present,       16        American Performance
 3435 Stelzer Road                                              employee of BISYS Fund                     Funds; Legacy Funds
 Columbus, Ohio 43219                                           Services.                                  Group; Performance Funds
 Age: 59                                                                                                   Trust; Variable
                                                                                                           Insurance Funds

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                 MARCH 31, 2005

                                                                                     NUMBER
                                                                                       OF
                                                                                     FUNDS
                                                                                       IN
                                              TERM OF                                 FUND
                                              OFFICE**         PRINCIPAL             COMPLEX      OTHER
                             POSITION(s)       AND           OCCUPATION(s)          OVERSEEN  DIRECTORSHIPS
                                HELD         LENGTH OF     DURING PAST FIVE            BY       HELD BY
NAME, ADDRESS AND AGE      WITH THE FUNDS   TIME SERVED          YEARS               TRUSTEE     TRUSTEE
-------------------------  ---------------  -----------  --------------------       --------  -------------
R. Jeffrey Young.........  President and    Since        From October 1993 to          16     n\a
  3435 Stelzer Road        Chairman of the  1999         present, employee of
  Columbus, Ohio 43219     Board of                      BISYS Fund Services.
  Age: 40                  Trustees

---------------
* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal.

INDEPENDENT TRUSTEES

                                                                                     NUMBER
                                                                                       OF
                                                                                     FUNDS
                                                                                       IN
                                              TERM OF                                 FUND
                                              OFFICE**            PRINCIPAL          COMPLEX           OTHER
                             POSITION(s)       AND              OCCUPATION(s)       OVERSEEN       DIRECTORSHIPS
                                HELD         LENGTH OF        DURING PAST FIVE         BY             HELD BY
NAME, ADDRESS AND AGE      WITH THE FUNDS   TIME SERVED             YEARS            TRUSTEE          TRUSTEE
-------------------------  ---------------  -----------  -------------------------  --------  -----------------------
Maurice G. Stark.........  Trustee          Since 1992   Retired.                      16     Variable Insurance Fund
  3435 Stelzer Road
  Columbus, Ohio 43219
  Age: 69

Michael M. Van Buskirk...  Trustee          Since 1992   From June 1991 to             16     Variable Insurance Funds
 3435 Stelzer Road                                       present, employee of and
 Columbus, Ohio 43219                                    currently President of
 Age: 58                                                 The Ohio Bankers' League
                                                         (trade association).

Dianne Armstrong.........  Trustee          Since 2004   From August 2003 to           16     n\a
  3435 Stelzer Road                                      present, Principal of
  Columbus, Ohio 43219                                   King Dodson Armstrong
  Age: 40                                                Financial Advisors, Inc.;
                                                         from April 2000 to August
                                                         2003, Director of
                                                         Financial Planning,
                                                         Hamilton Capital
                                                         Management.

------------
** Trustees hold their position with the Funds until their resignation or removal.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                 MARCH 31, 2005

OFFICERS WHO ARE NOT TRUSTEES

                                              TERM OF
                                             OFFICE**
                             POSITION(s)       AND
                                HELD         LENGTH OF       PRINCIPAL OCCUPATION(s)
NAME, ADDRESS AND AGE      WITH THE FUNDS   TIME SERVED       DURING PAST FIVE YEARS
-------------------------  ---------------  -----------  --------------------------------
Chris Sabato.............  Treasurer        Since 2004.  From February 1993 to present,
  3435 Stelzer Road                                      employee of BISYS Fund Services;
  Columbus, Ohio 43219
  Age: 36

Timothy Bresnahan........  Secretary        Since 2005.  From February 2005 to present,
  3435 Stelzer Road                                      Associate Counsel, BISYS Fund
  Columbus, Ohio 43219                                   Services; from March 2004 to
  Age: 36                                                February 2005, Associate of the
                                                         law firm of Greenberg Traurig;
                                                         P.A. from October to March 2004,
                                                         Legal Product Specialist,
                                                         Deutsche Bank Asset Management,
                                                         Inc.; from September, 2001 to
                                                         February, 2003, Associate of the
                                                         law firm Goodwin Procter, L.L.P.

Alaina V. Metz...........  Assistant        Since 1995.  From June 1995 to present,
  3435 Stelzer Road        Secretary                     employee of BISYS Fund Services.
  Columbus, Ohio 43219
  Age: 36

George L. Stevens........  Chief            Since 2004.  From September 1996 to present,
  3435 Stelzer Road        Compliance                    employee of BISYS Fund Services.
  Columbus, Ohio 43219     Officer and AML
  Age: 54                  Officer

-------------
** Officers hold their positions with the Funds until a successor has been duly elected and qualified.

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND SMC CAPITAL, INC. (THE "ADVISER")

   In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                 MARCH 31, 2005

   and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

   The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 17, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Advisor and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Advisor for each of the Funds was not competitive when compared to relevant benchmarks for various time periods. In addition, the Board reviewed the level of expenses applicable to the Funds and noted that the expenses were not competitive when compared to similar funds. The Board also reviewed the level of assets in the Funds and noted that they have been declining. The Board then discussed these matters with representatives of the Advisor and informed them that the situation would require their immediate attention and the Board also informed the Advisor that the Advisor would need to come up with a proposed response to the current situation involving the Funds that would serve the best interests of the shareholders of each of the Funds. In response to this request from the Board, the representatives of the Adviser indicated that they would have the Advisor undertake a thorough review of its investment advisory operations as they relate to each of the Funds in order to assess the factors that were causing the Funds' investment results to under perform on a comparative basis against relevant performance benchmarks. In addition, in response to the Board's request for attention by the Advisor to matters relating to the overall expenses of the Funds, the Advisor agreed to implement new Expense Limitation Agreements for each of the Funds in order to limit their total operating expenses with the Expense Limitation Agreements taking effect as of March 1, 2005.

   In determining whether to continue the Investment Advisory Agreement, the Board then took note of the relationship between the Advisor and the Funds. They noted the range of investment advisory services provided by the Advisor to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Advisor relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor, which was found to be consistent with industry standards, and the financial soundness of the Advisor as demonstrated by the financial information provided was also noted. The Board further reviewed the Advisor's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                 March 31, 2005

   The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Advisor's investment expertise and the investment strategies utilized by the Advisor with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Advisor their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds.

   In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board took note of the Advisor's responsiveness to the Board's concerns about the performance of the Funds and the Advisor's willingness to implement the Expense Limitation Agreement for each of the Funds. The Board also took note of the Advisor's willingness to review the ongoing viability of each of the Funds and the Advisor's agreement to report back to the Board within six months regarding the results of their review of the ongoing investment operations of each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period, subject to the Board's ongoing review of developments with respect to each of the Funds.

INVESTMENT ADVISOR
Signal Capital Management, Inc.
420 Main Street
Evansville, Indiana 47708


ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219


COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215



THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.


Federal law requires the Funds, and each of its investment advisers, to adopt procedures for voting policies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds' proxy voting policies and procedures are available without charge (i) upon request, by calling 800-468-0347, or (ii) on the U.S. Securities and Exchange Commission's web site at www.sec.gov.


STATEMENT REGARDING AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE.


The Signal Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Form
N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.


STATEMENT REGARDING AVAILABILITY OF PROXY VOTING RECORD.


Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800-468-0347, and on the Commission's website at http://www.sec.gov.


[THE SIGNAL FUNDS LOGO]


ANNUAL REPORT
MARCH 31, 2005


[SIGNAL CAPITAL MANAGEMENT LOGO]

INVESTMENT ADVISOR




SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

SIGNAL FUNDS
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

We are pleased to present the annual report for the Signal Funds. The report covers the twelve month period from April 1, 2004 to March 31, 2005 which represents the Fund's 2005 fiscal year.

Although the economy was growing strongly and inflation was virtually non-existent, these trends were overshadowed by higher energy prices and election year news centered on Presidential debates that dominated the media. In June, with the economy firmly in an up-trend, the Federal Reserve Board (the "Fed") initiated the first of a series of hikes in the fed funds rate. So far, the financial markets have taken higher short term rates in stride.


THE EQUITY MARKET
Investors spent most of the year digesting the gains from the previous year. The S&P 500(1) was range bound between 1,065 and 1,150 through the end of October. The lack of positive momentum was puzzling given that the economy was growing strongly and corporate earnings for companies in the S&P 500 were set to advance three times faster than their historical growth rate. What the market lacked in positive momentum in the earlier months of the year, it made up for in November and December by advancing over 7%. The market had clearly been worried about a John Kerry victory. Just prior to the election, President Bush seemed to be making some headway in the minds of investors. This ignited the sharp rally that continued through December. The enthusiasm for equities in the new year quickly died out and was replaced by concerns over the strength of economic growth, the lack of improvement in the labor market, and oil prices that were hitting new highs.

Not too surprisingly the Energy Sector enjoyed the best performance, rising over 44%. Rising oil and natural gas prices led to fatter profit margins at a broad range of energy related companies. In turn earnings estimates were raised and investors jumped on the bandwagon pushing prices higher. Two other cyclical sectors pasted strong gains. They were the Industrials and Materials Sectors with gains of 15% each. Earnings in both sectors were forecast to hit cyclical peaks that were substantially ahead of recent year's results. Corporate pocketbooks were being opened to fund capital spending projects. This not only helped the Industrials and Materials but also picked up some of the slack in economic growth brought about by somewhat slower consumer spending.

THE FIXED INCOME MARKET
Point to point, interest rates moved meaningfully higher. To illustrate, recall that in March of last year, the ten year Treasury Note was carrying a yield of 3.83%. A year later, the yield had climbed to 4.48%. The trip to higher yields was marked by periods of great volatility. Interest rates began a three month spike shortly into April. Eventually, the yield on the ten year Treasury Note would climb to more than 4.80%. Investors had been caught off guard by the employment report for March that was much stronger than expected. The report fueled fears of higher inflation which caused investors to sell - forcing prices down and yields up. However, by late summer, with a couple of weaker employment reports in hand, investors realized that labor market pressures weren't sufficient to lead to higher inflation. In addition, bond investors' confidence in the Fed's ability to keep inflation in check increased. The result was that interest rates fell back to levels that existed earlier in the year.

The last quarter of the fiscal year began quietly enough with interest rates in the low 4% area on the ten year Treasury Note. By this time the Fed had raised short term rates to 2.25%. The Fed had done a good job of communicating their plan to raise short term rates "at a measured pace". If bond investors didn't like the effect higher short term rates had on their portfolios, at least they were comfortable knowing what to expect. In late February, Fed chairman Greenspan made public his view that the relatively low ten year Treasury Note yield represented a "conundrum". Usually, when the Fed moves short term rates higher, longer term rates move higher as well. However, since the Fed instituted its current series of rates hikes, the yield on the ten year Treasury Note had fallen. In response to the chairman's comments, bond investors thought twice about their enthusiasm for fixed income securities. Bond investors' attitudes became decidedly less bullish. They sold bonds driving yields on the ten year Treasury Note above 4.60% near the end of March.

Sincerely,

The Signal Capital Management Team

(1) The Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investor cannot invest directly in an index.

SIGNAL FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT CONCERNS
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

--------------------------------------------------------------------------------
The Fund's performance was very good for fiscal 2005. The Fund outperformed the market in three of four quarters. For the year, the Fund's total return was 9.08% (Class I Shares) versus 6.69% for the S&P 500. According to the Lipper fund rating service, for the year ending March 31, 2005, the Signal Large Cap Growth Fund was the 11th best performing fund in the Large Cap Growth universe.(2)


The Fund's sector weighting strategy relative to the S&P 500 helped drive the good performance last year. The Fund was overweight in the Energy, Industrials, and Materials Sectors throughout the year. These three sectors represented three of the four top performing sectors for the market. While the Fund's holdings in the Energy Sector easily outperformed the overall market, they underperformed the Energy Sector. The Fund's sector underperformance was of lesser importance given the vast out performance of the Energy Sector relative to the market. A similar story is true for the Fund's Industrial Sector performance. The Fund's Industrials stocks underperformed their sector benchmark, but were well ahead of the market. The largest overweight position for the Fund was in the relatively small Materials Sector. Not only was the Fund overweighed in one of the top performing sectors, but the stock selection led to a significant sector and market out performance. Avoiding weak sectors and industries also contributed to overall performance. The Fund carried an underweight in the Financial Sector. The managers were concerned that the potential for rising short term rates and a flattening yield curve would dampen profits for the Financials. The Fund was also underweight in the Pharmaceutical Industry. This industry was beset by numerous problems from product recalls to patent expirations.+

As important as the sector weighting strategy was, good stock picking was more important. A total of 14 of the Fund's stocks that were held for the entire year posted total returns of better than 20%. The top five performing stocks were Adobe Systems, Constellation Brands, Exxon Mobil, Apache, and Florida Rock. The strong individual stock performance enabled the Fund to post good relative sector performance in many cases. This was true for the Consumer Discretionary, Consumer Staples, and Healthcare Sectors. On the other side of the coin, the Fund held just three stocks that fell over 20%. They were Cisco Systems, Pfizer, and American International Group. Cisco was a victim of tepid technology commitments in corporate capital budgets. Pfizer was the Fund's only large pharmaceutical holding. The Fund's managers believed the stock would find some traction during the year as it became more of a "value" play. We continue to believe it is one of the best of a weak group. A well publicized investigation into the sale of questionable insurance products (used to help other corporations manage risk) and accounting practices moved American International Group sharply lower toward the end of the Fund's fiscal year. The underlying business model remains intact and the Fund's managers believe the stock has been oversold.

+ The composition of the Fund's holding is subject to change.


TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------

                                              AGGREGATE             ANNUALIZED
                                  ------------------------------------------------------
                                                                               SINCE
                                                                             INCEPTION
                                   1 MONTH       3 MONTH        1 YEAR       (7/15/02)
                                  ------------------------------------------------------
CLASS I.........................   -1.68%         -0.91%         9.08%          9.44%
CLASS A
 Without Sales Charge...........   -1.73%         -1.05%         8.74%          9.10%
 With Sales Charge*.............   -6.43%         -5.73%         3.60%          7.15%
CLASS B
 Without CDSC...................   -1.77%         -1.24%         7.93%          8.33%
 With CDSC*.....................   -6.68%         -6.18%         2.95%          7.36%

S&P 500 INDEX...................   -1.77%         -2.15%         6.69%         11.68%
----------------------------------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH RECENT END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sale charge of 4.75%. Class B Shares reflects the maximum contingent deferred sales charge of 5.00%.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2005 subject to change
--------------------------------------------------------------------------------

                                                             SIGNAL LARGE CAP
                                        S&P 500                 GROWTH FUND
                                  ----------------------------------------------
AVG. MARKET CAP...................   $91 Billion              $66 Billion
LONG TERM GROWTH RATE.............       6%                       14%
BETA(1)                                 1.00                     0.92
2005 P/E RATIO(1).................      16.9                     17.0
--------------------------------------------------------------------------------

(1)PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share. BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

(2)The Lipper rankings for March 31, 2005 are based on the total number of Large Cap Funds in the Lipper Large Cap Funds category. For the one year ended March 31, 2005, the Large Cap Growth Fund ranked 17, 24 and 11 (for the Class A, B and I Shares, respectively) out of 657 funds in the Large Cap Growth category. The Lipper rankings are based on total return. Lipper Analytical Services, Inc. is an independent organization that compiles performance data on investment companies.

SIGNAL FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    Signal Large Cap Growth                            S&P 500
                                                     Fund (Class I Shares)                              Index
        7/15/2002                                             10,000                                   10,000
                                                               9,890                                    9,935
                                                               9,950                                   10,000
                                                               9,016                                    8,913
                                                               9,606                                    9,698
                                                               9,906                                   10,269
            2-Dec                                              9,425                                    9,665
                                                               9,105                                    9,412
                                                               8,924                                    9,271
                                                               9,080                                    9,361
                                                               9,551                                   10,132
                                                               9,892                                   10,666
                                                               9,909                                   10,802
                                                              10,240                                   10,992
                                                              10,541                                   11,207
                                                              10,370                                   11,088
                                                              11,012                                   11,715
                                                              11,042                                   11,818
            3-Dec                                             11,362                                   12,438
                                                              11,455                                   12,666
                                                              11,714                                   12,842
                                                              11,714                                   12,648
                                                              11,548                                   12,450
                                                              11,724                                   12,621
                                                              11,982                                   12,866
                                                              11,559                                   12,440
                                                              11,600                                   12,490
                                                              11,869                                   12,626
                                                              12,024                                   12,819
                                                              12,561                                   13,337
            4-Dec                                             12,895                                   13,791
                                                              12,761                                   13,455
                                                              12,996                                   13,738
            5-Mar                                             12,777                                   13,495

SECURITY ALLOCATION AS OF MARCH 31, 2005
(Subject to change)
LARGE CAP GROWTH FUND

                                                      PERCENTAGE OF
SECURITY ALLOCATION                                     NET ASSETS
----------------------------------------------------------------------
Financials                                                 18.3%
Information Technology                                     14.2%
Industrials                                                13.9%
Consumer Discretionary                                     12.7%
Health Care                                                11.1%
Consumer Staples                                           10.7%
Energy                                                      9.9%
Basic Materials                                             3.9%
Cash Equivalents*                                           3.6%
Utilities                                                   1.3%
Telecomm Services                                           0.4%
----------------------------------------------------------------------
Total                                                     100.0%
======================================================================

* Includes net other assets (liabilities).


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Large Cap Growth Fund is measured against the Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT CONCERNS
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.
--------------------------------------------------------------------------------


The bond market posted negative returns over the past year, driven primarily by the returns in the quarter ended March 31, 2005. Modest yields over the past twelve months were not high enough to offset price depreciation due to rising interest rates. As expected, interest rates have continued on a generally increasing trend over the past year as the Federal Open Market Committee ("FOMC") continued with an ongoing tightening phase that began in early 2004. Over the past twelve months ended March 31, 2005, the two-year treasury yield has increased 221 basis points (2.21%) and ended the quarter with a yield of 3.78%, while the five-year has increased by 139 basis points (1.39%) and had a March 31, 2005 yield of 4.17%. The yield curve continues to flatten, with the spread from overnights to a 10-year low at just 173 basis points (1.73%), down from a wide level of 380 basis points (3.80%) in May 2004. Market expectations are for a continued flat yield curve; however, there is a possibility that the long end of the curve may push out further. The FOMC has increased the overnight fed funds target eight times in the past twelve months, from 1.00% to the current 2.75% of level.


For the three- and twelve-month periods ending March 31, 2005, the Lehman Brothers Intermediate Government/Credit Index posted total returns of -0.87% and -0.32%, respectively. The Income Fund (Class I Shares) performed favorably in comparison, posting three- and twelve-month returns of -0.76% and -0.39%, respectively. The conservative duration hurt performance in first quarter of the fiscal year leading to slight underperformance on a 12-month basis. As rates have risen, we have began to push the duration, or interest rate sensitivity, out further, closer to the Fund's benchmark. In addition, the effective duration on the Fund has extended with the rise in interest rates as call features on many of the bonds have gone out of the money.+

--------------------------------------------------------------------------------

+The composition of the Fund's holding is subject to change.




TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------

                                        AGGREGATE                   ANNUALIZED
                              --------------------------------------------------
                                                                      SINCE
                                                                    INCEPTION
                                1 MONTH      3 MONTH      1 YEAR    (7/15/02)
                              --------------------------------------------------
CLASS I......................     -0.48%     -0.76%       -0.39%        3.10%
CLASS A
 Without Sales Charge........     -0.50%     -0.82%       -0.64%        2.98%
 With Sales Charge*..........     -3.72%     -4.00%       -3.84%        1.72%
CLASS B
 Without CDSC................     -0.56%     -1.00%       -1.37%        2.21%
 With CDSC*..................     -4.03%     -4.44%       -4.73%        1.33%


LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX......     -0.52%     -0.87%       -0.32%        4.36%

--------------------------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH RECENT END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2005 subject to change
--------------------------------------------------------------------------------

                                         LBIG/C           SIGNAL INCOME FUND
                                  ----------------------------------------------
AVERAGE MOD. DURATION.............        3.66                    4.22
AVERAGE MATURITY                          4.38                    5.15
AVERAGE COUPON....................        4.69                    4.99
30 DAY EFFECTIVE YIELD
 Class I..........................         N/A                    4.06%
 Class A..........................         N/A                    3.79%
 Class B..........................         N/A                    3.02%
AVERAGE CREDIT RATING
(AS RATED BY STANDARD & POOR'S)...         N/A                     AA
--------------------------------------------------------------------------------

SIGNAL FUNDS
INCOME FUND
--------------------------------------------------------------------------------
[LINE GRAPH]

                                    Signal Income          Lehman Brothers Intermediate
                                 Fund (Class I Shares)        Government Credit Index
        7/15/2002                       10,000                         10,000
                                        10,072                         10,029
                                        10,200                         10,178
                                        10,357                         10,361
                                        10,314                         10,320
                                        10,260                         10,311
            2-Dec                       10,452                         10,536
                                        10,439                         10,536
                                        10,538                         10,684
                                        10,547                         10,695
                                        10,587                         10,777
                                        10,753                         10,993
                                        10,741                         10,986
                                        10,439                         10,687
                                        10,451                         10,713
                                        10,691                         10,984
                                        10,597                         10,880
                                        10,608                         10,895
            3-Dec                       10,683                         10,990
                                        10,738                         11,062
                                        10,833                         11,175
                                        10,908                         11,262
                                        10,663                         10,995
                                        10,622                         10,945
                                        10,646                         10,978
                                        10,735                         11,071
                                        10,889                         11,256
                                        10,901                         11,275
                                        10,968                         11,351
                                        10,870                         11,248
            4-Dec                       10,949                         11,325
                                        10,985                         11,346
                                        10,918                         11,284
            5-Mar                       10,866                         11,226

SECURITY ALLOCATION AS OF MARCH 31, 2005
(Subject to change)

  INCOME FUND

                                                 PERCENTAGE OF
SECURITY ALLOCATION                                NET ASSETS
----------------------------------------------------------------------
Corporate Bonds                                       34.9%
U.S. Government Agencies                              25.8%
U.S. Treasury Obligations                             22.3%
Mortgage-Backed                                       16.6%
Asset-Backed                                           0.5%
Cash Equivalents*                                     (0.1%)
----------------------------------------------------------------------
Total                                                100.0%
======================================================================
* Includes net other assets (liabilities)


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Income Fund is measured against the Lehman Brothers Intermediate Government/Credit Index (the "LBIG/C" ) which is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maturities within a range of one to ten years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT CONCERNS
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A portion of income may be subject to some state and or local taxes and for certain investors a portion may be subject to the federal alternative minimum tax.

The Signal Tax Exempt Income Fund performed well versus its benchmark for the twelve month period ending March 31, 2005. Much of this relative performance was earned during the first quarter of 2005, as taxable and tax-exempt yield curves experienced an overall upward shift in rates. Up until that point, rates on the shorter end rose, while the rest of the yield curve remained fairly stable. The spread between Treasury and municipal yields continued to tighten this year as investors took advantage of the higher after-tax equivalent yields municipal bonds offer.

We believe the Fund is maintaining its appeal for investors seeking current income exempt from federal taxes. The Fund continues to maintain a slightly defensive posture against rising interest rates. The Fund's duration also takes into consideration the potential for increased interest rate risk as the likelihood of early calls decreases, thereby increasing the average maturity of the portfolio.+

----------
+    The composition of the Fund's holding is subject to change.

TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------

                                       AGGREGATE                       ANNUALIZED
                                 ---------------------------------------------------------
                                                                                  SINCE
                                                                                INCEPTION
                                 1 MONTH        3 MONTH         1 YEAR          (7/15/02)
                                 ---------------------------------------------------------
CLASS I......................     -0.81%         -0.75%         0.98%              3.72%
CLASS A
  Without Sales Charge.......     -0.83%         -0.81%         0.73%              3.57%
  With Sales Charge*.........     -4.09%         -4.06%        -2.51%              2.30%
CLASS B
  Without CDSC...............     -0.89%         -0.99%        -0.02%              2.77%
  With CDSC*.................     -4.35%         -4.44%        -3.41%              1.90%

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX.........     -0.83%         -1.01%         0.80%              4.23%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2005 subject to change
--------------------------------------------------------------------------------

                                        LB 7-YEAR             SIGNAL TAX-EXEMPT
                                         MUNI BOND                 INCOME FUND
--------------------------------------------------------------------------------
AVERAGE MOD. DURATION................        5.43                     4.78
AVERAGE MATURITY.....................        6.95                     5.63
AVERAGE COUPON.......................        5.16                     4.48
30 DAY EFFECTIVE YIELD
  Class 1............................         N/A                     3.55%
  Class A............................         N/A                     2.52%
  Class B............................         N/A                     3.29%
AVERAGE CREDIT RATING
(AS RATED BY STANDARD & POOR'S)......         N/A                      AA+
--------------------------------------------------------------------------------

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT FROM INCEPTION

[LINE GRAPH]

                                           Signal Tax Exempt                Lehman Brothers 7-Year
                                        Income Fund (Class I Shares)         Municipal Bond Index
        7/15/2002                               10,000                                 10,000
                                                10,056                                 10,035
                                                10,157                                 10,160
                                                10,358                                 10,361
                                                10,217                                 10,203
                                                10,146                                 10,160
            2-Dec                               10,341                                 10,391
                                                10,330                                 10,363
                                                10,472                                 10,515
                                                10,475                                 10,511
                                                10,548                                 10,581
                                                10,776                                 10,841
                                                10,735                                 10,790
                                                10,382                                 10,423
                                                10,445                                 10,518
                                                10,726                                 10,849
                                                10,664                                 10,789
                                                10,726                                 10,869
            3-Dec                               10,822                                 10,957
                                                10,864                                 11,017
                                                10,990                                 11,196
                                                10,937                                 11,100
                                                10,712                                 10,828
                                                10,700                                 10,806
                                                10,720                                 10,844
                                                10,849                                 10,961
                                                11,022                                 11,182
                                                11,064                                 11,209
                                                11,129                                 11,290
                                                11,018                                 11,183
            4-Dec                               11,128                                 11,302
                                                11,183                                 11,347
                                                11,134                                 11,282
            5-Mar                               11,044                                 11,189

STATE ALLOCATION AS OF MARCH 31, 2005
(Subject to change)
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND

                                                                  PERCENTAGE OF
STATE ALLOCATION                                                    NET ASSETS
--------------------------------------------------------------------------------

Indiana                                                                 62.9%
Wisconsin                                                                7.6%
Washington                                                               5.3%
Illinois                                                                 4.8%
Michigan                                                                 4.7%
Texas                                                                    3.0%
Missouri                                                                 2.3%
Kentucky                                                                 2.0%
North Dakota                                                             1.3%
Nevada                                                                   1.2%
California                                                               1.1%
Alabama                                                                  1.0%
Utah                                                                     0.9%
Pennsylvania                                                             0.7%
Cash Equivalents*                                                        0.7%
Georgia                                                                  0.5%
--------------------------------------------------------------------------------
Total                                                                  100.0%
================================================================================

*    Includes net other assets (liabilities).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Tax-Exempt Income Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than seven years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

THE FEDERAL FUNDS TARGET RATE IS INCREASED FROM A 45 YEAR LOW

At the start of the fiscal year, economic growth continued to move higher on the heels of improved retail sales, increased consumer confidence, and further upside surprises in the labor market. The Federal Open Market Committee ("FOMC") prepared the markets for the inevitable change in monetary stance. At the June 30, 2004 FOMC meeting, the fed funds rate was increased by 25 basis points (0.25%). This was the first increase since May of 2000.

Initially, the money market curve deeply discounted an aggressive change in FOMC policy. The money market curve steepened as investors questioned how quickly the Federal Reserve Board (the "Fed") would raise rates. However, as the economic data cooled and inflation pressures remained muted, expectations for an aggressive Fed abated. The central bank was able to remove their policy accommodation at a gradual rate throughout the year. The federal funds target rate was increased by 25 bps (0.25%) at each of the next six meetings to end the fiscal year at 2.75%.

During this year, the Fund invested in floating rate securities, which we believe is an excellent investment choice in the rising rate environment, and continued to emphasize high quality commercial paper and Federal agency discount notes. As money market rates began to move higher, the average weighted days to maturity of the Fund shortened significantly. In anticipation of further interest rate hikes, the Fund remained in the lower part of its maturity range.+

----------
+    The composition of the Fund's holding is subject to change.

TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------

                                       AGGREGATE                       ANNUALIZED
                                 ---------------------------------------------------------
                                                                                  SINCE
                                                                                INCEPTION
                                 1 MONTH        3 MONTH         1 YEAR          (7/15/02)
                                 ---------------------------------------------------------
CLASS I......................       0.19%         0.50%          1.23%             0.93%


--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

The total return set forth reflects certain expenses that were contractually reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2005 subject to change.
--------------------------------------------------------------------------------

                                                 30-DAY
                                             EFFECTIVE YIELD        7-DAY YIELD
--------------------------------------------------------------------------------

CLASS I.........................                  2.21%                2.25%


THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATIONS.

SECURITY ALLOCATION AS OF MARCH 31, 2005
(Subject to change)
--------------------------------------------------------------------------------
MONEY MARKET FUND:

                                                                  PERCENTAGE OF
SECURITY ALLOCATION                                                 NET ASSETS
--------------------------------------------------------------------------------
Commercial Paper                                                        52.0%
Repurchase Agreements                                                   24.7%
Certificates of Deposit                                                  9.2%
Mortgage-Backed                                                          9.0%
U.S. Government Agencies                                                 6.1%
Cash Equivalents*                                                       (1.0%)
--------------------------------------------------------------------------------
Total                                                                  100.0%
--------------------------------------------------------------------------------

*    Includes net other assets (liabilities).

SIGNAL FUNDS
LARGE CAP GROWTH FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

SHARES OR
PRINCIPAL                         SECURITY
AMOUNT ($)                       DESCRIPTION                           VALUE($)
--------------------------------------------------------------------------------
           COMMON STOCKS - 96.4%
           AEROSPACE/DEFENSE - 1.0%
    3,900  United Technologies Corp...............................       396,474
                                                                       ---------
           AIR FREIGHT & LOGISTICS - 1.5%
   11,300  Expeditors International of Washington, Inc............       605,115
                                                                       ---------

           BANKING - 5.7%
   18,100  Bank of America Corp...................................       798,210
   25,000  U.S. Bancorp...........................................       720,500
   10,200  Zions Bancorp..........................................       704,004
                                                                       ---------
                                                                       2,222,714
                                                                       ---------
           CHEMICALS - SPECIALTY - 0.6%
    7,200  Ecolab, Inc............................................       237,960
                                                                       ---------

           COMMUNICATIONS EQUIPMENT - 3.0%
   24,000  Cisco Systems, Inc.*...................................       429,360
   20,000  Qualcomm, Inc..........................................       733,000
                                                                       ---------
                                                                       1,162,360
                                                                       ---------

           COMPUTER HARDWARE - 1.8%
   18,000  Dell Computer Corp.*...................................       691,560
                                                                       ---------

           COMPUTERS - MEMORY DEVICES - 1.0%
   32,000  EMC Corp.*.............................................       394,240
                                                                       ---------

           CONSTRUCTION MATERIALS - 1.6%
   10,500  Florida Rock Industries, Inc...........................       617,610
                                                                       ---------

           CONSUMER FINANCE - 1.5%
   24,000  MBNA Corp..............................................       589,200
                                                                       ---------

           CONSUMER PRODUCTS - MISCELLANEOUS - 1.7%
    8,000  Fortune Brands, Inc....................................       645,040
                                                                       ---------

           CRUISE LINES - 1.2%
    8,700  Carnival Corp..........................................       450,747
                                                                       ---------

           DISTILLER & VINTNERS - 2.6%
   19,000  Constellation Brands, Inc.*............................     1,004,530
                                                                       ---------

           DIVERSIFIED FINANCIAL SERVICES - 2.3%
   19,700  Citigroup, Inc.........................................       885,318
                                                                       ---------

           DIVERSIFIED MANUFACTURING OPERATIONS - 0.7%
    7,700  Dover Corp.............................................       290,983
                                                                       ---------

           ELECTRONICS - 1.5%
    8,100  L-3 Communications Holdings, Inc.......................       575,262
                                                                       ---------

           EXCHANGE TRADED FUNDS - 0.7%
   14,000  Technology Select Sector SPDR..........................       273,840
                                                                       ---------

           FINANCE - INVESTMENT BANKERS AND BROKERS - 7.0%
    8,000  Goldman Sachs Group, Inc...............................       879,920
   20,800  J.P. Morgan Chase & Co.................................       719,680
   14,250  Legg Mason, Inc........................................     1,113,495
                                                                       ---------
                                                                       2,713,095
                                                                       ---------

           FOOD DISTRIBUTORS - 1.6%
   17,500  Sysco Corp.............................................       626,500
                                                                       ---------

SHARES OR
PRINCIPAL                         SECURITY
AMOUNT ($)                       DESCRIPTION                           VALUE($)
--------------------------------------------------------------------------------
           GENERAL MERCHANDISE  - 1.2%
    9,700  Target Corp............................................       485,194
                                                                       ---------

           GOLD MINING - 0.5%
    5,000  Newmont Mining Corp....................................       211,250
                                                                       ---------
           HEALTHCARE - EQUIPMENT - 3.3%
   13,000  Medtronic, Inc.........................................       662,350
   14,000  Stryker Corp...........................................       624,540
                                                                       ---------
                                                                       1,286,890
                                                                       ---------

           HOTELS & MOTELS - 1.4%
    9,000  Choice Hotels International, Inc.......................       557,550
                                                                       ---------

           HYPER MARKETS & SUPER CENTERS - 0.8%
    6,000  Wal-Mart Stores, Inc...................................       300,660
                                                                       ---------

           INDUSTRIAL CONGLOMERATES - 3.7%
    7,000  3M Co..................................................       599,830
   24,000  General Electric Co....................................       865,440
                                                                       ---------
                                                                       1,465,270
                                                                       ---------

           INDUSTRIAL GASES - 1.2%
    9,600  Praxair, Inc...........................................       459,456
                                                                       ---------

           INSURANCE-MULTI-LINE - 4.2%
    9,000  American International Group, Inc......................       498,690
    9,000  Wellpoint, Inc.*.......................................     1,128,150
                                                                       ---------
                                                                       1,626,840
                                                                       ---------

           INTERNET SERVICE PROVIDERS - 0.6%
    6,600  Ebay, Inc.*............................................       245,916
                                                                       ---------
           MACHINERY - INDUSTRIAL - 5.5%
   13,400  Danaher Corp...........................................       715,694
    7,200  Illinois Tool Works, Inc...............................       644,616
   10,000  Ingersoll-Rand Co. - ADR...............................       796,500
                                                                       ---------
                                                                       2,156,810
                                                                       ---------

           MEDICAL PRODUCTS - 0.9%
   10,000  Biomet, Inc............................................       363,000
                                                                       ---------

           OIL & GAS - INTEGRATED - 3.4%
   10,300  BP PLC - ADR...........................................       642,720
   11,300  Exxon Mobil Corp.......................................       673,480
                                                                       ---------
                                                                       1,316,200
                                                                       ---------

           OIL & GAS EXPLORATION SERVICES - 6.6%
   12,200  Apache Corp............................................       747,006
   12,800  Noble Energy, Inc......................................       870,656
   15,200  Smith International, Inc...............................       953,496
                                                                       ---------
                                                                       2,571,158
                                                                       ---------

           PERSONAL PRODUCTS - 2.4%
    9,000  Avon Products, Inc.....................................       386,460
    4,200  Estee Lauder Cos., Inc.................................       188,916
    7,000  Procter & Gamble Co....................................       371,000
                                                                       ---------
                                                                         946,376
                                                                       ---------

                                    continued

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005

SHARES OR
PRINCIPAL                         SECURITY
AMOUNT ($)                       DESCRIPTION                           VALUE($)
--------------------------------------------------------------------------------
           PHARMACEUTICALS - 4.1%
    5,200  Barr Laboratories, Inc.*...............................       253,916
   19,500  Caremark Rx, Inc.*.....................................       775,710
    3,500  Johnson & Johnson......................................       235,060
   13,000  Pfizer, Inc............................................       341,510
                                                                       ---------
                                                                       1,606,196
                                                                       ---------

           PREPACKAGED SOFTWARE - 1.9%
   16,000  DST Systems, Inc.*.....................................       738,880
                                                                       ---------

           RETAIL - APPAREL/SHOE - 2.6%
   22,200  Chico's Fas, Inc.*.....................................       627,372
   16,000  TJX Cos., Inc..........................................       394,080
                                                                       ---------
                                                                       1,021,452
                                                                       ---------

           RETAIL - COMPUTER/ELECTRONICS - 1.3%
    9,600  Best Buy Co., Inc......................................       518,496
                                                                       ---------

           RETAIL - DRUGS - 1.2%
   10,900  Walgreen Co............................................       484,178
                                                                       ---------

           RETAIL - HOME IMPROVEMENT - 2.7%
   18,800  Lowe's Cos., Inc.......................................     1,073,292
                                                                       ---------

           SEMICONDUCTORS - 1.7%
   28,500  Intel Corp.............................................       662,055
                                                                       ---------

           SOFT DRINKS - 2.2%
   16,000  PepsiCo, Inc...........................................       848,480
                                                                       ---------

           SYSTEMS SOFTWARE - 4.3%
   15,000  Adobe Systems, Inc.....................................     1,007,550
   12,000  Microsoft Corp.........................................       290,040
   10,000  SAP AG - ADR...........................................       400,800
                                                                       ---------
                                                                       1,698,390
                                                                       ---------

SHARES OR
PRINCIPAL                         SECURITY
AMOUNT ($)                       DESCRIPTION                           VALUE($)
--------------------------------------------------------------------------------
           TELEPHONE - INTEGRATED - 0.4%
    4,200  Verizon Communications.................................       149,100
                                                                       ---------

           UTILITIES - ELECTRIC - 1.3%
   12,400  FPL Group, Inc.........................................       497,860
                                                                       ---------

           TOTAL COMMON STOCKS
              (cost - $29,142,481)................................    37,673,497
                                                                      ----------

           INVESTMENT COMPANIES - 2.9%
1,137,198  Huntington Money Market Fund - Trust Class.............     1,137,198
                                                                       ---------

           TOTAL INVESTMENT COMPANIES
              (cost - $1,137,198).................................     1,137,198
                                                                       ---------

           TOTAL INVESTMENTS - 99.3%
              (cost - $30,279,679)**..............................    38,810,695
                                                                      ==========

--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $39,086,867.
*    Non-income producing securities.

** Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

           Unrealized appreciation................................    $8,985,694
           Unrealized depreciation................................      (454,678)
                                                                      ----------
           Net unrealized appreciation............................    $8,531,016
                                                                      ==========

      ADR - American Depositary Receipt
     SPDR - Standard & Poor's Depositary Receipt's





                       See notes to financial statements.

SIGNAL FUNDS
INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                        RATE             DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS - 34.9%
           AEROSPACE/DEFENSE - 0.8%
  750,000  General Dynamics Corp..................................         4.50%           8/15/10                742,708
                                                                                                               ----------

           BANKING - 7.4%
  500,000  Bank of America Corp...................................         5.38            6/15/14                507,987
  500,000  Credit Suisse First Boston USA, Inc....................         4.63            1/15/08                502,251
1,000,000  Credit Suisse First Boston USA, Inc....................         6.13           11/15/11              1,060,946
  105,000  First Union National Bank, BKNT........................         5.80            12/1/08                109,500
  300,000  MBNA Bank..............................................         5.38            1/15/08                305,934
  500,000  MBNA Bank..............................................         6.13             3/1/13                527,451
  500,000  U.S. Bancorp...........................................         5.10            7/15/07                509,891
  750,000  U.S. Bancorp...........................................         3.95            8/23/07                746,612
  455,000  U.S. Bancorp...........................................         5.70           12/15/08                471,793
1,000,000  Washington Mutual Bank.................................         5.50            1/15/13              1,020,501
1,000,000  Washington Mutual Bank.................................         5.65            8/15/14              1,017,371
  500,000  Wells Fargo Co.........................................         3.50             4/4/08                486,805
                                                                                                               ----------
                                                                                                                7,267,042
                                                                                                               ----------

           BEVERAGES - 0.2%
  180,000  Coca-Cola Enterprises, Inc.............................         5.38            8/15/06                182,956
                                                                                                               ----------

           BREWERY - 0.5%
  500,000  Anheuser Busch.........................................         4.70            4/15/12                497,420
                                                                                                               ----------

           COMPUTER HARDWARE - 0.7%
  110,000  Hewlett-Packard Co.....................................         7.15            6/15/05                110,843
  500,000  Hewlett-Packard Co.....................................         5.75           12/15/06                512,706
  100,000  International Business Machines Corp...................         4.88            10/1/06                101,337
                                                                                                               ----------
                                                                                                                  724,886
                                                                                                               ----------

           DEPARTMENT STORES   0.8%
  750,000  Target Corp............................................         5.88             3/1/12                791,759
                                                                                                               ----------

           ELECTRIC & ELECTRONIC EQUIPMENT - 1.3%
1,300,000  General Electric Co....................................         5.00             2/1/13              1,298,111
                                                                                                               ----------

           FINANCIAL SERVICES - 13.3%
  125,000  Alliance Capital Management............................         5.63            8/15/06                127,200
  500,000  American General Finance Corp..........................         4.00            3/15/11                474,962
  100,000  Associates Corp., MTN..................................         7.55            7/17/06                104,264
  500,000  Associates Corp........................................         6.88           11/15/08                539,554
  500,000  Boeing Capital Corp....................................         5.80            1/15/13                523,378
  400,000  CIT Group, Inc.........................................         5.00            2/13/14                393,111
  750,000  Countrywide Financial..................................         4.25           12/19/07                743,127
  157,000  Ford Motor Credit Co...................................         5.05            4/20/05                157,053
  625,000  Ford Motor Credit Co...................................         6.13             1/9/06                630,704
  345,000  General Electric Capital Corp., MTN....................         6.13            2/22/11                368,551
   75,000  Goldman Sachs Group, Inc...............................         6.88            1/15/11                 81,806
  500,000  Goldman Sachs Group, Inc...............................         5.70             9/1/12                514,750
  400,000  Goldman Sachs Group, Inc...............................         5.15            1/15/14                393,879
  250,000  Household Finance Corp.................................         8.00            7/15/10                285,992
  500,000  Household Finance Corp.................................         4.75            7/15/13                486,781
  300,000  International Lease Finance Corp.......................         5.63             6/1/07                307,846
  500,000  International Lease Finance Corp.......................         4.75            1/13/12                484,654
   20,000  J.P. Morgan & Co., Inc.................................         5.75           10/15/08                 20,738
  155,000  J.P. Morgan & Co., Inc., MTN...........................         6.00            1/15/09                162,082
  395,000  J.P. Morgan Chase Bank.................................         6.13            11/1/08                414,865
  500,000  J.P. Morgan Chase & Co.................................         5.75             1/2/13                519,588
  500,000  J.P. Morgan Chase & Co.................................         5.25             5/1/15                498,047
  500,000  Morgan Stanley.........................................         3.63             4/1/08                488,270

                                    continued

SIGNAL FUNDS
INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
  400,000  Morgan Stanley.........................................         4.25%           5/15/10                390,035
1,450,000  Morgan Stanley.........................................         4.75             4/1/14              1,380,572
1,000,000  Prudential Financial, Inc..............................         4.50            7/15/13                954,977
  500,000  SLM Corp...............................................         5.38            1/15/13                514,827
  500,000  SLM Corp...............................................         5.38            5/15/14                505,857
  500,000  Verizon Global Funding Corp............................         4.00            1/15/08                493,757
                                                                                                               ----------
                                                                                                               12,961,227
                                                                                                               ----------

           FOOD PRODUCTS & SERVICES - 0.4%
  140,000  Campbell Soup Co.......................................         6.90           10/15/06                145,339
  300,000  Kraft Foods, Inc.......................................         4.00            10/1/08                294,149
                                                                                                               ----------
                                                                                                                  439,488
                                                                                                               ----------

           INSURANCE - 1.5%
1,000,000  Everest Reinsurance Holding............................         5.40           10/15/14                985,187
  500,000  GE Global Insurance....................................         6.45             3/1/19                511,226
                                                                                                               ----------
                                                                                                                1,496,413
                                                                                                               ----------

           INSURANCE/LIFE - 0.6%
  513,000  Lincoln National Corp..................................         6.50            3/15/08                544,878
                                                                                                               ----------

           INVESTMENT MANAGEMENT AND ADVISORY SERVICES - 0.5%
  500,000  FMR Corp.*.............................................         4.75             3/1/13                491,165
                                                                                                               ----------

           MEDICAL - DRUGS - 1.9%
  800,000  Bristol-Meyers Squibb Co...............................         5.75            10/1/11                835,589
1,000,000  Wyeth..................................................         5.50             2/1/14              1,016,686
                                                                                                               ----------
                                                                                                                1,852,275
                                                                                                               ----------

           PRINTING & PUBLISHING - 0.9%
  630,000  New York Times Co., MTN................................         6.95           11/18/09                687,483
  155,000  Tribune Co., MTN.......................................         5.50            10/6/08                159,890
                                                                                                               ----------
                                                                                                                  847,373
                                                                                                               ----------

           REAL ESTATE OPERATION/DEVELOPMENT - 0.3%
  350,000  EOP Operating Limited Partnership......................         4.75            3/15/14                328,211
                                                                                                               ----------

           RESTAURANTS - 0.3%
  280,000  McDonald's Corp........................................         6.00            4/15/11                297,788
                                                                                                               ----------

           RETAIL - 0.2%
  200,000  Sherwin-Williams Co....................................         6.85             2/1/07                208,942
                                                                                                               ----------

           SEMICONDUCTOR EQUIPMENT - 0.4%
  400,000  Applied Materials, Inc.................................         7.00             9/6/05                405,871
                                                                                                               ----------

           TELECOMMUNICATIONS - 1.1%
1,000,000  Verizon New York, Inc..................................         6.88             4/1/12              1,090,013
                                                                                                               ----------

           UTILITIES - ELECTRIC - 1.8%
   95,000  National Rural Utilities...............................         6.00            5/15/06                 97,120
  950,000  National Rural Utilities...............................         3.25            10/1/07                922,915
  200,000  Tennessee Valley Authority, Series A...................         5.63            1/18/11                210,026
  500,000  Union Electric Co......................................         6.75             5/1/08                530,730
                                                                                                               ----------
                                                                                                                1,760,791
                                                                                                               ----------

           TOTAL CORPORATE BONDS (cost-$34,444,234)...............                                             34,229,317
                                                                                                               ----------

           U.S. GOVERNMENT AGENCIES - 42.8%
  230,000  Fannie Mae.............................................         6.55            9/12/05                233,560
  350,000  Fannie Mae, MTN........................................         6.89            4/25/06                361,267
  300,000  Fannie Mae.............................................         5.25            6/15/06                304,997
  400,000  Fannie Mae.............................................         7.13            3/15/07                423,137
1,000,000  Fannie Mae.............................................         3.63            7/27/07                989,093
1,000,000  Fannie Mae.............................................         4.00             9/2/08                985,545

                                    continued

SIGNAL FUNDS
INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
  250,000  Fannie Mae.............................................         5.25%           1/15/09                257,666
  500,000  Fannie Mae, Callable 11/30/07 @ 100....................         4.00           11/30/09                488,979
  200,000  Fannie Mae.............................................         4.25            7/28/10                195,778
  150,000  Fannie Mae.............................................         6.25             2/1/11                160,280
1,000,000  Fannie Mae, Callable 6/9/05 @ 100......................         4.55             3/9/11                984,620
  750,000  Fannie Mae.............................................         5.38           11/15/11                778,480
  100,000  Fannie Mae.............................................         5.25             8/1/12                101,347
  300,000  Fannie Mae, Callable 10/15/05 @ 100....................         5.00            4/15/13                297,391
  500,000  Fannie Mae.............................................         4.63           10/15/14                489,489
  500,000  Fannie Mae, Callable 5/6/05 @ 100......................         5.31            11/3/14                497,140
  714,728  Fannie Mae.............................................         4.50            6/25/33                703,022
  620,767  Fannie Mae.............................................         5.00            3/25/34                623,167
  500,000  Federal Farm Credit Bank, MTN..........................         5.87             9/2/08                524,542
  500,000  Federal Farm Credit Bank, Callable 6/15/05 @ 100 ......         4.75            6/15/09                498,450
  420,000  Federal Farm Credit Bank...............................         5.81            1/10/11                444,874
  750,000  Federal Farm Credit Bank, Callable 11/29/06 @ 100......         4.65           11/29/11                739,340
  500,000  Federal Farm Credit Bank...............................         4.60            1/17/12                496,691
  250,000  Federal Farm Credit Bank, Callable 5/3/05 @ 100........         5.22           10/20/14                247,920
  250,000  Federal Home Loan Bank, Series L-06....................         5.82            1/11/06                254,227
  250,000  Federal Home Loan Bank.................................         2.07             6/2/06                245,068
  285,000  Federal Home Loan Bank, Series TV06....................         4.88           11/15/06                289,280
  925,000  Federal Home Loan Bank, Series HS07....................         6.20           10/10/07                971,237
  500,000  Federal Home Loan Bank, Callable 10/17/05 @ 100........         3.25           10/17/07                489,788
  500,000  Federal Home Loan Bank, Callable 5/13/05 @ 100.........         4.05            8/13/08                495,871
1,065,000  Federal Home Loan Bank, Series 100.....................         5.80             9/2/08              1,114,977
  325,000  Federal Home Loan Bank, Series 8D08....................         5.25           11/14/08                334,709
  875,000  Federal Home Loan Bank.................................         5.49           12/22/08                911,586
  500,000  Federal Home Loan Bank.................................         4.75            5/26/09                500,571
  400,000  Federal Home Loan Bank, Callable 7/30/05 @ 100.........         4.28           10/30/09                395,688
  550,000  Federal Home Loan Bank.................................         4.00            4/22/10                537,913
  100,000  Federal Home Loan Bank, Series 1N11....................         6.00            5/13/11                107,531
1,000,000  Federal Home Loan Bank, Callable 2/16/07 @ 100.........         4.75            2/16/12                987,407
  500,000  Federal Home Loan Bank.................................         5.00            2/21/12                497,991
1,000,000  Federal Home Loan Bank, Callable 06/20/05 @ 100........         6.00            6/20/12              1,005,585
  200,000  Federal Home Loan Bank, Callable 7/29/05 @ 100.........         4.00           10/29/13                198,491
  500,000  Federal Home Loan Bank.................................         4.25            1/30/15                496,248
1,000,000  Federal Home Loan Bank, Callable 4/20/06 @ 100.........         5.74            4/20/15              1,007,677
  500,000  Federal Home Loan Bank, Callable 5/11/05 @ 100.........         5.65            3/22/19                495,416
  500,000  Federal Home Loan Bank, Callable 11/4/09 @ 100.........         5.30            11/4/19                490,383
  500,000  Federal Home Loan Bank, Callable 12/27/06 @ 100........         5.85           12/27/19                500,824
  400,000  Freddie Mac**..........................................         2.09            4/12/05                399,670
1,000,000  Freddie Mac............................................         7.00            7/15/05              1,011,152
  500,000  Freddie Mac**..........................................         2.80             8/9/05                494,457
  245,000  Freddie Mac............................................         6.78            8/18/05                248,533
  200,000  Freddie Mac............................................         6.80            8/22/05                202,976
  500,000  Freddie Mac............................................         3.00            5/26/06                495,461
  500,000  Freddie Mac............................................         3.25            3/14/08                484,927
   50,000  Freddie Mac............................................         5.75            4/15/08                 52,191
  500,000  Freddie Mac............................................         3.05           12/26/08                477,989
  750,000  Freddie Mac, Callable 6/1/05 @ 100.....................         4.85            12/1/09                750,743
  723,840  Freddie Mac............................................         3.75            4/15/11                724,281
1,000,000  Freddie Mac............................................         6.25             3/5/12              1,028,942
  750,000  Freddie Mac, Callable 11/5/07 @ 100....................         5.25            11/5/12                746,363
1,500,000  Freddie Mac............................................         4.80            7/30/13              1,457,348
  500,000  Freddie Mac............................................         5.13             8/6/13                496,909
  500,000  Freddie Mac, Callable 11/7/05 @ 100....................         5.13            11/7/13                499,562

                                    continued

SIGNAL FUNDS
INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------
2,500,000  Freddie Mac, Callable 1/30/07 @ 100....................         5.00%           1/30/14              2,467,214
  500,000  Freddie Mac, Callable 10/27/06 @ 100...................         5.00           10/27/14                492,080
  750,000  Freddie Mac............................................         5.00           11/13/14                744,975
1,500,000  Freddie Mac............................................         5.00            1/15/19              1,506,552
  439,824  Freddie Mac............................................         4.75            3/15/22                437,992
1,458,800  Freddie Mac............................................         5.00            8/15/27              1,462,411
  793,445  Freddie Mac, Series 2664...............................         5.00            4/15/30                775,979
  404,838  Freddie Mac............................................         5.50           10/15/31                409,442
                                                                                                               ----------

           TOTAL U.S. GOVERNMENT AGENCIES (cost - $42,308,738)....                                             42,023,392
                                                                                                               ----------

           U.S. TREASURY NOTES - 22.4%
  550,000  U.S. Treasury Notes....................................         6.50            5/15/05                552,449
  200,000  U.S. Treasury Notes....................................         6.50            8/15/05                202,594
  525,000  U.S. Treasury Notes....................................         5.88           11/15/05                533,408
  700,000  U.S. Treasury Notes....................................         5.63            2/15/06                713,699
  700,000  U.S. Treasury Notes....................................         6.88            5/15/06                725,512
1,150,000  U.S. Treasury Notes....................................         6.50           10/15/06              1,198,022
  150,000  U.S. Treasury Notes....................................         6.25            2/15/07                156,785
  325,000  U.S. Treasury Notes....................................         6.63            5/15/07                343,421
  400,000  U.S. Treasury Notes....................................         6.13            8/15/07                420,516
2,000,000  U.S. Treasury Notes....................................         3.00           11/15/07              1,956,561
  500,000  U.S. Treasury Notes....................................         3.00            2/15/08                487,324
  775,000  U.S. Treasury Notes....................................         5.50            2/15/08                808,028
  650,000  U.S. Treasury Notes....................................         5.63            5/15/08                681,256
  500,000  U.S. Treasury Notes....................................         3.38           11/15/08                488,789
  340,000  U.S. Treasury Notes....................................         4.75           11/15/08                348,155
  300,000  U.S. Treasury Notes....................................         3.13            4/15/09                289,301
  300,000  U.S. Treasury Notes....................................         3.88            5/15/09                297,469
3,000,000  U.S. Treasury Notes....................................         3.63            1/15/10              2,928,164
  750,000  U.S. Treasury Notes....................................         3.50            2/15/10                727,940
  700,000  U.S. Treasury Notes....................................         5.00            8/15/11                727,234
  200,000  U.S. Treasury Notes....................................         4.88            2/15/12                206,523
  500,000  U.S. Treasury Notes....................................         4.38            8/15/12                501,172
1,750,000  U.S. Treasury Notes....................................         4.00           11/15/12              1,708,438
  200,000  U.S. Treasury Notes....................................         4.75            5/15/14                203,750
  500,000  U.S. Treasury Notes....................................         4.25            8/15/14                490,313
2,750,000  U.S. Treasury Notes....................................         4.25           11/15/14              2,693,173
1,600,000  U.S. Treasury Notes....................................         4.00            2/15/15              1,537,250
                                                                                                               ----------

           TOTAL U.S. TREASURY NOTES (cost - $21,941,447).........                                             21,927,246
                                                                                                               ----------

           INVESTMENT COMPANIES - 0.1%
   51,158  Huntington Money Market Fund - Trust Class.............                                                 51,158
                                                                                                               ----------

           TOTAL INVESTMENT COMPANIES (cost - $51,158)............                                                 51,158
                                                                                                               ----------

           TOTAL INVESTMENTS - 100.2% (cost - $98,745,577)***.....                                             98,231,113
                                                                                                               ==========

--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $98,022,659.

* 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

** Discount Note. The rate shown is the effective yield at the time of purchase.

*** Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

           Unrealized appreciation................................                                             $  870,395
           Unrealized depreciation................................                                             (1,384,859)
                                                                                                               ----------
           Net unrealized depreciation............................                                             $ (514,464)
                                                                                                               ==========

BKNT - Bank Note
MTN - Medium Term Note

                       See notes to financial statements.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BONDS - 99.3%
           ALABAMA - 1.0%
  210,000  Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured
           by: AMBAC..............................................         4.00%            8/1/14                211,113
                                                                                                               ----------

           CALIFORNIA - 1.1%
  250,000  La Mirada California Redevelopment Agency, Callable
           8/15/14 @ 100, Insured by: FSA.........................         4.25            8/15/19                247,998
                                                                                                               ----------

           GEORGIA - 0.5%
  100,000  Athens Georgia Student Housing Authority Revenue,
           Callable 12/1/12 @ 100, Insured by: AMBAC..............         4.00            12/1/14                101,115
                                                                                                               ----------

           ILLINOIS - 4.8%
  200,000  Du Page County Illinois High School District, Series A,
           GO, Callable 12/1/07 @ 100.............................         5.05            12/1/14                207,068
  500,000  Illinois State, GO, Callable 9/1/06 @ 102, Insured by:
           FGIC...................................................         5.10             9/1/08                527,039
  300,000  Northlake Illinois, Series A, GO, Callable 12/1/08 @
           100, Insured by: AMBAC.................................         5.00             6/1/14                315,723
                                                                                                               ----------
                                                                                                                1,049,830
                                                                                                               ----------

           INDIANA - 62.9%
  200,000  Blackford County Indiana School Building Corp.,
           Callable 7/15/06 @ 101, Insured by: AMBAC..............         5.00            7/15/11                207,406
  260,000  Bloomington Indiana Municipal Facilities Corp.,
           Callable 2/1/08 @ 101..................................         4.80             8/1/12                268,596
  200,000  Carmel Indiana Redevelopment Authority, Insured by:
           MBIA...................................................         4.25             8/1/11                207,398
  380,000  Center Grove Indiana Building Corp., Insured by: FGIC..         3.50            1/15/11                379,198
  150,000  Clarksville Indiana High School Building Corp.,
           Callable 7/15/08 @ 101, Insured by: MBIA...............         5.00            7/15/14                158,543
  225,000  Cloverdale Indiana Multi-School Building Corp.,
           Callable 1/15/08 @ 102, Insured by: MBIA...............         4.95            1/15/11                238,010
  300,000  Crawfordsville Indiana Elementary School Building
           Callable 1/15/07 @ 101, Insured by: FSA................         5.13            7/15/13                313,254
  200,000  Crown Point Indiana Multi-School Building Corp.,
           Callable 7/15/09 @ 101, Insured by: MBIA...............         4.80            1/15/14                208,500
  295,000  Delaware County Indiana Edit Corp., Callable 12/1/07 @
           101, Insured by: MBIA..................................         5.00            12/1/12                310,960
  400,000  Delaware County Indiana Hospital Authority, Callable
           8/1/08 @ 102, Insured by: AMBAC........................         5.00             8/1/16                427,995
  125,000  Eagle Union Middle School Building Corp. Indiana,
           Callable 7/5/11 @ 100, Insured by: AMBAC...............         4.85             7/5/15                130,818
  400,000  East Allen Woodland School Building Corp. Indiana,
           Insured by: MBIA.......................................         3.25            7/15/10                396,728
  300,000  Elkhart County Indiana Corrections Complex, Callable
           6/1/14 @ 100, Insured by: MBIA.........................         4.13            12/1/19                294,003
  165,000  Elkhart Indiana Community Schools, GO..................         4.95            7/15/06                169,353
  100,000  Fall Creek Indiana Regulatory Waste District, Callable
           9/1/10 @ 100, Insured by: MBIA.........................         4.70             3/1/13                104,771
  200,000  Fishers Indiana Redevelopment Authority Lease Revenue,
           Callable 7/15/13 @ 100, Insured by: AMBAC..............         4.50            7/15/20                202,610
  225,000  Fort Wayne Indiana South Side School Building Corp.,
           Callable 7/15/06 @ 102, Insured by: FSA................         4.75            1/15/12                232,578
  260,000  Greencastle Indiana Multi-School Building Corp.,
           Callable 7/10/12 @ 100, Insured by: FGIC...............         4.10            1/10/13                265,065
  300,000  Greencastle Indiana Waterworks Revenue, Callable 1/1/12
           @ 100, Insured by: MBIA................................         4.25             7/1/13                307,227
  125,000  Hammond Indiana School Building Corp., Insured by: MBIA.        3.00            1/15/09                124,070
  275,000  Indiana Bank Revenue, Insured by: MBIA.................         4.00             4/1/09                282,554
  290,000  Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102,
           Insured by: FSA........................................         4.60             2/1/13                302,157
  265,000  Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101..         4.80             2/1/13                275,701
  470,000  Indiana Health Facilities Financing Authority, Callable
           8/15/07 @ 102, Insured by: RADIAN......................         5.50            2/15/10                505,559
  325,000  Indiana State Educational Facilities Authority, Callable
           10/15/08 @ 101.........................................         4.95           10/15/12                339,963
  300,000  Indiana State Office Building Community Facilities,
           Series A, Callable 7/1/08 @ 101........................         4.70             7/1/11                312,006
  300,000  Indiana University Revenue, Series L, Callable 8/1/08 @
           101....................................................         5.00             8/1/12                318,990
  100,000  Indianapolis-Marion County Indiana Public Library,
           Series A, GO, Callable 7/1/10 @ 101....................         4.10             7/1/14                100,994
  200,000  Johnson County Indiana, GO, Insured by: FSA............         4.10            7/15/07                205,156

                                   continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                        RATE             DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
  305,000  Lafayette Indiana Redevelopment Authority, Callable
           2/1/13 @ 100...........................................         3.75%            8/1/13                303,048
   75,000  Marion County Indiana Convention and Recreational
           Facilities Authority, Series A, Callable 6/1/08 @ 101..         5.00             6/1/12                 79,289
  275,000  Mithcell Indiana Multi-School Building Corp............         4.65             7/5/13                288,822
  200,000  Monroe County Indiana Community School Corp., Callable
           1/1/07 @ 102, Insured by: MBIA.........................         5.25             7/1/12                212,238
  300,000  Montgomery County Indiana Jail Facility Building Corp.,
           Callable 1/15/15 @ 100, Insured by: FSA................         4.00            7/15/16                295,167
  150,000  Mt. Vernon of Hancock County Indiana Multi-School
           Building Corp., Series B, Callable 7/15/11 @ 100,
           Insured by: AMBAC......................................         4.70            1/15/12                158,585
  200,000  Munster Indiana School Building Corp., Callable
           7/5/08 @ 101, Insured by: FSA..........................         4.60             7/5/10                209,614
  400,000  North Montgomery Indiana High School Building Corp.,
           Callable 1/15/11 @ 100, Insured by: FGIC...............         5.05            7/15/15                422,083
  100,000  Northwest Allen County Indiana Middle School Building
           Corp., Callable 1/15/09 @ 101, Insured by: MBIA........         4.75            1/15/12                104,644
  200,000  Northwest Allen County Indiana Middle School Building
           Corp., Callable 1/15/09 @ 101, Insured by: MBIA........         4.90            1/15/14                208,680
  400,000  Perry Township Indiana Multi-School Building Corp.,
           Callable 7/15/06 @ 101, Insured by: AMBAC..............         5.00            7/15/13                414,915
  240,000  Perry Township Indiana Multi-School Building Corp.,
           Callable 7/15/10 @ 101, Insured by: FGIC...............         4.63            1/15/15                249,007
  235,000  Peru Indiana School Building Corp., Insured by: MBIA            3.75            1/15/13                234,361
  300,000  Porter County Indiana Jail Building Corp., Callable
           7/10/11 @ 100, Insured by: FSA.........................         5.00            7/10/16                315,102
  275,000  Princeton Indiana Sewer Works Revenue, Callable 5/1/09
           @ 101..................................................         4.50             5/1/13                275,281
   50,000  Purdue University Indiana Certificates Participation,
           Callable 7/1/08 @ 100..................................         4.50             7/1/09                 51,640
  250,000  Rochester Indiana Community School Building Corp.,
           Callable 7/15/08 @ 102, Insured by: AMBAC..............         5.00            7/15/13                268,880
  200,000  South Bend Indiana Community School Building Corp.,
           Callable 1/1/10 @ 101, Insured by: FSA.................         4.60             7/1/13                207,752
  225,000  South Bend Indiana Community School Building Corp.,
           Callable 1/1/10 @ 101, Insured by: FSA.................         5.10             7/1/17                237,301
  400,000  Sunman-Dearbon Indiana High School Building Corp.,
           Insured by: MBIA.......................................         4.00            7/15/12                407,064
  125,000  Terre Haute Indiana San District, GO, Callable 1/1/07
           @ 102, Insured by: AMBAC...............................         4.60             7/1/10                130,254
  300,000  Terre Haute Indiana San District, Callable 1/1/15 @ 100
           Insured by: AMBAC......................................         4.00             7/1/17                294,006
  200,000  Vinton-Tecumseh Indiana School Building Corp., Callable
           1/5/08 @ 101, Insured by: SAW..........................         5.00             7/5/13                208,910
  300,000  Warren Township Indiana School Building Corp., Callable
           7/5/08 @ 101, Insured by: FSA..........................         5.00             7/5/14                317,043
  275,000  Whitley County Indiana Middle School Building Corp.,
           Callable 7/10/08 @ 101, Insured by: FSA................         4.80            1/10/11                288,901
                                                                                                               ----------
                                                                                                               13,772,750
                                                                                                               ----------

           KENTUCKY - 2.0%
  250,000  Jessamine County Kentucky School District, Insured by:
           AMBAC..................................................         4.00             1/1/14                252,193
  185,000  Kentucky Rural Water Financial Corp., Series C, Callable
           2/01/12 @ 101, Insured by: MBIA........................         3.88             2/1/14                184,924
                                                                                                               ----------
                                                                                                                  437,117
                                                                                                               ----------

           MICHIGAN - 4.7%
  250,000  Green Oak Township Michigan - Sewer, GO, Callable 5/1/12 @
           100, Insured by: MBIA..................................         4.00             5/1/17                247,868
  300,000  Macomb Township Michigan Building Authority, GO, Callable
           4/1/11 @ 100, Insured by: AMBAC........................         4.75             4/1/16                311,553
  150,000  Michigan Higher Education Facilities Authority Revenue,
           Callable 12/1/12 @ 100.................................         5.00            12/1/20                154,217
  320,000  Warren Michigan Downtown Development, GO, Insured by:
           MBIA...................................................         4.00            10/1/14                322,768
                                                                                                               ----------
                                                                                                                1,036,406
                                                                                                               ----------

           MISSOURI - 2.3%
  200,000  Creve Coeur Missouri, SO...............................         3.50             1/1/13                197,056
  300,000  Jefferson County Missouri School District, GO, Callable
           3/1/14 @ 100, Insured by: MBIA.........................         4.35             3/1/16                308,472
                                                                                                               ----------
                                                                                                                  505,528
                                                                                                               ----------

                                   continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                        RATE             DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
           NEVADA - 1.2%
  250,000  University of Nevada Community College, Series A,
           Callable 7/1/11 @ 100, Insured by: FGIC................         4.45%            7/1/12                260,208
                                                                                                               ----------


           NORTH DAKOTA - 1.3%
  300,000  North Dakota State Building Authority Lease Revenue,
           Callable 12/1/13 @ 100.................................         3.70            12/1/15                292,497
                                                                                                               ----------

           PENNSYLVANIA - 0.7%
  150,000  Pennsylvania State Higher Educational Facilities
           Authority College & University Revenue, Callable 7/1/11
           @ 100, Insured by: ASST GTY............................         5.38             7/1/23                157,809
                                                                                                               ----------

           TEXAS - 3.0%
  350,000  Brownsville Texas, GO, Callable 2/15/14 @ 100, Insured
           by: AMBAC..............................................         4.00            2/15/17                342,538
  300,000  Travis County Texas, Series A, GO, Callable 3/1/08 @ 100.       4.75             3/1/15                315,009
                                                                                                               ----------
                                                                                                                  657,547
                                                                                                               ----------

           UTAH - 0.9%
  200,000  South Davis Recreation District Utah, Callable 1/1/15 @
           100, Insured by: XLCA..................................         4.38             1/1/20                199,666
                                                                                                               ----------

           WASHINGTON - 5.3%
  550,000  Seattle Washington Municipal Light and Power Revenue,
           Insured by: FSA........................................         3.25             8/1/11                536,678
  300,000  Washington State, Series 2003A, GO, Callable 7/1/12 @ 100.      5.00             7/1/14                318,675
  300,000  Washington State, Callable 4/1/14 @  100, Insured by:
           MBIA...................................................         4.25            10/1/15                305,841
                                                                                                               ----------
                                                                                                                1,161,194
                                                                                                               ----------

           WISCONSIN - 7.6%
  400,000  Chilton Wisconsin School District, Callable 4/1/12, Insured
           by: FGIC...............................................         4.00             4/1/13                405,112
   50,000  Elmbrook Wisconsin School District, GO, Callable 4/1/12 @
           100....................................................         4.13             4/1/15                 49,939
  595,000  Green Bay Wisconsin Area Public School District, Insured
           by: FGIC, Series B.....................................         3.38             4/1/10                593,779
  300,000  Janesville Wisconsin School District, GO, Callable 3/1/08
           @ 100, Insured by: FGIC................................         4.00             3/1/12                303,441
  200,000  Wisconsin State Clean Water Revenue, Series 1, Callable
           6/1/08 @ 100...........................................         4.85             6/1/18                206,420
  100,000  Wisconsin State Health & Educational Facilities Authority
           Revenue, Callable 2/15/09 @ 101........................         5.38            2/15/22                100,918
                                                                                                               ----------
                                                                                                                1,659,609
                                                                                                               ----------

           TOTAL MUNICIPAL BONDS (cost - $21,248,623).............                                             21,750,387
                                                                                                               ----------

           INVESTMENT COMPANIES -  0.1%
   20,285  Huntington Money Market Fund - Trust Class.............                                                 20,285
                                                                                                               ----------

           TOTAL INVESTMENT COMPANIES (cost - $20,285)............                                                 20,285
                                                                                                               ----------

           TOTAL INVESTMENTS - 99.4% (cost - $21,268,908)*........                                             21,770,672
                                                                                                               ==========

--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $21,902,496.

* Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:


           Unrealized appreciation................................                                             $  624,294
           Unrealized depreciation................................                                               (122,530)
                                                                                                               ----------
           Net unrealized appreciation............................                                             $  501,764
                                                                                                               ==========

AMBAC - AMBAC Indemnity Corp.
ASST GTY - Asset Guaranty
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding
SO - Special Obligation
XLCA - XL Capital Assurance, Inc.


                       See notes to financial statements.

SIGNAL FUNDS
MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER - 52.1%
           BANK HOLDING COMPANIES - 4.9%
3,000,000  Greenwich Capital*.....................................         2.81%           5/27/05              3,000,000
1,500,000  Northern Trust Corp.**.................................         2.64            4/18/05              1,498,130
                                                                                                               ----------
                                                                                                                4,498,130
                                                                                                               ----------

           ELECTRIC & ELECTRONIC EQUIPMENT - 3.7%
3,500,000  General Electric Capital Corp.**.......................         2.51             4/7/05              3,498,536
                                                                                                               ----------

           FINANCE SERVICES - 22.5%
2,000,000  Amsterdam Funding**(a).................................         2.79            4/25/05              1,996,280
3,000,000  Barton Capital**(a)....................................         2.70             4/8/05              2,998,424
2,000,000  Edison Asset Securities**(a)...........................         2.64            4/18/05              1,997,507
1,065,000  Fairway Finance**(b)...................................         2.80             4/4/05              1,064,752
1,096,000  Fairway Finance**(b)...................................         2.80             4/6/05              1,095,574
2,495,000  Kitty Hawk Funding**(a)................................         2.79            4/25/05              2,490,359
2,000,000  Old Line Funding**(a)..................................         2.72            4/19/05              1,997,280
2,500,000  Steamboat Funding**(a).................................         2.85             4/1/05              2,499,999
2,250,000  Three Pillars Funding**(a).............................         2.75            4/15/05              2,247,594
2,500,000  Windmill Funding**(a)..................................         2.83            5/11/05              2,492,139
                                                                                                               ----------
                                                                                                               20,879,908
                                                                                                               ----------

           FOREIGN BANK & BRANCHES & AGENCIES - 13.1%
2,200,000  Cba(Del) Finance** ....................................         2.63             4/4/05              2,199,518
1,500,000  Dexia Del LLC**........................................         2.68            4/22/05              1,497,655
1,500,000  Dexia Delaware**.......................................         2.81            5/23/05              1,493,912
2,000,000  HBOS Treasury Service**................................         2.53            4/11/05              1,998,594
1,500,000  KFW International Finance**............................         2.85            7/25/05              1,486,344
2,000,000  Societe Generale**.....................................         2.61             4/6/05              1,999,275
1,500,000  Societe Generale**.....................................         2.95            9/12/05              1,479,842
                                                                                                               ----------
                                                                                                               12,155,140
                                                                                                               ----------

           NATIONAL BANKS, COMMERCIAL - 2.1%
2,000,000  Citicorp**.............................................         2.79             5/9/05              1,994,110
                                                                                                               ----------

           PERSONAL CREDIT INSTITUTIONS - 2.1%
2,000,000  America Honda Finance**................................         2.60            4/13/05              1,998,267
                                                                                                               ----------

           SECURITY BROKERS AND DEALERS - 2.1%
2,000,000  Goldman Sachs**........................................         2.70            4/12/05              1,998,350
                                                                                                               ----------

           SOAP AND OTHER DETERGENTS - 1.6%
1,500,000  Procter & Gamble**(b)..................................         2.62             4/8/05              1,499,236
                                                                                                               ----------

           TOTAL COMMERCIAL PAPER (cost - $48,521,677)............                                             48,521,677
                                                                                                               ----------

           U.S. GOVERNMENT AGENCIES - 15.2%
2,000,000  Fannie Mae**...........................................         2.70            4/20/05              1,997,150
1,000,000  Fannie Mae**...........................................         2.87            6/27/05                993,064
1,500,000  Fannie Mae**...........................................         2.92            8/17/05              1,483,210
1,000,000  Federal Home Loan Bank.................................         2.25           10/20/05              1,000,000
1,000,000  Federal Home Loan Bank.................................         2.82           12/16/05              1,000,000
1,250,000  Federal Home Loan Bank.................................         3.13             2/3/06              1,250,000
1,250,000  Federal Home Loan Bank*................................         3.09            2/22/07              1,250,000
1,250,000  Federal Home Loan Bank*................................         3.49             3/2/07              1,250,000
2,000,000  Freddie Mac**..........................................         2.52            4/12/05              1,998,460
2,000,000  Freddie Mac**..........................................         2.59            6/14/05              1,989,352
                                                                                                               ----------

           TOTAL U.S. GOVERNMENT AGENCIES (cost - $14,211,236)....                                             14,211,236
                                                                                                               ----------


                                    continued

SIGNAL FUNDS
MONEY MARKET FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2005


 SHARES OR
 PRINCIPAL                                                                INTEREST        MATURITY
 AMOUNT ($)                    SECURITY DESCRIPTION                         RATE            DATE               VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS - 24.6%
6,000,000  Goldman Sachs Group, Inc. (Dated 3/31/05, due 4/1/05,
           proceeds at maturity $6,000,440, fully collateralized by
           various U.S. Treasury Notes, 5.25%, 2/15/29, valued at
           $6,125,577)............................................         2.64%            4/1/05              6,000,000
6,000,000  JP Morgan (Dated 3/31/05, due 4/1/05, proceeds at maturity $6,000,435, fully collateralized by various U.S.
           Treasury Notes, 8.88%, 2/15/29, valued at $6,122,742)..         2.61             4/1/05              6,000,000
6,000,000  Morgan Stanley (Dated 3/31/05, due 4/1/05, proceeds at maturity $6,000,443, fully collateralized by various U.S.
           Treasury Notes, 12.00%, 5/15/05, valued at $6,123,713).         2.66             4/1/05              6,000,000
5,000,000  Wachovia (Dated 3/31/05, due 4/1/05, proceeds at maturity
           $5,000,368, fully collateralized by various U.S. Treasury
           Notes, 0.00%, 11/15/21, valued at $5,112,163)..........         2.65             4/1/05              5,000,000
                                                                                                               ----------

           TOTAL REPURCHASE AGREEMENTS (cost - $23,000,000).......                                             23,000,000
                                                                                                               ----------

           CERTIFICATES OF DEPOSIT - 9.1%

           FOREIGN BANK & BRANCHES & AGENCIES - 4.3%
2,000,000  CIBC...................................................         2.59             4/4/05              2,000,000
2,000,000  Toronto Dominion Bank..................................         3.00            6/30/05              2,000,000
                                                                                                               ----------
                                                                                                                4,000,000
                                                                                                               ----------

           NATIONAL BANKS, COMMERCIAL - 4.8%
2,000,000  Chase Manhattan........................................         2.70            4/22/05              2,000,000
2,500,000  Wells Fargo Bank.......................................         2.82            5/10/05              2,500,000
                                                                                                               ----------
                                                                                                                4,500,000
                                                                                                               ----------

           TOTAL CERTIFICATES OF DEPOSIT (cost - $8,500,000)......                                              8,500,000
                                                                                                               ----------

           INVESTMENT COMPANIES - 0.6%
  297,363  BlackRock Provident Institutional TempFund.............                                                297,363
  182,511  Goldman Sachs Financial Square Prime Obligations Fund..                                                182,511
   51,609  Merrill Lynch Premier Institutional Fund...............                                                 51,609
                                                                                                               ----------

           TOTAL INVESTMENT COMPANIES (cost - $531,483)...........                                                531,483
                                                                                                               ----------

           TOTAL INVESTMENTS - 101.6% (cost - $94,764,396)***.....                                             94,764,396
                                                                                                               ==========

--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $93,311,084.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at March 31, 2005.

** Discount Note securities. The rate reflected on the Schedule of Portfolio Investment is the effective rate of the security.

*** Cost for federal income tax purposes is the same.

(a) 4-2 security exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS


                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005


                                                                    LARGE CAP                        TAX-EXEMPT
                                                                     GROWTH            INCOME          INCOME          MONEY MARKET
                                                                      FUND              FUND            FUND               FUND
                                                                  ------------       ------------    -------------      -----------

ASSETS:
Investments, at value (Cost $30,279,679; $98,745,577;
  $21,268,908; and $71,764,396, respectively)...................  $38,810,695        $98,231,113      $21,770,672       $71,764,396
Repurchase agreements, at cost .................................           --                 --               --        23,000,000
                                                                  -----------        -----------       ----------       -----------
Total Investments...............................................   38,810,695         98,231,113       21,770,672        94,764,396
Cash............................................................           --                 --               --             7,335
Interest and dividends receivable...............................       33,321          1,203,107          221,137            39,471
Receivable for investments sold.................................      312,830                 --               --                --
Prepaid expenses and other assets...............................        3,374              3,583            1,784               130
                                                                  -----------        -----------       ----------       -----------
TOTAL ASSETS ...................................................   39,160,220         99,437,803       21,993,593        94,811,332
                                                                  -----------        -----------       ----------       -----------
LIABILITIES:
Distributions payable ..........................................       15,831            332,761           65,075           179,421
Payable for investments purchased...............................           --          1,000,000               --         1,250,000
Accrued expenses and other payables:
  Investment advisory fees .....................................       18,424             20,924               --             4,099
  Administration fees...........................................        7,995             19,976            4,468            24,607
  Distribution fees.............................................          237                 88               61                --
  Transfer agent fees...........................................        7,202              5,229            5,187             1,466
  Trustee fees..................................................        3,066              2,058              775             3,446
  Chief compliance officer fees.................................        1,119              2,517              568             2,027
  Other liabilities.............................................       19,479             31,591           14,963            35,182
                                                                  -----------        -----------       ----------       -----------
TOTAL LIABILITIES...............................................       73,353          1,415,144           91,097         1,500,248
                                                                  -----------        -----------       ----------       -----------
COMPOSITION OF NET ASSETS:
Capital.........................................................   29,181,066         98,623,690       21,377,603        93,310,950
Accumulated undistributed net investment income ................            1                  1               --               153
Accumulated net realized gains (losses) on investment
  transactions.................................................     1,374,784            (86,568)          23,129               (19)
Net unrealized appreciation (depreciation) on investment
  transactions.................................................     8,531,016           (514,464)         501,764                --
                                                                  -----------        -----------       ----------       -----------
NET ASSETS......................................................  $39,086,867        $98,022,659      $21,902,496       $93,311,084
                                                                  ===========        ===========      ===========       ===========

CLASS A SHARES:
Net assets....................................................       $566,413           $320,575         $136,496                --
                                                                  ===========       ============      ===========       ===========
Shares outstanding............................................         49,890             32,826           13,797                --
                                                                  ===========       ============      ===========       ===========
Net Asset Value and Redemption Price per share...............          $11.35              $9.77            $9.89                --
                                                                  ===========       ============      ===========       ===========
Maximum Sales Load...........................................            4.75%              3.25%            3.25%               --
                                                                  ===========       ============      ===========       ===========
Maximum Offering Price per share (100%/(100%-maximum sales
  charge)of net asset value adjusted to the nearest cent)...           $11.92             $10.10           $10.22                --
                                                                  ===========       ============      ===========       ===========

CLASS B SHARES:
Net assets.....................................................      $143,292            $27,169          $37,712                --
                                                                  ===========       ============      ===========       ===========

Shares outstanding.............................................        12,869              2,782            3,812                --
                                                                  ===========       ============      ===========       ===========
Net Asset Value and Redemption Price per share*................        $11.13              $9.77            $9.89                --
                                                                  ===========       ============      ===========       ===========

CLASS I SHARES:
Net assets.....................................................   $38,377,162        $97,674,915      $21,728,288       $93,311,084
                                                                  ===========       ============      ===========       ===========
Shares outstanding ............................................     3,36O,471         10,000,523        2,196,156        93,315,523
                                                                  ===========       ============      ===========       ===========
Net Asset Value, Offering Price, and Redemption Price
  per share....................................................        $11.42              $9.77            $9.89             $1.00
                                                                  ===========       ============      ===========       ===========

--------------------------------------------------------------------------------

*Redemption price per share varies by length of time shares are held.




                       See notes to financial statements.

SIGNAL FUNDS


                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2005


                                                                          LARGE CAP                    TAX-EXEMPT
                                                                           GROWTH        INCOME         INCOME      MONEY MARKET
                                                                            FUND          FUND           FUND           FUND
                                                                       -----------    -----------    -----------    -----------
INVESTMENT INCOME:
   Interest ........................................................   $     3,671    $ 3,542,318    $   801,147    $ 1,463,729
   Dividends .......................................................       436,236          8,654          5,640         53,670
                                                                       -----------    -----------    -----------    -----------
     Total Investment Income .......................................       439,907      3,550,972        806,787      1,517,399
                                                                       -----------    -----------    -----------    -----------

EXPENSES:
Investment advisory fees ...........................................       256,873        392,724         93,161         83,764
Administration fees ................................................        68,501        157,091         37,265        209,414
Distribution fees (Class A) ........................................         1,214            648            341             --
Distribution fees (Class B) ........................................         1,367            361            377             --
Fund accounting fees ...............................................        56,179         70,625         61,826         45,117
Professional fees ..................................................        17,314         25,222         14,542         22,062
Custodian fees .....................................................         6,398         13,507          4,126         32,529
Transfer agent fees ................................................        47,481         43,660         32,030         33,426
Other expenses .....................................................        20,392         40,061         11,809         39,877
                                                                       -----------    -----------    -----------    -----------
   Total expenses before fee reductions ............................       475,719        743,899        255,477        466,189
Expenses contractually reduced by Investment Advisor ...............       (68,501)      (196,360)       (93,161)       (41,885)
                                                                       -----------    -----------    -----------    -----------
Net Expenses .......................................................       407,218        547,539        162,316        424,304
                                                                       -----------    -----------    -----------    -----------
Net Investment Income ..............................................        32,689      3,003,433        644,471      1,093,095
                                                                       -----------    -----------    -----------    -----------

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on investment transactions ..........     3,147,002         (8,007)       109,138            (19)
   Change in unrealized appreciation/depreciation on investments ...      (197,997)    (3,231,126)      (648,007)            --
                                                                       -----------    -----------    -----------    -----------
   Net realized/unrealized gains (losses) on investments ...........     2,949,005     (3,239,133)      (538,869)           (19)
                                                                       -----------    -----------    -----------    -----------
Change in net assets resulting from operations .....................   $ 2,981,694    $  (235,700)   $   105,602    $ 1,093,076
                                                                       ===========    ===========    ===========    ===========


                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   LARGE CAP GROWTH FUND                     INCOME FUND
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004    MARCH 31, 2005    MARCH 31, 2004
                                                              --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income ...................................   $       32,689    $       28,505    $    3,003,433    $    2,269,592
  Net realized gains (losses) on investment transactions ..        3,147,002         1,880,763            (8,007)          (71,273)
  Change in unrealized appreciation/depreciation
    on investment transactions.............................         (197,997)        6,825,306        (3,231,126)         (112,624)
                                                              --------------    --------------    --------------    --------------
Change in net assets from operations ......................        2,981,694         8,734,574          (235,700)        2,085,695
                                                              --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  CLASS A:
     From net investment income ...........................               --               (50)           (9,269)           (8,230)
     From net realized gain on investment .................          (38,031)          (12,008)               --                (9)
  CLASS B:
     From net investment income ...........................               --                --            (1,019)             (976)
     From net realized gain on investment .................          (11,008)           (3,787)               --                (1)
  CLASS I:
     From net investment income ...........................          (32,688)          (31,930)       (3,000,432)       (2,261,582)
     From net realized gain on investment .................       (2,727,939)       (1,053,217)               --            (2,246)
                                                              --------------    --------------    --------------    --------------
Change in net assets from shareholder distributions .......       (2,809,666)       (1,100,992)       (3,010,720)       (2,273,044)
                                                              --------------    --------------    --------------    --------------
Change in net assets from capital share transactions ......        4,715,936        (5,029,062)       39,486,168         1,990,928
                                                              --------------    --------------    --------------    --------------
Change in net assets ......................................        4,887,964         2,604,520        36,239,748         1,803,579
                                                              --------------    --------------    --------------    --------------
NET ASSETS:
  Beginning of period .....................................       34,198,903        31,594,383        61,782,911        59,979,332
                                                              --------------    --------------    --------------    --------------
  End of period*...........................................   $   39,086,867    $   34,198,903    $   98,022,659    $   61,782,911
                                                              ==============    ==============    ==============    ==============
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued .............................   $      120,264    $      178,766    $       94,611    $       56,443
  Dividends reinvested ....................................           37,917            12,077             8,768             8,033
  Cost of shares redeemed .................................          (59,709)          (26,285)          (34,433)          (18,674)
                                                              --------------    --------------    --------------    --------------
  Change in net assets from Class A capital transactions ..   $       98,472    $      164.558    $       68,946    $       45,802
                                                              ==============    ==============    ==============    ==============
CLASS B SHARES
  Proceeds from shares issued .............................   $          171    $        3,732    $           --    $           --
  Dividends reinvested ....................................           11,008             3,787               487               455

  Cost of shares redeemed .................................             (576)          (11,036)          (10,341)               --
                                                              --------------    --------------    --------------    --------------

  Change in net assets from Class B capital transactions ..   $       10,603    $       (3,517)   $       (9,854)   $          455
                                                              ==============    ==============    ==============    ==============
CLASS I SHARES
  Proceeds from shares issued .............................   $   14,896,427    $   12,166,724    $   59,192,618    $   24,763,959

  Dividends reinvested ....................................        1,508,406           801,136           691,949           830,569

  Cost of shares redeemed .................................      (11,797,972)      (18.157,963)      (20,457,491)      (23,649,857)
                                                              --------------    --------------    --------------    --------------

  Change in net assets from Class I capital transactions ..   $    4,606,861    $   (5,190,103)   $   39,427,076    $    1,944,671
                                                              ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued ..................................................           10,481            17,924             9,574             5,551
  Reinvested ..............................................            3,341             1,129               882               793
  Redeemed ................................................           (5,216)           (2,541)           (3,459)           (1,833)
                                                              --------------    --------------    --------------    --------------
  Net change ..............................................            8,606            16,512             6,997             4,511
                                                              ==============    ==============    ==============    ==============
CLASS B SHARES
  Issued ..................................................               16               389                --                --
  Reinvested ..............................................              987               357                49                45
  Redeemed ................................................              (53)           (1,056)           (1,041)               --
                                                              --------------    --------------    --------------    --------------
  Net change ..............................................              950              (310)             (992)               45
                                                              ==============    ==============    ==============    ==============
CLASS I SHARES
  Issued ..................................................        1,296,219         1,165,321         5,957,031         2,440,827
  Reinvested ..............................................          132,197            74,622            69,545            82,059
  Redeemed ................................................       (1,032,408)       (1,724,485)       (2,061,172)       (2,336,870)
                                                              --------------    --------------    --------------    --------------
  Net change ..............................................          396,008          (484,542)        3,965,404           186,016
                                                              ==============    ==============    ==============    ==============

*Includes undistributed net investment income of $1, $0, $1, and $0, respectively.



                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    TAX-EXEMPT INCOME FUND              MONEY MARKET FUND
                                                                YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2005   MARCH 31, 2004  MARCH 31, 2005   MARCH 31, 2004
                                                              --------------   --------------  --------------   --------------
OPERATIONS:
   Net investment income ...................................  $      644,471   $      687,376  $    1,093,095   $      486,269
   Net realized gains (losses) on investment transactions ..         109,138          115,538             (19)             154
   Change in unrealized appreciation/depreciation
     on investment transactions ............................        (648,007)          44,641              --               --
                                                              --------------   --------------  --------------   --------------
Change in net assets from operations .......................         105,602          847,555       1,093,076          486,423
                                                              --------------   --------------  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income ............................            (4,381)          (3,214)             --               (2)
   From net realized gain on investment ..................            (1,087)            (391)             --               --
CLASS B:
   From net investment income ............................              (927)            (940)             --               (1)
   From net realized gain on investment ..................              (304)            (145)             --               --
CLASS I:
   From net investment income ............................          (639,163)        (683,888)     (1,098,084)        (485,853)
   From net realized gain on investment ..................          (143,921)         (75,486)             --               --
                                                              --------------   --------------  --------------   --------------
Change in net assets from shareholder distributions ......          (789,783)        (764,064)     (1,098,084)        (485,856)
                                                              --------------   --------------  --------------   --------------

Change in net assets from capital share transactions .......       3,751,995         (495 806      22,486,867      (39,500,589)
                                                              --------------   --------------  --------------   --------------
Change in net assets .......................................       3,067,814         (412,315)     22,481,859      (39,500,022)
                                                              --------------   --------------  --------------   --------------
NET ASSETS:
   Beginning of period......................................      18,834,682       19,246,997      70,829,225      110,329,247
                                                              --------------   --------------  --------------   --------------
   End of period*...........................................  $   21,902,496   $   18,834,682  $   93,311,084   $   70,829,225
                                                              ==============   ==============  ==============   ==============
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued .............................  $        6,293   $       92,241  $           --   $           --
   Dividends reinvested ....................................           4,833            3,405              --                2
   Cost of shares redeemed .................................          (6,897)         (15,122)             --           (1,007)
                                                              --------------   --------------  --------------   --------------
   Change in net assets from Class A capital transactions ..  $        4,229   $       80,524  $           --   $       (1,005)
                                                              ==============   ==============  ==============   ==============
CLASS B SHARES
   Proceeds from shares issued .............................  $           --   $           --  $           --   $           --
   Dividends reinvested ....................................           1,231            1,094              --                1
   Cost of shares redeemed .................................              --               --              --           (1,002)
                                                              --------------   --------------  --------------   --------------
   Change in net assets from Class B capital transactions ..  $        1,231   $        1,094  $           --   $       (1,001)
                                                              ==============   ==============  ==============   ==============
CLASS I SHARES
   Proceeds from shares issued .............................  $   10,635,649   $    6,125,245  $  181,554,602   $  119,574,218
   Dividends reinvested ....................................         112,519           83,431              25           11,321
   Cost of shares redeemed .................................      (7,001,633)      (6,786,100)   (159,067,760)    (159,084,123)
                                                              --------------   --------------  --------------   --------------
   Change in net assets from Class I capital transactions ..  $    3,746,535   $     (577,424) $   22,486,867   $  (39,498,584)
                                                              ==============   ==============  ==============   ==============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ..................................................             623            8,948              --               --
   Reinvested ..............................................             481              334              --                2
   Redeemed ................................................            (678)          (1,489)             --           (1,007)
                                                              --------------   --------------  --------------   --------------
   Net change ..............................................             426            7,793              --           (1,005)
                                                              ==============   ==============  ==============   ==============
CLASS B SHARES
   Issued ..................................................              --               --              --               --
   Reinvested ..............................................             123              107              --                1
   Redeemed ................................................              --               --              --           (1,002)
                                                              --------------   --------------  --------------   --------------
   Net change ..............................................             123              107              --           (1,001)
                                                              ==============   ==============  ==============   ==============
CLASS I SHARES
   Issued ..................................................       1,057,937          599,239     181,554,601      119,574,218
   Reinvested ..............................................          11,184            8,216              25           11,321
   Redeemed ................................................        (698,011)        (663,352)   (159,067,760)    (159,084,123)
                                                              --------------   --------------  --------------   --------------
   Net change ..............................................         371,110          (55,897)     22,486,866   $  (39,498,584)
                                                              ==============   ==============  ==============   ==============

* Includes undistributed net investment income of $0, $0, $153, and $5,142, respectively,




                       See notes to financial statements.

SIGNAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Change in Net Assets
                                            Resulting from Operations:                              Less Dividends from:
                                            --------------------------                    ------------------------------------------
                                                              Net Realized   Change in
                                                                  and        Net Asset                        Net
                                  Net Asset                    Unrealized      Value                       Realized        Total
                                   Value,           Net          Gains       Resulting          Net          Gains       Dividends
                                  Beginning     Investment    (Losses) on       from        Investment    (Losses) on       and
CLASS A                           of Period       Income      Investments    Operations       Income      Investments  Distributions
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005          $11.29         $(0.01)        $1.00          $0.99          $ --           $0.93         $0.93
Year ended March 31, 2004            9.05          (0.01)         2.58           2.57            -- (e)       (0.33)        (0.33)
Period ended March 31, 2003 (d)     10.00             -- (e)     (0.95)         (0.95)           -- (e)          --            --
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005           10.19           0.35         (0.42)         (0.07)        (0.35)             --         (0.35)
Year ended March 31, 2004           10.21           0.34         (0.02)          0.32         (0.34)             -- (e)     (0.34)
Period ended March 31, 2003 (d)     10.00           0.31          0.25           0.56         (0.31)          (0.04)        (0.35)
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2005           10.22           0.32         (0.25)          0.07         (0.32)          (0.08)        (0.40)
Year ended March 31, 2004           10.18           0.33          0.08           0.41         (0.33)          (0.04)        (0.37)
Period ended March 31, 2003 (d)     10.00           0.27          0.21           0.48         (0.27)          (0.03)        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005           11.17          (0.10)         0.99           0.89            --           (0.93)        (0.93)
Year ended March 31, 2004            9.02          (0.10)         2.58           2.48            --           (0.33)        (0.33)
Period ended March 31, 2003 (d)     10.00             --         (0.98)         (0.98)           --              --            --
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005           10.19           0.28         (0.42)         (0.14)        (0.28)             --         (0.28)
Year ended March 31, 2004           10.21           0.26         (0.02)          0.24         (0.26)             -- (e)     (0.26)
Period ended March 31, 2003 (d)     10.00           0.25          0.25           0.50         (0.25)          (0.04)        (0.29)
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2005           10.22           0.25         (0.25)            --         (0.25)          (0.08)        (0.33)
Year ended March 31, 2004           10.18           0.26          0.08           0.34         (0.26)          (0.04)        (0.30)
Period ended March 31, 2003 (d)     10.00           0.21          0.21           0.42         (0.21)          (0.03)        (0.24)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005           11.33           0.01          1.02           1.03         (0.01)          (0.93)        (0.94)
Year ended March 31, 2004            9.06           0.01          2.60           2.61         (0.01)          (0.33)        (0.34)
Period ended March 31, 2003 (d)     10.00           0.02         (0.94)         (0.92)        (0.02)             --         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005           10.19           0.38         (0.42)         (0.04)        (0.38)             --         (0.38)
Year ended March 31, 2004           10.21           0.36         (0.02)          0.34         (0.36)             -- (e)     (0.36)
Period ended March 31, 2003 (d)     10.00           0.29          0.25           0.54         (0.29)          (0.04)        (0.33)
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2005           10.22           0.35         (0.25)          0.10         (0.35)          (0.08)        (0.43)
Year ended March 31, 2004           10.18           0.36          0.08           0.44         (0.36)          (0.04)        (0.40)
Period ended March 31, 2003 (d)     10.00           0.26          0.21           0.47         (0.26)          (0.03)        (0.29)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Year ended March 31, 2005           1.000          0.012            --          0.012        (0.012)             --        (0.012)
Year ended March 31, 2004           1.000          0.006            --          0.006        (0.006)             --         1.000
Period ended March 31, 2003 (d)     1.000          0.007            --          0.007        (0.007)             --        (0.007)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Ratios/Supplementary Data:
                                                              ----------------------------------------------------------------------
                                                                             Ratio of                       Ratio of
                                                                  Net         Expenses    Ratio of Net       Expenses
                                  Net Asset                     Assets,         to         Investment           to
                                   Value,                       End of        Average      Income to         Average      Portfolio
                                   End of          Total         Period         Net         Average            Net        Turnover
CLASS A                            Period         Return*       (000's)        Assets      Net Assets        Assets**      (a)(c)
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005          $11.35         8.74%          $566           1.43%        (0.15%)          1.63%        39.77%
Year ended March 31, 2004           11.29        28.60%           466           1.44%        (0.16%)          1.64%        39.64%
Period ended March 31, 2003 (d)      9.05        (9.40%)(a)       224           1.45%(b)      0.11%(b)        1.67%(b)     34.11%
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005            9.77        (0.64%)          321           0.95%         3.56%           1.20%        14.91%
Year ended March 31, 2004           10.19         3.17%           263           0.98%         3.31%           1.23%        43.76%
Period ended March 31, 2003 (d)     10.21         5.65%(a)        218           1.07%(b)      3.54%(b)        1.32%(b)      7.47%
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2005            9.89         0.73%           136           1.12%         3.21%           1.62%        18.11%
Year ended March 31, 2004           10.22         4.14%           137           1.09%         3.25%           1.58%         9.11%
Period ended March 31, 2003 (d)     10.18         4.85%(a)         57           1.09%(b)      3.36%(b)        1.52%(b)      8.54%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005           11.13         7.93%           143           2.18%        (0.90%)          2.38%        39.77%
Year ended March 31, 2004           11.17        27.67%           133           2.19%        (0.91%)          2.39%        39.64%
Period ended March 31, 2003 (d)      9.02        (9.80%)(a)       110           2.20%(b)     (0.60%)(b)       2.42%(b)     34.11%
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005            9.77        (1.37%)           27           1.71%         2.82%           1.96%        14.91%
Year ended March 31, 2004           10.19         2.40%            38           1.73%         2.56%           1.98%        43.76%
Period ended March 31, 2003 (d)     10.21         5.07%(a)         38           1.82%(b)      2.81%(b)        2.07%(b)      7.47%
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended march 31, 2005            9.89        (0.02%)           38           1.87%         2.46%           2.37%        18.11%
Year ended March 31, 2004           10.22         3.37%            38           1.84%         2.53%           2.33%         9.11%
Period ended March 31, 2003 (d)     10.18         4.23%(a)         36           1.85%(b)      2.60%(b)        2.27%(b)      8.54%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Year ended March 31, 2005           11.42         9.08%        38,377           1.18%         0.10%           1.38%        39.77%
Year ended March 31, 2004           11.33        29.00%        33,600           1.19%         0.09%           1.39%        39.64%
Period ended March 31, 2003 (d)      9.06        (9.20%)(a)    31,260           1.21%(b)      0.32%(b)        1.43%(b)     34.11%
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2005            9.77        (0.39%)       97,675           0.69%         3.82%           0.94%        14.91%
Year ended March 31, 2004           10.19         3.43%        61,481           0.73%         3.56%           0.98%        43.76%
Period ended March 31, 2003 (d)     10.21         5.47%(a)     59,724           0.82%(b)      3.88%(b)        1.07%(b)      7.47%
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2005            9.89         0.98%        21,728           0.87%         3.46%           1.37%        18.11%
Year ended March 31, 2004           10.22         4.41%        18,660           0.83%         3.52%           1.33%         9.11%
Period ended March 31, 2003 (d)     10.18         4.75%(a)     19,154           0.86%(b)      3.58%(b)        1.27%(b)      8.54%
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Year ended March 31, 2005           1.000         1.23%        93,311           0.51%         1.30%           0.56%         N/A
Year ended March 31, 2004           1.000         0.57%        70,829           0.54%         0.57%           0.59%         N/A
Period ended March 31, 2003 (d)     1.000         0.72%(a)    110,327           0.53%(b)      1.02%(b)        0.58%(b)      N/A
------------------------------------------------------------------------------------------------------------------------------------

* Excludes sales and redemption charges.
** During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) For the period July 15, 2002 through March 31, 2003.
(e) Amount is less than $0.005.

                       See notes to financial statements.

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

1. ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Large Cap Growth Fund, the Income Fund, the Tax-Exempt Income Fund, the Money Market Fund, and the Tax-Exempt Money Market Fund (collectively, the "Funds" and individually, a "Fund") are a series within the Group. The Funds are each authorized to issue Class A, Class B, and Class I Shares. Currently all classes of the Tax-Exempt Money Market are not offered to any investors. On August 1, 2003, Class A and Class B of the Money Market Fund liquidated all of their assets and are not currently offered to any investors.

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

The value of each equity security is based either on the closing price on a national securities exchange, or in the absence of recorded sales, at fair value as determined by the Funds' Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

All short-term securities with a remaining maturity of 60 days or less and securities held in the Money Market Fund are valued utilizing the amortized cost method, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to maturity or reset date of the security.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with a bank or broker-dealer that Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust Company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

SECURITY TRANSACTIONS AND RELATED INCOME:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation of net asset value per share on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

EXPENSES:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3. RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:

NAME                     FEE RATE*
----------------------------------
Large Cap Growth Fund      0.55%
Income Fund                0.25
Tax-Exempt Income Fund       --
Money Market Fund          0.05
----------------------------------


* Without the imposition of these contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund, and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

The Advisor may recoup these waived advisory fees over a period of up to three years from the year the fees were waived in accordance with the terms of the expense limitation agreement entered into between the Advisor and the Funds. The amount of fees waived by the Advisor for the fiscal years ended March 31, 2003, March 31, 2004, and March 31, 2005 is as follows:


EXPIRATION          LARGE CAP GROWTH FUND     INCOME FUND     TAX-EXEMPT FUND   MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
March 31, 2006              $45,759             $77,007          $57,868             $41,464
March 31, 2007               69,332             159,274           96,072              42,511
March 31, 2008               68,501             196,360           93,161              41,885


ADMINISTRATION:

The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.25%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except for the Chief Compliance Officer ("CCO"). The Administrator provides an employee to serve as the CCO for the Funds including providing certain related services, for which it receives an additional fee. For the year ended March 31, 2005, the Administrator received $25,000 for its services as the Funds CCO. The Administrator also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. For transfer agency services, the Administrator receives a fee based on the number of shareholders of record. For fund accounting, the Administrator receives a fee from each Fund for such services equal to an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, subject to certain minimums.

Pursuant to a Sub-Administration agreement, Signal provides certain administration services to the Funds. For their services, Signal is entitled to a fee payable by the Administrator of 0.05%.

Effective May 19, 2005, the Funds will incur Administration fees for services provided by the Administrator and Signal at an annual rate of 0.15% and 0.05% of the average daily net assets, respectively.

DISTRIBUTION:

The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule 126-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class B shares, respectively.

For the period ended March 31, 2005, the Distributor received $9,099 from commissions earned on sales of Class A shares and redemption of Class B shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.

There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge ("CDSC") will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the period ended March 31, 2005.

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of investment securities, excluding short-term and government securities, for the period ended March 31, 2005, totaled:

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005


                                                   PURCHASES            SALES
                                                  --------------------------------
Large Cap Growth Fund                             $15,110,634          $13,209,585
Income Fund                                        52,862,193           11,167,856
Tax-Exempt Income Fund                              7,016,165            3,322,901

5. FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2005, was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.):


                               Distributions  paid from
                            ------------------------------
                                             Net Long Term        Total Taxable       Tax Exempt      Total Distributions
Fund                        Ordinary Income  Capital Gains        Distributions    Distributions             Paid
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund            $  119,024     $2,674,811           $2,793,835         $      -            $2,793,835
Income Fund                       2,866,596              -            2,866,596                -             2,866,596
Tax-Exempt Income Fund                3,235        145,312              148,547          632,982               781,529
Money Market Fund                   955,267              -              955,267                -               955,267



The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.)

                               Distributions  paid from
                            ------------------------------
                                             Net Long Term        Total Taxable       Tax Exempt      Total Distributions
Fund                        Ordinary Income  Capital Gains        Distributions    Distributions             Paid
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund            $   51,939     $1,069,012           $1,120,951         $      -            $1,120,951
Income Fund                       2,250,789          2,255            2,253,044                -             2,253,044
Tax-Exempt Income Fund                  566         76,023               76,589          693,268               769,857
Money Market Fund                   520,863              -              520,863                -               520,863

As of March 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:


                                                                                                                            Total
                        Undistributed Undistributed Undistributed                           Accumulated   Unrealized     Accumulated
                         Tax Exempt     Ordinary      Long-Term   Accumulated Distributions Capital and   Appreciation    Earnings
Fund                       Income         Income    Capital Gains   Earnings      Payable   Other Losses (Depreciation)  (Deficit)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund         $     -      $ 15,832    $1,374,784  $1,390,616   $ (15,831)   $     --     $8,531,016    $9,905,801
Income Fund                         -       332,762             -     332,762    (332,761)    (86,568)      (514,464)     (601,031)
Tax-Exempt Income Fund         65,075             -        23,129      88,204     (65,075)         --        501,764       524,893
Money Market Fund                   -       179,574             -     179,574    (179,421)        (19)            --           134

As of March 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

Fund                                    Amount                     Expires
--------------------------------------------------------------------------------
Income Fund                            $70,328                       2012


Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

Fund                                                              Capital Losses
--------------------------------------------------------------------------------
Income Fund                                                          $16,240
Money Market Fund                                                         19

6. CONCENTRATION OF CREDIT RISK

The Tax-Exempt Income Fund has a relatively large concentration of securities in debt instruments of municipal issuers in the state of Indiana. The issuers' abilities to meet their obligations may be affected by economic developments in this state.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Signal Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Growth Fund, Income Fund, Tax-Exempt Income Fund and Money Market Fund (separate portfolios constituting Signal Funds, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Columbus, Ohio
May 20, 2005

SIGNAL FUNDS
ADDITIONAL INFORMATION - MARCH 31, 2005 (UNAUDITED)

1. OTHER FEDERAL TAX INFORMATION:

For the period ended March 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information was reported in conjunction with your 2004 Form 1099-DIV.

For the period ended March 31, 2005, the following Funds paid qualified dividend income:

Fund                                                   Qualified Dividend Income
--------------------------------------------------------------------------------

Large Cap Growth Fund                                           $119,024


For the taxable year ended March 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction to corporations:

Fund                                                Dividends Received Deduction
--------------------------------------------------------------------------------
Large Cap Growth Fund                                            100%


2. EXPENSE COMPARISON:

As a shareholder of the Signal Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Signal Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSE PAID        EXPENSE RATIO
                                      VALUE             VALUE       DURING PERIOD*       DURING PERIOD
                                     10/1/04           3/31/05     10/1/04 - 3/31/05   10/1/04 - 3/31/05
--------------------------------------------------------------------------------------------------------
Large Cap Growth Fund   Class A    $1,000.00         $1,074.10           $7.14              1.38%
                        Class B     1,000.00          1,070.60           11.00              2.13%
                        Class 1     1,000.00          1,076.60            5.85              1.13%
--------------------------------------------------------------------------------------------------------
Income Fund             Class A     1,000.00            995.60            4.53              0.91%
                        Class B     1,000.00            991.90            8.29              1.67%
                        Class 1     1,000.00            996.80            3.29              0.66%
--------------------------------------------------------------------------------------------------------
Tax-Exempt Income Fund  Class A     1,000.00            997.00            5.33              1.07%
                        Class B     1,000.00            993.30            9.04              1.82%
                        Class 1     1,000.00            998.20            4.09              0.82%
--------------------------------------------------------------------------------------------------------
Money Market Fund       Class 1     1,000.00          1,008.60            2.40              0.48%
--------------------------------------------------------------------------------------------------------

SIGNAL FUNDS
ADDITIONAL INFORMATION - MARCH 31, 2005 (UNAUDITED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Signal Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSE PAID       EXPENSE RATIO
                                      VALUE           VALUE       DURING PERIOD*      DURING PERIOD
                                     10/1/04         3/31/05     10/1/04 - 3/31/05  10/1/04 - 3/31/05
-------------------------------------------------------------------------------------------------------
Large Cap Growth Fund   Class A    $1,000.00        $1,018.05           $6.94            1.38%
                        Class B     1,000.00         1,014.31           10.70            2.13%
                        Class 1     1,000.00         1,019.30            5.69            1.13%
-------------------------------------------------------------------------------------------------------
Income Fund             Class A     1,000.00         1,020.39            4.58            0.91%
                        Class B     1,000.00         1,016.60            8.40            1.67%
                        Class 1     1,000.00         1,021.64            3.33            0.66%
-------------------------------------------------------------------------------------------------------
Tax-Exempt Income Fund  Class A     1,000.00         1,019.60            5.39            1.07%
                        Class B     1,000.00         1,015.86            9.15            1.82%
                        Class 1     1,000.00         1,020.84            4.13            0.82%
-------------------------------------------------------------------------------------------------------
Money Market Fund       class I     1,000.00         1,022.54            2.42            0.48%
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

SIGNAL FUNDS
ADDITIONAL INFORMATION - MARCH 31, 2005 (UNAUDITED)

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND THE ADVISOR.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 17, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Advisor and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Advisor for each of the Funds, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Advisor produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Advisor to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Advisor relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor, which was found to be consistent with industry standards, and the financial soundness of the Advisor as demonstrated by the financial information provided was also noted. The Board further reviewed the Advisor's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Advisor's investment expertise and the investment strategies utilized by the Advisor with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Advisor their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also met in-person with representatives of Mercantile Capital Advisors, Inc., the sub-investment Advisor to the Signal Money Market Fund, and they reviewed matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement for that Fund. The Board took note of the favorable investment performance attained by Mercantile Capital Advisors, Inc. with respect to the Signal Money Market Fund and they took further note of their successful sub-investment management of that Fund.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement for each of the Funds and the Sub-Investment Advisory Agreement for the Signal Money Market Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. The Board members also took notice of the fact that the Advisor has waived a portion of its investment advisory fee with respect to each of the Funds since their inception in order to help reduce the operating expense ratio of each of the Funds and they took further notice of the Advisor's undertaking to continue waiving a portion of its investment advisory fee for each of the Funds for the current fiscal year of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

SIGNAL FUNDS
TRUSTEES AND OFFICERS - MARCH 31, 2005 (UNAUDITED)

Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                            TERM OF                                              FUNDS
                                            OFFICE**      PRINCIPAL                              IN FUND       OTHER
                          POSITION(S)       AND           OCCUPATION(S)                          COMPLEX       DIRECTORSHIPS
NAME, ADDRESS             HELD WITH         LENGTH OF     DURING PAST                            OVERSEEN BY   HELD BY
AGE                       THE FUNDS         TIME SERVED   FIVE YEARS                             TRUSTEE       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

Walter B. Grimm           Trustee           Since 1996    From June 1992 to present, employee of       16      American Performance
3435 Stelzer Road                                         BISYS Fund Services.                                 Funds; Legacy Fund
Columbus, Ohio 43219                                                                                           Group; Performance
Age 59                                                                                                         Funds Trust; Variable
                                                                                                               Insurance Funds


R. Jeffrey Young          President and     Since 1999    From 1993 to present, employee of            16      N/A
3435 Stelzer Road         Chairman of the                 BISYS fund Services.
Columbus, Ohio 43219      Board of Trustees
Age: 40

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Maurice G. Stark          Trustee           Since 1992    Retired.                                    16       Variable Insurance
3435 Stelzer Road                                                                                              Funds
Columbus, Ohio 43219
Age: 69

Michael M. Van Buskirk    Trustee           Since 1992    From June 1991 to present, employee         16       Variable Insurance
3435 Stelzer Road                                         of and currently President of The                    Funds
Columbus, Ohio 43219                                      Ohio Bankers's League (trade
Age: 58                                                   association)

Dianne Armstrong          Trustee           Since 2004    From August 2003 to present, Principal      16       N/A
3435 Stelzer Road                                         of King Dodson Armstrong Financial
Columbus, Ohio 43219                                      Advisors, Inc.; from April 2000 to
Age: 40                                                   August 2003, Director of Financial
                                                          Planning, Hamilton Capital Management.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Chris Sabato              Treasurer         Since 2004    From February 1993 to present, employee
3435 Stelzer Road                                         of BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

Timothy Bresnahan         Secretary         Since 2005    From February 2005 to present, employee
3435 Stelzer Road                                         of BISYS Fund Services; from March 2004
Columbus, Ohio 43219                                      to February 2005, employee of the law firm
Age: 36                                                   of Greenberg Traurig; from October to March
                                                          2004, employee of Deutsche Bank Asset
                                                          Management, Inc.; from September, 2001 to
                                                          February, 2003, Associate of the law firm
                                                          Goodwin Procter, L.L.P.

Alaina V. Metz            Assistant         Since 1995    From June 1995 to present, employee of
3435 Stelzer Road         Secretary                       BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

George L. Stevens         Chief Compliance  Since 2004    From September 1996 to present, employee
3435 Stelzer Road         Officer                         of BISYS Fund Services.
Columbus, Ohio 43219
Age: 54

------------------------------------------------------------------------------------------------------------------------------------

* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12(a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS MAURICE STARK, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed Audit Fees to the First Source Monogram Funds of $40,000 and $46,275, respectively.

        For the fiscal years ended March 31, 2004 and March 31, 2005, Tait Weller Baker billed Audit Fees to the Boston Trust Funds of $30,000 and $32,000, respectively.

        For the fiscal years ended March 31, 2004 and March 31, 2005, E&Y billed Audit Fees to the Shelby Funds of $25,900 and $22,500, respectively.

        For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed Audit Fees to the Signal Funds of $34,000 and $37,500, respectively.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        For the fiscal years ended March 31, 2004 and March 31, 2005, Tait Weller Baker billed audit related fees to the Boston Trust Funds of $9,000 and $9,300 respectively. These fees relate to the preparation and review of the Funds' 17f-2 filings.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed Tax Fees to the First Source Monogram Funds of $12,500 and $11,250, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

        For the fiscal years ended March 31, 2004 and March 31, 2005, Tait Weller Baker billed Tax Fees to the Boston Trust Funds of $8,000 and $8,000, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

        For the fiscal years ended March 31, 2004 and March 31, 2005, E&Y billed Tax Fees to the Shelby Funds of $2,500 and $2,500, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

        For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed Tax Fees to the Signal Funds of $8,000 and $9,000, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        Not Applicable.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        Not Applicable.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        Not Applicable.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        Not Applicable.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        Not Applicable.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so
                state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

                NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED,

PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
        THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).
        CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
        NOT APPLICABLE.

        (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

        CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coventry Group

By:     /s/ R. Jeffery Young
        --------------------

        President

Date:   June 9, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ R. Jeffery Young
        --------------------

        President

Date:   June 9, 2005

By:     /s/ Chris Sabato
        -----------------

        Treasurer

Date:   June 9, 2005